As filed with the Securities and Exchange Commission on July 7, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-3802

                          NEUBERGER BERMAN INCOME FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1221
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2004

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Shareholders.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


SEMI-ANNUAL REPORT
APRIL 30, 2004


NEUBERGER BERMAN
INCOME FUNDS


INVESTOR CLASS SHARES

TRUST CLASS SHARES

CASH RESERVES

GOVERNMENT MONEY FUND

HIGH INCOME BOND FUND

LIMITED MATURITY BOND FUND

MUNICIPAL MONEY FUND

MUNICIPAL SECURITIES TRUST

CONTENTS

          THE FUNDS

          CHAIRMAN'S LETTER                                                   2

          PORTFOLIO COMMENTARY/
            PERFORMANCE HIGHLIGHTS
          Limited Maturity Bond Fund                                          4
          High Income Bond Fund                                               5
          Municipal Securities Trust                                          6
          Municipal Money Fund                                                8
          Cash Reserves                                                       9
          Government Money Fund                                              10

          SCHEDULE OF INVESTMENTS
          Cash Reserves                                                      13
          Government Money Fund                                              15
          High Income Bond Fund                                              16
          Limited Maturity Bond Fund                                         22
          Municipal Money Fund                                               25
          Municipal Securities Trust                                         32

          FINANCIAL STATEMENTS                                               36

          FINANCIAL HIGHLIGHTS (ALL CLASSES)
            PER SHARE DATA
          Cash Reserves                                                      50
          Government Money Fund                                              51
          High Income Bond Fund                                              52
          Limited Maturity Bond Fund                                         53
          Municipal Money Fund                                               54
          Municipal Securities Trust                                         55

          DIRECTORY                                                          58

          TRUSTEES AND OFFICERS                                              59

          PROXY VOTING POLICIES AND PROCEDURES                               67


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2004 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[PHOTO OF PETER SUNDMAN]

          DEAR FELLOW SHAREHOLDER,

          Bond traders are the grinches of the financial markets -- they hate good economic news. Why? Strong economic growth spawns concern about inflation, which in turn leads to Federal Reserve tightening and higher interest rates. Higher interest rates translate into higher coupons (interest payments to bond holders) on newly issued bonds. Therefore, in order to provide a competitive yield to newly issued bonds, the prices of bonds that are currently trading in the market must come down.

          We enjoyed a stable bond market from November 2003 through February 2004, a period in which economic news was mixed. However, when a surprisingly strong March jobs report was released in early April, the markets caught a whiff of potential inflation. Prior to the publication of March jobs data, the consensus was that the Fed would delay hiking short-term interest rates until after the election and perhaps even wait until first quarter 2005. However, the data prompted concerns that the Fed would begin tightening this summer. Bond prices came under pressure immediately, with all sectors of the fixed-income market declining in April.

          While the bull market for bonds may be over for the time being, there is significant disagreement over the short-term outlook for the fixed-income markets. This debate focuses on inflation. Bond bears point to rapidly rising commodities prices (especially oil), the potential for upward pressure on wages if job growth remains strong, and the prospect of price inflation returning as demand catches up with supply. They argue that the Federal Reserve will have to increase short-term rates quickly and substantially in order to head off inflation. More optimistic market observers point to still significant overcapacity in many industries, a labor force that by some standards is still underemployed, disinflationary pressures in the form of increased imports from low-labor-cost nations, and the lack of pricing flexibility in most businesses. They believe that the Fed can afford to take a cautious, measured approach and that, in total, Fed rate hikes will be relatively modest.

          We can't know which of the two perspectives will be proven right. We do know, however, that with the April decline behind us, there is already some bad news

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

          baked into bond prices. Importantly, while our portfolio managers may take sides in this debate, they won't put shareholders' hard-earned money unduly at risk based on anyone's economic or market forecasts, including their own. In this uncertain environment, all of our fixed-income portfolios are defensively postured to hedge against interest rate risk, even if it means giving up potential short-term gains.

          Of course, the upside to lower bond prices is higher yields. During this extended period of historically low interest rates, bond yields have been rather modest. With yields increasing, the current income for shareholders will increase as well.

          In closing, the four-year bull market in bonds may have come to an end. We expect the fixed-income markets to remain unsettled for at least the next few months. However, all of our fund portfolios are postured defensively to diminish interest rate risk. As always, our portfolio managers will be alert to any meaningful changes in bond market trends and will be prepared to take advantage of evolving opportunities.

          Sincerely,

                                     /s/ Peter Sundman
                                       PETER SUNDMAN
                                   CHAIRMAN OF THE BOARD
                               NEUBERGER BERMAN INCOME FUNDS

LIMITED MATURITY BOND FUND PORTFOLIO COMMENTARY

          For the six months ended April 30, 2004, the Neuberger Berman Limited Maturity Bond Fund returned 0.56% versus 0.55% for the Merrill Lynch 1-3 Year Treasury Index benchmark.

          At the beginning of fiscal 2004, the portfolio had a relatively conservative duration of 1.4 years, moderately below the duration of the benchmark index. This defensive posture was a reflection of our recognition that low bond yields provide only a thin cushion to offset potential price declines associated with the strengthening economy. We further reduced the portfolio duration to approximately 1.3 years at the end of March. After the surprisingly strong March employment report, this posture helped preserve shareholder capital as the bond market began anticipating and pricing in the increased probability of a Federal Reserve rate hike.

          We employed shifts in sector allocation to take advantage of evolving opportunities in the market. In a tactical opportunity, we added a small position in foreign government securities in January. In February, we began increasing our position in cash equivalents, raising it from 11.5% of portfolio assets at the end of January to 14.0% at the end of April. This increase is consistent with the conservative structuring of the portfolio. In March, we increased our allocation to U.S. Treasuries while reducing our exposure to mortgage-backed securities, which tend not to perform well in more volatile interest rate environments. We maintained the portfolio's high credit quality.

          Looking ahead, if job growth remains strong and the early signs of price pressure persist, a potential Federal Reserve tightening will become more likely -- and imminent. In the past, Fed Chairman Alan Greenspan has employed a measured approach to adjusting the Fed Funds Rate, taking small discrete steps and then patiently waiting to evaluate the impact on the economy before proceeding further. In his commentary, Mr. Greenspan has hinted that the Fed will use a similar approach in the coming months. We will continue to evaluate these factors and adjust the portfolio accordingly.

          At the end of this reporting period (April 30, 2004) the portfolio had a duration of 1.2 years versus approximately 1.7 years for the Merrill Lynch 1-3 Year Treasury Index benchmark, an average Credit Rating of AA-, and an Average Yield to Maturity of 2.22%.

          In closing, with short-term interest rates reaching historically low levels, investors in our fund have enjoyed strong returns over the past few years. In this lower interest rate environment we are taking a conservative approach and protecting these gains. As interest rates rise and additional opportunities become more attractive, we will once again reach out on the risk spectrum in search of ways to create value in the fund.

          Sincerely,

                                     /s/ Ted Giuliano
                                       TED GIULIANO
                                     PORTFOLIO MANAGER

          PERFORMANCE HIGHLIGHTS

                                                                SIX MONTH                                 AVERAGE ANNUAL
          NEUBERGER BERMAN                                   PERIOD ENDED                              TOTAL RETURNS (1)
          LIMITED MATURITY BOND (2)        INCEPTION DATE       4/30/2004      1 YEAR (1)     5 YEARS           10 YEARS
          INVESTOR CLASS                       06/09/1986           0.56%           1.30%       4.71%              5.21%

          TRUST CLASS (6)                      08/30/1993           0.56%           1.20%       4.60%              5.11%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

          CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

          The 30-day SEC yield of the Investor Class Shares ending 4/30/04 was 1.71%, and the Trust Class Shares was 1.61%.

          The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the classes of the Limited Maturity Bond Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

HIGH INCOME BOND FUND PORTFOLIO COMMENTARY

          For the semi-annual report period ended April 30, 2004, the Neuberger Berman High Income Bond Fund posted a gain of 3.80% compared to a return of 5.28% for the Lipper High Current Yield Funds Index and a return of 4.54% for the Lehman Brothers Intermediate Ba U.S. High Yield Index, the Fund's benchmark. The Fund provided positive performance for the period despite an increase in interest rates from previously record low levels.

          Given the ongoing improvement in economic activity, a stronger employment picture, and continued consumer confidence, we expected rates to rise at some point this year. Consequently, we had positioned the portfolio between defensive and market, which we believe helped cushion performance. As of April 30, 2004, the Fund's duration and maturity stance remained relatively short at 3.6 years and 5.9 years, respectively.

          We would describe the six-month period from October 31, 2003 to April 30, 2004, as relatively sedate. There were no specific shocks to the market or negative surprises among the portfolio's holdings. During the period, new issuance and refinancings remained at high levels. Many companies took advantage of the market's window of opportunity to restructure the terms of their debt. Although the aggregate level of debt for these companies (many of which we own) has not declined, the average cost of their debt has, providing them with greater financial flexibility going forward.

          We may not like the price fluctuations that we see caused by the recent adjustment in short-term interest rates, but we are optimistic about the expansionary economic period that we believe we are entering. In our view, improving economic conditions are providing the wind at our backs. The Federal Reserve Board's actions are being taken to ensure that the economy is not overheating, which is a positive for companies in the portfolio over the long term.

          Although the backup in interest rates was rather abrupt, we are confident that the portfolio is well positioned going forward. We took smaller positions in most of the portfolio's longer-dated bonds (those with relatively lower coupons) and if companies, as we expect, continue to refinance or call in their debt, we will look for opportunities to roll those securities into higher coupon debt or buy lower-coupon bonds for better prices.

          Our investment orientation will remain toward keeping duration relatively short. This part of the curve still provides compelling income, yet minimizes risks related to rising interest rates. We also intend to maintain our focus on credit selection and to remain well diversified across industries.

          Sincerely,

                                   /s/ Wayne C. Plewniak
                                     WAYNE C. PLEWNIAK
                                 SENIOR PORTFOLIO MANAGER

          PERFORMANCE HIGHLIGHTS

                                                                SIX MONTH                                 AVERAGE ANNUAL
          NEUBERGER BERMAN                                   PERIOD ENDED                              TOTAL RETURNS (1)
          HIGH INCOME BOND FUND (2)        INCEPTION DATE       4/30/2004      1 YEAR (1)     5 YEARS           10 YEARS
          INVESTOR CLASS (8)                   02/01/1992           3.80%         8.95%         6.63%              8.06%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

          CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

          The 30-day SEC yield of the Investor Class Shares was 5.66% for the period ending April 30, 2004.

          The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the High Income Bond Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

MUNICIPAL SECURITIES TRUST PORTFOLIO COMMENTARY

          For the six months ended April 30, 2004, the Neuberger Berman Municipal Securities Trust returned 0.15% compared with the Lehman Brothers 7-Year GO Index's 0.50% and the Lipper Intermediate Municipal Debt Fund Index's 0.43% return.

          The Fund enjoyed a stable bond market through the first five months of this six-month reporting period. However, when a strong March jobs report was released in early April and investors became convinced that the Federal Reserve would begin tightening short-term interest rates this summer, bond prices came under heavy pressure. The performance of municipal bonds tracked that of the broad fixed-income market throughout this reporting period.

          Since preservation of capital is always our primary objective, we assumed a more defensive posture long before the March jobs report rattled the fixed-income markets. We began shortening the portfolio's weighted average maturity and duration in December to hedge against interest rate risk. Although this strategy was particularly effective in April, we believe the portfolio's "safety first" posture will work to shareholders' advantage in the months ahead. Our commitment to quality also restrained relative returns, as lower-rated, higher-yielding credits outperformed throughout this six-month reporting period.

          Our underweight in New York and California helped relative returns as municipal securities from both states remained under pressure due to large budget deficits. However, with New York and California making some strides in getting their financial houses back in order, we may increase our exposure to enhance portfolio yield. We did not alter sector allocation significantly during the reporting period, keeping around 50% of assets in revenue bonds (primarily essential purpose issues) and approximately 40% of assets in general obligation bonds. Approximately 5% of assets were in pre-refunded/escrowed bonds, and between 1% and 3% were in cash equivalents.

          Looking ahead, we believe that fixed-income markets will remain unsettled for at least the next several months as investors continue to ponder how much the Federal Reserve will raise short-term interest rates. We believe that the Fed will take a cautious, measured approach in raising short-term interest rates. We expect the Fed to tap lightly on the monetary brakes this summer and then wait for the election year dust to settle. If economic growth begins moderating in the second half of 2004, the Fed may not tighten as much as the fixed-income markets appear to be anticipating. With bond prices falling so sharply in April (the yield on the 10-year U.S. Treasury Bond rose 67 basis points in one month), much if not all of the potential bad news (in the case of bonds, really good economic news), may already be discounted in the market.

          We will remain defensive until we see solid evidence that the bond market is firming. Our sensitivity to interest rate risk is reflected in the portfolio's weighted average maturity and duration, both of which are approximately half a year below benchmark levels. Our commitment to quality is demonstrated by the portfolio's AA+ credit rating.

          In closing, following a long bull market in bonds, the capital appreciation potential of municipal bonds may be limited for the foreseeable future. The good news is that the Fund's yield should rise along with interest rates, boosting the income distributed to shareholders.

          Sincerely,

                            /s/ Ted Giuliano /s/ Thomas Brophy

                                     /s/ Kelly Landron

                                       TED GIULIANO,
                                       THOMAS BROPHY
                                            AND
                                       KELLY LANDRON
                                   PORTFOLIO CO-MANAGERS

          PERFORMANCE HIGHLIGHTS

                                                                    SIX MONTH                             AVERAGE ANNUAL
          NEUBERGER BERMAN                                       PERIOD ENDED                          TOTAL RETURNS (1)
          MUNICIPAL SECURITIES TRUST (2),(3)   INCEPTION DATE       4/30/2004    1 YEAR (1)   5 YEARS           10 YEARS
          INVESTOR CLASS                           07/09/1987           0.15%         1.09%     4.74%              5.26%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

          CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

          For the period ending 4/30/04, the 30-day SEC yield of the Municipal Securities Trust was 2.67% and the tax-equivalent yield was 4.11% For an investor in the highest federal income tax bracket (35% for calendar year 2004).

          The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Municipal Securities Trust will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

MUNICIPAL MONEY FUND PORTFOLIO COMMENTARY

          For the six months ended April 30, 2004, the Neuberger Berman Municipal Money Fund returned 0.19% versus 0.20% for the Money Fund Report Tax-Free National Retail Average.

          In fiscal 2003, deteriorating credit quality was the big story in the municipal money markets. With municipal balance sheets weakening as tax revenues decreased, we had to be especially diligent in our credit analysis in order to avoid potholes in the market. In first-half fiscal 2004, the big story was the increasing probability that the Federal Reserve would begin hiking short-term interest rates this summer in response to more consistently good economic news in general and the surprisingly strong March jobs report in particular.

          Always sensitive to interest rate risk, we had begun shortening the portfolio's weighted average maturity long before investors became convinced that the Fed was ready to tighten and before longer maturity municipal money market securities came under pressure. The Fund's weighted average maturity peaked on February 11 at 54.2 days. By the end of April, it had been reduced to 35.0 days. With the yield spread between one-month and one-year securities increasing by 40 basis points in the month of April, our cautious posture was rewarded. The fact that during the reporting period, on average 71% of assets were invested in securities that adjust interest rate payments in response to rising rates also benefited returns when rates jumped in April. At the end of April, 70.0% of portfolio assets remained in adjusted rate paper, a reflection of our still defensive posture.

          We never try to predict what the often unpredictable Federal Reserve is likely to do in the future. That said, the Fed has become increasingly sensitive to the impact of policy changes on the financial markets, and therefore we believe it will take a cautious, measured approach in its future efforts to defend against inflation. With today's much steeper yield curve, it is tempting to begin extending the portfolio's weighted average maturity to enhance yield. However, we will very likely wait until the Fed makes its first move, listen carefully to the tone of its message, and quickly assess the impact on the municipal money markets before determining whether to become more aggressive.

          In closing, the Neuberger Berman Municipal Money Fund has met its dual objectives of preserving shareholder capital and providing positive returns. We remain committed to identifying evolving opportunities in the marketplace and generating competitive returns.

          Sincerely,

                            /s/ Ted Giuliano /s/ Thomas Brophy

                                     /s/ Kelly Landron

                                       TED GIULIANO,
                                       THOMAS BROPHY
                                            AND
                                       KELLY LANDRON
                                   PORTFOLIO CO-MANAGERS

          PERFORMANCE HIGHLIGHTS

                                                                                                 FOR THE 7 DAYS ENDED 4/30/04
          NEUBERGER BERMAN                                                                                     TAX-EQUIVALENT
          MUNICIPAL MONEY FUND (5),(3)       INCEPTION DATE   CURRENT YIELD (4)   EFFECTIVE YIELD (4)     EFFECTIVE YIELD (7)
          INVESTOR CLASS                         12/10/1984               0.43%                 0.43%                   0.66%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com/performance.

          AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

          For the period ending 4/30/04, the 7-day current yield of the Municipal Money Fund was 0.43% and the tax-equivalent yield was 0.66% for an investor in the highest federal income tax bracket (35% for calendar year 2004). The 7-day effective yield was 0.43% and the tax-equivalent yield was 0.66% for an investor in the highest federal income tax bracket (35% for calendar year 2004).

          The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

CASH RESERVES PORTFOLIO COMMENTARY

          For the six months ended April 30, 2004, Neuberger Berman Cash Reserves returned 0.22%, compared with the Money Fund Report Taxable First Tier Retail Average's 0.19%. The Fund closed the period with a seven-day current yield and seven-day effective yield of 0.37%.

          Through the first five months of this six-month reporting period, the money markets remained largely unchanged, with rates near 45-year lows and a relatively flat yield curve. Then, on April 2, 2004, a surprisingly strong March jobs report was released and investors became convinced the Federal Reserve would begin hiking short-term interest rates this summer. The yield curve steepened immediately. To put things in perspective, at the beginning of fiscal 2004, the one-month LIBOR Rate (London InterBank Offered Rate) was 1.12% and the 12-month rate was 1.48% -- a narrow 36 basis point spread. This spread remained quite narrow through the end of March. By the end of April, the LIBOR spread had increased to 73 basis points, as securities in the longer end of the money market maturity spectrum came under pressure.

          We entered fiscal 2004 defensively postured, with a weighted average maturity of 56.8 days. We made modest adjustments over the next five months, but the portfolio's average maturity remained in the lower end of our range. When the March jobs report showing a 308,000 increase in non-farm payrolls was released, we chose to remain defensive --keeping the portfolio positioned at a point in the yield curve providing respectable yield and moderate interest rate risk.

          The primary shifts in sector allocation during this reporting period reflected our desire to further mitigate risk by diversifying the portfolio. We increased our allocation to U.S. Treasury bills and built positions in time deposits and short-term bank notes. We reduced our exposure to agencies, because we feared that the ongoing negative publicity surrounding Freddie Mac and Fannie Mae could pressure other agency securities. Since sector spreads were quite narrow, we were able to diversify without sacrificing credit quality or giving up yield.

          Going forward, we will likely remain defensively positioned, waiting to evaluate the impact that any change in Federal Reserve monetary policy has on the money markets.

          In closing, money market funds have achieved their dual objective -- preserving capital and providing positive returns. Our challenge is to respond quickly to changing market conditions and take advantage of evolving opportunities.

          Sincerely,

                            /s/ Ted Giuliano /s/ Cynthia Damian

                                     /s/ Alyssa Juros

            TED GIULIANO                                      CYNTHIA DAMIAN AND
          PORTFOLIO MANAGER                                      ALYSSA JUROS
                                                                  PORTFOLIO
                                                              ASSOCIATE MANAGERS

          PERFORMANCE HIGHLIGHTS

                                                                                              FOR THE 7 DAYS ENDED 4/30/04
          NEUBERGER BERMAN CASH RESERVES (2),(5)              INCEPTION DATE      CURRENT YIELD (4)     EFFECTIVE YIELD (4)
          INVESTOR CLASS                                          04/12/1988                  0.37%                   0.37%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com/performance.

          AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

          The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

GOVERNMENT MONEY FUND PORTFOLIO COMMENTARY

          For the six months ended April 30, 2004, the Neuberger Berman Government Money Fund returned 0.26%, compared with the Money Fund Report Government & Agencies Retail Average's 0.18%. The Fund closed first-half fiscal 2004 with a seven-day current yield and a seven-day effective yield of 0.51%.*

          Through the first five months of this reporting period, the money markets were stable and the yield curve relatively flat. At the beginning of first-half fiscal 2004, the yield spread between three-month Treasury Bills and the one-year Treasury Note was just 27 basis points. Then, following the release of much stronger than anticipated March jobs growth, the market started pricing in the increased probability of Federal Reserve rate hikes. The yield curve immediately steepened, with the yield spread between three-month and one-year Treasury securities increasing to nearly 65 basis points by the end of April.

          In response to more consistently positive economic news in calendar third quarter 2003, we maintained a defensive posture with a relatively short weighted average maturity. Heading into first-half fiscal 2004, the portfolio's average maturity was at 55.3 days. We modestly extended average maturity through mid-March, but began shortening again as we headed into April. When the March job data was released on April 2 showing a 308,000 increase in non-farm payrolls, bonds sold off sharply. As opposed to extending or shortening weighted average maturity, we elected to remain defensive and keep average maturity on that segment of the yield curve where it would generate respectable yield with moderate interest rate risk. Our "safety first" decision helped the Fund outperform its benchmark during this reporting period.

          Money market funds have done their job -- protecting assets and delivering positive returns. When opportunities present themselves in the market, we will strive to be positioned to take advantage of them.

          Sincerely,

                            /s/ Ted Giuliano /s/ Cynthia Damian

                                     /s/ Alyssa Juros

            TED GIULIANO                                      CYNTHIA DAMIAN AND
          PORTFOLIO MANAGER                                      ALYSSA JUROS
                                                                  PORTFOLIO
                                                              ASSOCIATE MANAGERS

          PERFORMANCE HIGHLIGHTS

                                                                                                 FOR THE 7 DAYS ENDED 4/30/04
          NEUBERGER BERMAN GOVERNMENT MONEY FUND (2),(5)          INCEPTION DATE     CURRENT YIELD (4)    EFFECTIVE YIELD (4)
          INVESTOR CLASS                                              11/14/1983                 0.51%                  0.51%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com/performance.

          AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

*Returns would have been lower if Neuberger Berman Management Inc, had not capped a portion of its fees during the period. This voluntary expense cap is terminated as of July 1, 2004.

ENDNOTES

          (1) One-year and average annual total returns are for the periods ended April 30, 2004. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

          (2) Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following funds so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.65% for Neuberger Berman Cash Reserves, 1.00% for Neuberger Berman High Income Bond Fund, 0.70% for Neuberger Berman Limited Maturity Bond Fund (Investor Class), 0.80% for Neuberger Berman Limited Maturity Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Securities Trust, of average daily net assets. Each undertaking lasts until October 31, 2007. Each of these funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Management has voluntarily agreed to reimburse certain operating expenses of Neuberger Berman Government Money Fund so that expenses are limited to 0.45% of average daily net assets. This arrangement can be terminated without notice to the fund. For the six months ended April 30, 2004, there were no reimbursements of expenses by Management to Neuberger Berman Cash Reserves and Neuberger Berman High Income Bond Fund. Absent such reimbursements, the total returns of Neuberger Berman's Limited Maturity Bond Fund Investor Class, Limited Maturity Bond Fund Trust Class, High Income Bond Fund, Municipal Securities Trust and the yield of Government Money Fund would have been less.

          (3) A portion of the income of Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

          (4) "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

          (5) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund, or Neuberger Berman Cash Reserves will fluctuate.

          (6) Performance prior to August 1993 is for the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Management caps the Trust Class expenses. Absent such arrangement, which is subject to change, the total return would have been less.

          (7) Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal taxes at the highest Federal tax rate, currently 35% in 2004, assuming that all of the Fund's income is exempt from Federal income taxes.

          (8) This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return and data for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflects performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002, and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception), through March 31, 1996, as applicable. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

GLOSSARY OF INDICES

    THE MERRILL LYNCH 1-3 YEAR TREASURY  An unmanaged total return market value
                                 INDEX: index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

     THE LEHMAN BROTHERS 7-YEAR GENERAL  An unmanaged total return performance
                      OBLIGATION INDEX:  benchmark for the intermediate-term,
                                         7-year, investment grade General
                                         Obligations (State and Local)
                                         tax-exempt bond market.

    THE MONEY FUND REPORT TAXABLE FIRST  Measures the performance of retail
                   TIER RETAIL AVERAGE:  money market mutual funds which hold
                                         "First Tier" securities as defined by
                                         Rule 2a-7 of the Investment Company Act
                                         of 1940 (not including Second Tier
                                         Commercial Paper). First Tier
                                         securities are those rated in the
                                         highest short-term rating category by
                                         two or more nationally recognized
                                         statistical ratings organizations
                                         ("NRSRO") or one, if only one has rated
                                         the security.

  THE MONEY FUND REPORT TREASURY RETAIL  Measures the performance of retail
                               AVERAGE: money market mutual funds which invest only in obligations of the U.S. Treasury (T-Bills).

   THE MONEY FUND REPORT GOVERNMENT AND  Measures the performance of retail
               AGENCIES RETAIL AVERAGE:  money market mutual funds which invest in obligations of the U.S. Treasury
                                         (T-Bills), repurchase agreements, or
                                         U.S. Government Agency securities.

THE MONEY FUND REPORT TAX-FREE NATIONAL  Measures all national tax-free and
                        RETAIL AVERAGE:  municipal retail funds. Portfolio
                                         holdings of tax-free funds includes
                                         Rated and Unrated Demand Notes, Rated
                                         and Unrated General Market Notes,
                                         Commercial Paper, Put Bonds -- 6 months
                                         or less, Put Bonds -- over 6 months,
                                         AMT Paper, and Other Tax-Free holdings.


   LEHMAN BROTHERS INTERMEDIATE BA U.S.  An unmanaged index comprised of BB
                      HIGH YIELD INDEX:  rated bonds with maturities of less
                                         than 10 years.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that investors cannot invest directly in any index or average. Data about the performance of each index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in many securities not included in its respective index.

SCHEDULE OF INVESTMENTS CASH RESERVES

          PRINCIPAL AMOUNT                                                            RATING                     VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH
          AND CREDIT OF THE U.S. GOVERNMENT (10.9%)
          $ 10,000 U.S. Treasury Bills, 0.92%, due 5/20/04                         TSY        TSY      $         9,996
            20,000 U.S. Treasury Bills, 0.92%, due 7/8/04                          TSY        TSY               19,966
             7,000 U.S. Treasury Notes, 2.88%, due 6/30/04                         TSY        TSY                7,020
            13,000 U.S. Treasury Notes, 2.13%, due 8/31/04                         TSY        TSY               13,041
             7,000 U.S. Treasury Notes, 1.75%, due 12/31/04                        TSY        TSY                7,027
             6,000 U.S. Treasury Notes, 1.63%, due 1/31/05                         TSY        TSY                6,022
                                                                                                       ---------------
                   TOTAL U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH
                   AND CREDIT OF THE U.S. GOVERNMENT                                                            63,072
                                                                                                       ---------------

          U.S. GOVERNMENT AGENCY SECURITIES (6.7%)
            10,000 Federal Farm Credit Bank, Disc. Notes, 0.90%, due 5/3/04        AGY        AGY               10,000
             7,000 Federal Farm Credit Bank, Disc. Notes, 1.09%, due 12/10/04      AGY        AGY                6,953
             2,000 Federal Farm Credit Bank, Disc. Notes, 1.15%, due 12/13/04      AGY        AGY                1,986
            20,000 Sallie Mae, Disc. Notes, 0.94%, due 5/12/04                     AGY        AGY               19,995
                                                                                                       ---------------
                   TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                      38,934
                                                                                                       ---------------

          CERTIFICATES OF DEPOSIT (19.8%)
             7,000 American Express Centurion Bank, Domestic CD, 1.03%,
                   due 5/17/04                                                     P-1        A-1                7,000
             2,000 Australia & New Zealand Banking Group, Ltd., Yankee CD, 1.04%,
                   due 8/2/04                                                      P-1       A-1+                2,000
            10,000 Bank of Montreal, Yankee CD, 1.02%, due 5/10/04                 P-1       A-1+               10,000
            12,000 Deutsche Bank AG, Yankee CD, 1.02% - 1.16%,
                   due 5/11/04 - 12/30/04                                          P-1       A-1+               12,000
            15,000 HBOS Treasury Services, Yankee CD, 1.03% & 1.04%,
                   due 5/14/04 & 7/26/04                                           P-1       A-1+               15,000
             5,000 Lloyd's TSB Bank PLC, Yankee CD, 1.04%, due 5/20/04 & 6/30/04   P-1       A-1+                5,000
            10,000 Rabobank Nederland, Yankee CD, 1.13% & 1.16%,
                   due 6/30/04 & 10/15/04                                          P-1       A-1+               10,000
            11,000 Royal Bank of Scotland, Yankee CD, 1.07% & 1.12%,
                   due 7/19/04 & 9/7/04                                            P-1       A-1+               11,001
            13,000 Svenska Handelsbanken AB, Yankee CD, 1.03% & 1.06%,
                   due 6/24/04 & 7/20/04                                           P-1        A-1               13,000
            14,550 Toronto Dominion Bank, Yankee CD, 1.03% - 1.13%,
                   due 5/5/04 - 12/31/04                                           P-1        A-1               14,550
            15,000 Wells Fargo Bank NA, Domestic CD, 1.02% & 1.03%,
                   due 5/6/04 & 5/26/04                                            P-1       A-1+               15,000
                                                                                                       ---------------
                   TOTAL CERTIFICATES OF DEPOSIT                                                               114,551
                                                                                                       ---------------

          COMMERCIAL PAPER (48.1%)
             3,000 ABN AMRO North America Finance, Inc., 1.09%, due 8/5/04         P-1       A-1+                2,992
             6,000 American Express Credit Corp., 1.02%, due 5/4/04 & 5/7/04       P-1        A-1                6,000
            12,000 ANZ (Delaware), Inc., 1.03%, due 6/3/04 & 6/24/04               P-1       A-1+               11,983
            14,000 Barclays U.S. Funding Corp., 1.05% & 1.17%,
                   due 9/1/04 & 11/24/04                                           P-1       A-1+               13,932
            10,000 Bear Stearns Co., Inc., 1.04%, due 6/2/04                       P-1        A-1                9,991
            15,000 BNP Paribas Finance, 1.00% - 1.18%, due 5/10/04 - 10/29/04      P-1       A-1+               14,970
            15,000 Citigroup Global Markets, Inc., 1.03% - 1.05%,
                   due 5/11/04 - 7/1/04                                            P-1       A-1+               14,991
             3,000 Dexia Delaware LLC, 1.03%, due 5/13/04                          P-1       A-1+                2,999
             5,000 Diageo Capital PLC, 1.00%, due 5/12/04                          P-1        A-1                4,999
            11,500 duPont (E.I.) de Nemours & Co., 1.00%, due 5/10/04              P-1       A-1+               11,498

See Notes to Schedule of Investments

          PRINCIPAL AMOUNT                                                            RATING                     VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  5,000 Eksportfinans ASA, 0.98%, due 5/4/04                            P-1       A-1+      $         5,000
            10,000 Gannett Co., Inc., 1.00%, due 5/4/04                            P-1        A-1               10,000
            15,000 General Electric Capital Corp., 1.02% & 1.03%,
                   due 5/5/04 & 5/11/04                                            P-1       A-1+               14,997
            10,000 Goldman Sachs Group, Inc., 1.02% - 1.22%,
                   due 5/6/04 - 8/26/04                                            P-1        A-1                9,982
            11,000 ING America Insurance Holdings, Inc., 1.05% & 1.08%,
                   due 6/9/04 & 9/3/04                                             P-1        A-1               10,967
            10,000 KFW International Finance, Inc., 1.01%, due 6/15/04             P-1       A-1+                9,988
            13,000 Merrill Lynch & Co., 1.00% & 1.03%, due 5/3/04 & 5/6/04         P-1        A-1               12,999
             5,000 MetLife Funding, Inc., 1.01%, due 6/9/04                        P-1       A-1+                4,995
            12,000 Nestle Capital Corp., 1.04%, due 7/22/04                        P-1       A-1+               11,972
             5,000 New York Life Capital Corp., 1.01%, due 5/18/04                 P-1       A-1+                4,998
             9,600 Pfizer, Inc., 1.04%, due 9/7/04                                 P-1       A-1+                9,565
             5,000 Private Export Funding Corp., 1.04%, due 9/21/04                P-1       A-1+                4,980
            10,000 Procter & Gamble, Inc., 1.00%, due 6/2/04                       P-1       A-1+                9,992
            14,000 Societe Generale NA, Inc., 1.14% & 1.17%,
                   due 5/28/04 & 9/7/04                                            P-1       A-1+               13,962
            13,000 Toyota Motor Credit Corp., 1.02%, due 5/6/04 & 5/20/04          P-1       A-1+               12,998
             5,000 UBS Finance (Delaware), Inc., 1.14%, due 5/10/04                P-1       A-1+                4,999
            14,073 Wal-Mart Stores, Inc., 1.00% & 1.09%, due 6/22/04 & 8/24/04     P-1       A-1+               14,041
            17,500 Westpac Capital Corp., 1.03% - 1.13%, due 7/7/04 - 10/6/04      P-1       A-1+               17,451
                                                                                                       ---------------
                   TOTAL COMMERCIAL PAPER                                                                      278,241
                                                                                                       ---------------

          BANK NOTES (4.3%)
             7,000 Bank One NA, 1.07%, due 7/12/04                                 P-1        A-1                7,000
             8,000 LaSalle Bank NA, 1.12%, due 8/30/04                             P-1        A-1                8,000
            10,000 U.S. Bank NA, 1.17%, due 11/17/04                               P-1       A-1+               10,001
                                                                                                       ---------------
                   TOTAL BANK NOTES                                                                             25,001
                                                                                                       ---------------

          TIME DEPOSITS (6.8%)
            13,000 Chase Manhattan Bank, Grand Cayman, 1.03%, due 5/3/04           P-1       A-1+               13,000
            13,000 Danske Bank A/S, Copenhagen, 1.04%, due 5/3/04                  P-1       A-1+               13,000
            13,000 National City Bank, Grand Cayman, 1.03%, due 5/3/04             P-1        A-1               13,000
                                                                                                       ---------------
                   TOTAL TIME DEPOSITS                                                                          39,000
                                                                                                       ---------------

          REPURCHASE AGREEMENTS (3.4%)
            19,632 State Street Bank and Trust Co. Repurchase Agreement, 0.87%,
                   due 5/3/04, dated 4/30/04, Maturity Value $19,633,423,
                   Collateralized by $20,225,000 U.S. Treasury Notes, 1.50%,
                   due 7/31/05 (Collateral Value $20,225,000)                                                   19,632
                                                                                                       ---------------

                   TOTAL INVESTMENTS (100.0%)                                                                  578,431

                   Liabilities, less cash, receivables and other assets [(0.0%)]                                    (3)
                                                                                                       ---------------
                   TOTAL NET ASSETS (100.0%)                                                           $       578,428
                                                                                                       ---------------

          PRINCIPAL AMOUNT                                                                                       VALUE ++
          (000'S OMITTED)                                                                              (000'S OMITTED)
          U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (48.6%)
          $ 55,000 U.S. Treasury Bills, 0.91%, due 5/6/04                                              $        54,996
            15,000 U.S. Treasury Bills, 1.05%, due 5/13/04                                                      14,996
            25,000 U.S. Treasury Bills, 1.02%, due 5/20/04                                                      24,988
            15,000 U.S. Treasury Bills, 1.02%, due 6/3/04                                                       14,987
            30,000 U.S. Treasury Bills, 0.94%, due 6/10/04                                                      29,970
            20,000 U.S. Treasury Bills, 0.95%, due 6/17/04                                                      19,976
            25,000 U.S. Treasury Bills, 0.95%, due 6/24/04                                                      24,966
            55,000 U.S. Treasury Bills, 0.93%, due 7/1/04                                                       54,916
            15,000 U.S. Treasury Bills, 1.01%, due 7/8/04                                                       14,972
            25,000 U.S. Treasury Bills, 0.93%, due 7/15/04                                                      24,953
            45,000 U.S. Treasury Bills, 0.93% & 0.95%, due 7/22/04                                              44,906
            55,000 U.S. Treasury Bills, 0.95% & 0.96%, due 7/29/04                                              54,874
            20,000 U.S. Treasury Bills, 0.99%, due 8/5/04                                                       19,949
            25,000 U.S. Treasury Bills, 0.98%, due 8/19/04                                                      24,927
            25,000 U.S. Treasury Bills, 0.99%, due 8/26/04                                                      24,921
            30,000 U.S. Treasury Bills, 0.99%, due 9/16/04                                                      29,888
            15,000 U.S. Treasury Bills, 1.10%, due 10/14/04                                                     14,925
            42,000 U.S. Treasury Notes, 2.88%, due 6/30/04                                                      42,125
            10,000 U.S. Treasury Notes, 2.25%, due 7/31/04                                                      10,029
            24,000 U.S. Treasury Notes, 2.13%, due 8/31/04                                                      24,076
            24,000 U.S. Treasury Notes, 1.75%, due 12/31/04                                                     24,093
            12,000 U.S. Treasury Notes, 1.63%, due 1/31/05                                                      12,044
                                                                                                       ---------------
                   TOTAL U.S. TREASURY SECURITIES--BACKED BY THE FULL
                   FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                     606,477
                                                                                                       ---------------

          U.S. GOVERNMENT AGENCY SECURITIES (35.2%)
            45,000 Federal Farm Credit Bank, Disc. Notes, 0.97%, due 6/15/04                                    44,948
            18,395 Federal Farm Credit Bank, Disc. Notes, 0.96%, due 6/17/04                                    18,373
            17,000 Federal Farm Credit Bank, Disc. Notes, 0.97%, due 6/28/04                                    16,974
            19,242 Federal Farm Credit Bank, Disc. Notes, 1.02% & 1.04%, due 8/9/04                             19,188
             7,900 Federal Farm Credit Bank, Disc. Notes, 1.01%, due 9/7/04                                      7,872
            10,900 Federal Farm Credit Bank, Disc. Notes, 1.09%, due 12/10/04                                   10,827
            50,000 Federal Home Loan Bank, Disc. Notes, 0.92%, due 5/3/04                                       50,000
            50,000 Federal Home Loan Bank, Disc. Notes, 0.82%, due 5/4/04                                       49,999
            50,000 Federal Home Loan Bank, Disc. Notes, 0.86%, due 5/6/04                                       49,996
            20,239 Federal Home Loan Bank, Disc. Notes, 0.98%, due 5/12/04                                      20,234
            10,000 Federal Home Loan Bank, Disc. Notes, 1.15%, due 6/3/04                                        9,990
            25,000 Federal Home Loan Bank, Disc. Notes, 1.02%, due 8/4/04                                       24,935
            40,000 Sallie Mae, Disc. Notes, 0.94%, due 5/12/04                                                  39,991
            20,000 Sallie Mae, Disc. Notes, 0.95%, due 6/15/04                                                  19,977
            25,000 Tennessee Valley Authority, Disc. Notes, 0.92%, due 5/6/04                                   24,998
            30,000 Tennessee Valley Authority, Disc. Notes, 0.96%, due 6/17/04                                  29,964
                                                                                                       ---------------
                   TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                     438,266
                                                                                                       ---------------

          REPURCHASE AGREEMENTS (16.2%)
           201,566 State Street Bank and Trust Co. Repurchase Agreement, 0.87%, due
                   5/3/04, dated 4/30/04, Maturity Value $201,580,614, Collateralized by $190,390,000 U.S. Treasury Notes, 5.00% - 7.50%,
                   due 8/15/07 - 11/15/16 (Collateral Value $207,621,970)                                      201,566
                                                                                                       ---------------

                   TOTAL INVESTMENTS (100.0%)                                                                1,246,309

                   Liabilities, less cash, receivables and other assets [(0.0%)]                                  (187)
                                                                                                       ---------------

                   TOTAL NET ASSETS (100.0%)                                                           $     1,246,122
                                                                                                       ---------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND

          PRINCIPAL AMOUNT                                                            RATING                     VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          CORPORATE DEBT SECURITIES (96.8%)
          $  2,825 Abitibi-Consolidated, Inc., Notes, 6.95%, due 4/1/08            Ba2         BB      $         2,911
             5,125 Abitibi-Consolidated, Inc., Guaranteed Notes, 7.88%,
                   due 8/1/09                                                      Ba2         BB                5,409
             1,208 AES Corp., Senior Secured Notes, 10.00%, due 7/15/05             B2         BB                1,238**
             3,325 AES Corp., Senior Notes, 8.75%, due 6/15/08                      B3         B-                3,458
             4,000 AES Corp., Senior Secured Notes, 8.75%, due 5/15/13              B2         B+                4,350**
             3,250 AGCO Corp., Senior Subordinated Notes, 8.50%, due 3/15/06        B1        BB-                3,258
             2,000 AGCO Corp., Guaranteed Notes, 9.50%, due 5/1/08                 Ba3        BB-                2,190
             4,175 Airgas, Inc., Senior Subordinated Notes, 9.13%, due 10/1/11     Ba2        B+                 4,718
             3,000 Alliant Techsystems, Inc., Senior Subordinated Notes, 8.50%,
                   due 5/15/11                                                      B2         B                 3,300
               101 Allied Waste North America, Inc., Guaranteed Notes,
                   Ser. B, 7.88%, due 1/1/09                                       Ba3        BB-                  105
             3,000 Allied Waste North America, Inc., Secured Notes, 6.50%,
                   due 11/15/10                                                    Ba3        BB-                3,000**
             2,500 Allied Waste North America, Inc., Secured Notes, 6.38%,
                   due 4/15/11                                                     Ba3        BB-                2,475**
             2,500 Allied Waste North America, Inc., Guaranteed Notes,
                   Ser. B, 9.25%, due 9/1/12                                       Ba3        BB-                2,837
             5,175 Amerigas Partners L.P., Senior Notes, Ser. B, 8.88%, due
                   5/20/11                                                          B2        BB-                5,680
             1,000 Amerigas Partners L.P., Senior Notes, Ser. D, 10.00%,
                   due 4/15/06                                                      B2        BB-                1,095
             4,275 AMETEK, Inc., Senior Notes, 7.20%, due 7/15/08                  Ba1        BBB                4,576
             5,125 Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13     Ba2        BB+                5,279**
             5,000 Arvin Industries, Inc., Senior Notes, 6.75%, due 3/15/08        Ba1        BB+                5,100
             4,625 Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                    B1         BB                4,856
             2,250 Aztar Corp., Senior Subordinated Notes, 8.88%, due 5/15/07      Ba3         B+                2,323
             1,875 Ball Corp., Guaranteed Senior Notes, 7.75%, due 8/1/06          Ba3         BB                2,006
             3,125 Boise Cascade Corp., Notes, 7.50%, due 2/1/08                   Ba2         BB                3,360
             5,125 Bombardier Recreational Products, Senior Subordinated Notes,
                   8.38%, due 12/15/13                                              B3         B-                5,074**
             3,875 BoWater Canada Finance Corp., Guaranteed Notes, 7.95%,
                   due 11/15/11                                                    Ba2         BB                4,127
             5,275 BRL Universal Equipment, Senior Notes, 8.88%, due 2/15/08       Ba3        BB-                5,671
             3,000 California Steel Industries, Inc., Senior Notes, 6.13%,
                   due 3/15/14                                                     Ba3        BB-                2,925**
             1,990 Calpine Corp., Senior Floating Rate Notes, 6.87%, due 7/15/07               B                 1,851
             5,125 Calpine Corp., Senior Secured Notes, 8.50%, due 7/15/10                     B                 4,535**
             1,000 Canandaigua Brands, Inc., Guaranteed Senior Notes, 8.63%,
                   due 8/1/06                                                      Ba2         BB                1,100
             4,125 Case Corp., Notes, 7.25%, due 8/1/05                            Ba3        BB-                4,249
             2,125 Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11         Ba3        BB-                2,369**
             3,250 Charter Communications Operating LLC, Senior Notes, 8.00%,
                   due 4/30/12                                                      B2         B-                3,201**
             1,000 Charter Communications Operating LLC, Senior Notes, 8.38%,
                   due 4/30/14                                                      B2         B-                  985**
             3,275 Citgo Petroleum Corp., Senior Notes, 7.88%, due 5/15/06         Ba3         BB                3,406
             3,250 CK Witco Corp., Senior Notes, 8.50%, due 3/15/05                Ba2         BB                3,372+++
             1,125 CMS Energy Corp., Senior Notes, 8.90%, due 7/15/08               B3         B+                1,193
             3,125 CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                B3         B+                3,156**
             2,250 CMS Energy Corp., CMS Energy X-TRAS Pass-Through Trust I,
                   Pass-Through Certificates, 7.00%, due 1/15/05                    B3         B+                2,273~~

          PRINCIPAL AMOUNT                                                            RATING                     VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  4,675 Compass Minerals Group, Inc., Senior Subordinated Notes,
                   10.00%, due 8/15/11                                             B3         B-       $         5,329
             1,000 Corn Products International, Inc., Senior Notes, 8.25%,
                   due 7/15/07                                                     Ba1       BBB-                1,110
             4,875 Crown, Cork & Seal Co., Guaranteed Notes, 7.00%, due 12/15/06   B3         B                  4,997
             4,125 CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09    B1         BB-                4,403
             5,175 D. R. Horton, Inc., Guaranteed Senior Notes, 8.50%, due 4/15/12 Ba1        BB+                5,809
             3,825 Dana Corp., Notes, 6.50%, due 3/15/08                           Ba3        BB                 4,045
             3,425 Dean Foods Co., Senior Notes, 6.75%, due 6/15/05                Ba2        BB-                3,536
             1,325 Dean Foods Co., Senior Notes, 6.63%, due 5/15/09                Ba2        BB-                1,415
             2,875 Dole Foods Co., Inc., Debentures, 8.75%, due 7/15/13            B2         BB-                3,076
             2,500 Dole Foods Co., Inc., Variable Rate Senior Notes, 8.63%,
                   due 5/1/09                                                      B2         BB-                2,675
             2,150 Dresser, Inc., Guaranteed Senior Subordinated Notes, 9.38%,
                   due 4/15/11                                                     B2          B                 2,322
             4,175 EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08            Ba3        BB-                4,185**
             3,825 Edison Mission Energy, Senior Notes, 10.00%, due 8/15/08        B2          B                 4,016
             2,250 Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11         B2          B                 2,318
             4,575 El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10    B1          B-                4,712~~
             4,750 El Paso Production Holdings, Guaranteed Senior Notes, 7.75%,
                   due 6/1/13                                                      B3          B-                4,512
             2,000 Emmis Operating Co., Senior Subordinated Notes, 6.88%,
                   due 5/15/12                                                     B2          B-                1,995**~
               825 ENSERCH Corp., Notes, 7.13%, due 6/15/05                       Baa3        BBB                  853
             6,325 Entravision Communications Corp., Guaranteed Notes, 8.13%,
                   due 3/15/09                                                     B3          B-                6,704
             2,575 ERICO International Corp., Senior Subordinated Notes, 8.88%,
                   due 3/1/12                                                      B3          B-                2,665**
             3,250 Express Scripts, Inc., Guaranteed Senior Notes, 9.63%,
                   due 6/15/09                                                     Ba1        BBB                3,429
             5,525 Felcor Lodging L.P., Guaranteed Senior Notes, 9.50%,
                   due 9/15/08                                                     B1          B-                5,898
             7,125 Ferrellgas Partners L.P., Senior Notes, 8.75%, due 6/15/12      B2          B                 7,802
             2,725 Fisher Scientific International, Inc., Senior Subordinated
                   Notes, 8.13%, due 5/1/12                                        B2          B+                2,957
             4,500 Fisher Scientific International, Inc., Senior Subordinated
                   Notes, 8.00%, due 9/1/13                                        B2          B+                4,927
             3,725 Flowserve Corp., Guaranteed Senior Subordinated Notes,
                   12.25%, due 8/15/10                                             B2          B                 4,284+++
             4,125 Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08              Ba3         BB                4,517
             3,675 GCI, Inc., Senior Notes, 7.25%, due 2/15/14                     B2          B+                3,565**
             4,125 General Cable Corp., Senior Notes, 9.50%, due 11/15/10          B2          B                 4,517**
             1,250 Georgia Gulf Corp., Notes, 7.63%, due 11/15/05                  Ba3       BBB-                1,316
             5,175 Georgia Pacific Corp., Senior Notes, 7.38%, due 7/15/08         Ba2        BB+                5,628
             1,500 Goodyear Tire and Rubber Co., Notes, 8.50%, due 3/15/07         B3          B                 1,448++
             2,600 Grant Prideco, Inc., Guaranteed Senior Notes, Ser. B, 9.63%,
                   due 12/1/07                                                     Ba3        BB-                2,899
             3,125 GulfMark Offshore, Inc., Guaranteed Senior Notes, 8.75%,
                   due 6/1/08                                                      B1         BB-                3,211
             5,000 GulfTerra Energy Partners, Senior Notes, 6.25%, due 6/1/10      Ba3        BB                 5,175
             5,075 Hanover Equipment Trust 2001 A, Senior Secured Notes,
                   Ser. A, 8.50%, due 9/1/08                                       B2         B+                 5,379

See Notes to Schedule of Investments

          PRINCIPAL AMOUNT                                                            RATING                     VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  5,175 Hines Nurseries, Inc., Senior Notes, 10.25%, due 10/1/11        B3           B      $         5,667
             2,739 HMH Properties, Inc., Guaranteed Senior Notes, Ser. B, 7.88%,
                   due 8/1/08                                                      Ba3         B+                2,828
             1,000 Host Marriott L.P., Guaranteed Senior Notes, Ser. I, 9.50%,
                   due 1/15/07                                                     Ba3         B+                1,110
             3,250 Host Marriott L.P., Senior Notes, 7.13%, due 11/1/13            Ba3         B+                3,299
             2,750 Host Marriott L.P., Senior Notes, Ser. E, 8.38%, due 2/15/06    Ba3         B+                2,932
             1,000 IDEX Corp., Senior Notes, 6.88%, due 2/15/08                   Baa3         BBB               1,078
             4,325 Invista, Notes, 9.25%, due 5/1/12                               B1          B+                4,325**
             4,750 Iron Mountain, Inc., Guaranteed Senior Notes, 8.63%,
                   due 4/1/13                                                      B3           B                5,082~~
             2,525 Iron Mountain, Inc., Guaranteed Senior Subordinated Notes,
                   8.25%, due 7/1/11                                               B3           B                2,632
             3,000 istar Financial, Inc., Senior Notes, 5.13%, due 4/1/11          Ba1         BB+               2,857**
             1,000 ITT Corp., Notes, 6.75%, due 11/15/05                           Ba1         BB+               1,050
             3,250 Jafra Cosmetics, Senior Subordinated Notes, 10.75%,
                   due 5/15/11                                                     B3          B-                3,681
             2,500 Jostens, Inc., Senior Subordinated Notes, 12.75%, due 5/1/10    B3          B-                2,812
             3,037 K & F Industries, Inc., Senior Subordinated Notes, 9.25%,
                   due 10/15/07                                                    B3           B                3,143
             2,625 Kansas City Southern Railway Co., Guaranteed Senior Notes,
                   7.50%, due 6/15/09                                              B2          B+                2,704
             5,075 KB Home, Senior Subordinated Notes, 8.63%, due 12/15/08         Ba2         BB-               5,544
               500 Kennametal, Inc., Senior Notes, 7.20%, due 6/15/12              Ba1         BBB                 533
             3,125 Key Energy Services, Inc., Guaranteed Senior Notes, Ser. C,
                   8.38%, due 3/1/08                                               Ba3         B+                3,328
             2,875 L-3 Communications Corp., Guaranteed Senior Subordinated
                   Notes, Ser. B, 8.00%, due 8/1/08                                Ba3         BB-               3,008
             2,125 L-3 Communications Corp., Senior Subordinated Notes,
                   7.63%, due 6/15/12                                              Ba3         BB-               2,290
             5,825 Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13          Ba3          B                6,262
             5,725 LNR Property Corp., Senior Subordinated Notes, 7.63%,
                   due 7/15/13                                                     Ba3         B+                5,897
             1,500 Lyondell Chemical Co., Guaranteed Senior Notes, 9.50%,
                   due 12/15/08                                                    B1          B+                1,568
             3,000 Massey Energy Co., Senior Notes, 6.63%, due 11/15/10            Ba3         BB                3,015
             2,500 MCI Inc., Senior Notes, 5.91%, due 5/1/07                                                     2,472^^
             2,077 MCI Inc., Senior Notes, 6.69%, due 5/1/09                                                     1,973^^
             1,780 MCI Inc., Senior Notes, 7.74%, due 5/1/14                                                     1,651^^
             2,000 MGM Mirage, Inc., Guaranteed Senior Notes, 8.50%,
                   due 9/15/10                                                     Ba1         BB+               2,255
             2,000 MGM Mirage, Inc., Guaranteed Senior Subordinated Notes,
                   9.75%, due 6/1/07                                               Ba2         BB-               2,260
             3,525 MGM Mirage, Inc., Senior Notes, 6.00%, due 10/1/09              Ba1         BB+               3,569
             3,849 Midland Funding II, Debentures, Ser. A, 11.75%, due 7/23/05     Ba3         BB-               4,042
             5,525 Millar Western Forest, Senior Notes, 7.75%, due 11/15/13        B3          B+                5,801**
             4,000 Millennium America, Inc., Guaranteed Notes, 7.00%,
                   due 11/15/06                                                    B1          BB-               4,130
             3,525 MSW Energy Holdings LLC, Guaranteed Senior Secured Notes,
                   7.38%, due 9/1/10                                               Ba2         BB-               3,648**
             5,675 Nalco Co., Senior Notes, 7.75%, due 11/15/11                    B2          B-                5,973**
             5,325 Navistar International, Senior Subordinated Notes, Ser. B,
                   8.00%, due 2/1/08                                               B2           B                5,471+++

          PRINCIPAL AMOUNT                                                            RATING                     VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  7,125 NCI Building Systems, Inc., Senior Subordinated Notes, 9.25%,
                   due 5/1/09                                                      B2           B      $         7,437
             3,875 Nevada Power Co., General Refunding Mortgage Notes, Ser. E,
                   10.88%, due 10/15/09                                            Ba2                           4,437
             2,325 Nevada Power Co., General Refunding Mortgage Bonds, Ser. A,
                   8.25%, due 6/1/11                                               Ba2         BB                2,546
             4,050 Newfield Exploration Co., Senior Notes, Ser. B, 7.45%,
                   due 10/15/07                                                    Ba2         BB+               4,435
             5,125 Norampac, Inc., Senior Notes, 6.75%, due 6/1/13                 Ba2         BB+               5,330
             3,125 Norske Skog Canada Ltd., Guaranteed Senior Notes, Ser. D,
                   8.63%, due 6/15/11                                              Ba3         BB                3,383+++
             2,000 Nortek Holdings, Inc., Senior Floating Rate Notes, 4.17%,
                   due 12/31/10                                                    B1          B+                2,040**
             1,250 Nortel Networks Corp., Guaranteed Notes, 7.40%, due 6/15/06     B3          B-                1,256
             3,075 Northwest Pipeline Corp., Debentures, 6.63%, due 12/1/07        B1          B+                3,213
             5,825 NRG Energy, Inc., Secured Notes, 8.00%, due 12/15/13            B2          B+                5,869**
             2,750 NTL Cable PLC, Senior Notes, 8.75%, due 4/15/14                 B3          B-                2,839**
             6,525 NVR, Inc., Senior Notes, 5.00%, due 6/15/10                     Ba1         BB+               6,248
             2,525 OMEGA Healthcare Investors, Inc., Notes, 6.95%, due 8/1/07      B1          BB-               2,651
             4,125 Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
                   due 7/15/11                                                     Ba3         BB-               4,579
             4,125 Owens-Brockway Glass Container, Inc., Guaranteed Senior
                   Notes, 8.88%, due 2/15/09                                       B2          BB-               4,481
             1,250 Owens-Brockway Glass Container, Inc., Senior Notes, 8.25%,
                   due 5/15/13                                                     B3           B                1,290
             2,500 Park Place Entertainment Corp., Senior Notes, 7.50%,
                   due 9/1/09                                                      Ba1         BB+               2,725
             3,250 Park Place Entertainment Corp., Senior Subordinated Notes,
                   7.88%, due 12/15/05                                             Ba2         BB-               3,453
             2,000 PG&E Corp., Senior Secured Notes, 6.88%, due 7/15/08                                          2,130**
             1,250 Pilgrim's Pride Corp., Senior Notes, 9.63%, due 9/15/11         B1          BB-               1,363
             4,500 Pilgrim's Pride Corp., Senior Subordinated Notes, 9.25%,
                   due 11/15/13                                                    B2          B+                4,702
             3,000 Ply Gem Industries, Inc., Senior Subordinated Notes, 9.00%,
                   due 2/15/12                                                     B3          B-                3,075**
             1,250 Pogo Producing Co., Senior Subordinated Notes, Ser. B,
                   8.25%, due 4/15/11                                              Ba3         BB                1,403
             2,750 Potlatch Corp., Guaranteed Senior Subordinated Notes,
                   10.00%, due 7/15/11                                             Ba1         BB-               3,094
             3,425 Pride International, Inc., Senior Notes, 10.00%, due 6/1/09     Ba2         BB                3,613
             1,875 Pride Petroleum Services, Inc., Senior Notes, 9.38%,
                   due 5/1/07                                                      Ba2         BB                1,908
             4,750 PSE&G Energy Holdings, Inc., Notes, 7.75%, due 4/16/07          Ba3         BB-               4,964
             3,000 Qwest Corp., Tranche A, 6.50%, due 6/30/07                      Ba3         B-                3,116
             3,000 Qwest Corp., Tranche B, 6.95%, due 6/30/10                                  B-                2,993
             4,175 Radio One, Inc., Guaranteed Senior Notes, 8.88%, due 7/1/11     B2          B-                4,624
             3,250 Reddy Ice Group, Inc., Senior Subordinated Notes, 8.88%,
                   due 8/1/11                                                      B3          B-                3,494
             4,214 Reliant Resources, Inc., Term Loan, 5.33%, due 3/15/07                                        4,109^^
             5,875 Rent-A-Center, Inc., Guaranteed Senior Notes, Ser. B, 7.50%,
                   due 5/1/10                                                      B1          B+                6,110
             3,000 Rogers Cable, Inc., Secured Notes, 5.50%, due 3/15/14           Ba2        BBB-               2,733
             3,325 Russel Metals, Inc., Senior Notes, 6.38%, due 3/1/14            Ba3         BB-               3,283**

See Notes to Schedule of Investments

          PRINCIPAL AMOUNT                                                            RATING                     VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  4,000 Ryland Group, Inc., Senior Notes, 8.00%, due 8/15/06            Ba1        BBB-     $         4,370
             1,000 Ryland Group, Inc., Senior Notes, 5.38%, due 6/1/08             Ba1        BBB-               1,020
             1,875 Salem Communications Holding Corp., Guaranteed Senior
                   Subordinated Notes, 7.75%, due 12/15/10                         B3          B-                1,978
             3,575 Salem Communications Holding Corp., Guaranteed Senior
                   Subordinated Notes, Ser. B, 9.00%, due 7/1/11                   B3          B-                3,879
             4,875 Scotts Co., Senior Subordinated Notes, 6.63%, due 11/15/13      Ba3         B+                5,021**
             2,000 Seminis Vegetable Seeds, Inc., Senior Subordinated Notes,
                   10.25%, due 10/1/13                                             B3          B-                2,220
             4,325 Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08            B1          BB-               4,714
                81 Service Corp. International, Notes, 6.00%, due 12/15/05         B1          BB-                  85
             4,125 Service Corp. International, Notes, 6.88%, due 10/1/07          B1          BB-               4,352
             3,250 Ship Finance International Ltd., Senior Notes, 8.50%,
                   due 12/15/13                                                    B2           B                3,136**
             3,250 Sinclair Broadcast Group, Inc., Guaranteed Senior Subordinated
                   Notes, 8.00%, due 3/15/12                                       B2           B               3,453
             5,250 Six Flags, Inc., Senior Notes, 8.88%, due 2/1/10                B2          B-               5,342
             1,175 Southern Natural Gas Co., Notes, 6.70%, due 10/1/07             B1          B-               1,210
             1,325 Southern Natural Gas Co., Notes, 6.13%, due 9/15/08             B1          B-               1,262
             1,000 Southern Star Central Corp., Senior Secured Notes, 8.50%,
                   due 8/1/10                                                      B1          B+               1,100
             5,900 Standard Pacific Corp., Senior Notes, 6.50%, due 10/1/08        Ba2         BB               5,974
             1,000 Standard Pacific Corp., Senior Notes, 5.13%, due 4/1/09         Ba2         BB                 945
             2,125 Stena AB, Senior Notes, 7.50%, due 11/1/13                      Ba3         BB-              2,210
             6,525 Stone Container Corp., Senior Notes, 9.75%, due 2/1/11          B2           B               7,243
               750 Stone Container Finance, Guaranteed Senior Notes, 11.50%,
                   due 8/15/06                                                     B2           B                  767**
             2,575 Suburban Propane Partners, L.P., Senior Notes, 6.88%,
                   due 12/15/13                                                    B1           B                2,575**
             5,875 Tembec Industries, Inc., Guaranteed Senior Notes, 8.63%,
                   due 6/30/09                                                     Ba3         BB-               5,992
             5,875 Tenet Healthcare Corp., Senior Notes, 6.38%, due 12/1/11        B3          B-                5,126
             1,875 Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11       Ba2         BB+               2,072
             2,500 Trac X N.A. HY, Notes, Ser. 2 - T3, 8.00%, due 3/25/09          B3                            2,431+++**
             5,000 Trac X N.A. HY, Secured Notes, Ser. 2 - T2, 6.05%, due 3/25/09  Ba3                           4,900+++**
             3,025 Transcontinental Gas Pipe Line Corp., Notes, 6.25%,
                   due 1/15/08                                                     B1          B+                3,116
             2,625 Triad Hospitals, Inc., Guaranteed Senior Notes, Ser. B,
                   8.75%, due 5/1/09                                               B1          B+                2,910
             3,175 Triad Hospitals, Inc., Senior Notes, 7.00%, due 5/15/12         B2          B+                3,183~
             4,250 Triad Hospitals, Inc., Senior Subordinated Notes, 7.00%,
                   due 11/15/13                                                    B3           B                4,112
             3,250 Trinity Industries, Inc., Senior Notes, 6.50%, due 3/15/14      Ba3         BB-               3,161**
             4,250 United Rentals, Inc., Senior Subordinated Notes, 7.75%,
                   due 11/15/13                                                    B2          B+                4,101
             1,000 Universal City Development, Senior Notes, 11.75%, due 4/1/10    B2          B-                1,155
             3,750 Venetian Casino Resort, LLC/Las Vegas Sands, Inc.,
                   Guaranteed Mortgage Notes, 11.00%, due 6/15/10                  B3          B-                4,387
             2,000 Vitro S.A. de C.V., Notes, 11.75%, due 11/1/13                  B2          B-                1,890**
             5,875 Vought Aircraft Industries, Inc., Senior Notes, 8.00%,
                   due 7/15/11                                                     B2           B                5,963**
             1,000 VWR International, Inc., Senior Notes, 6.88%, due 4/15/12       B2           B                1,033**

          PRINCIPAL AMOUNT                                                            RATING                     VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  1,000 VWR International, Inc., Senior Subordinated Notes, 8.00%,
                   due 4/15/14                                                     B3           B      $         1,040**
             2,250 Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                 B2           B                2,419
             3,500 Warner Music Group, Senior Subordinated Notes, 7.38%,
                   due 4/15/14                                                     B3          B-                3,517**
             2,325 Williams Cos., Inc., Senior Notes, 8.63%, due 6/1/10            B3          B+                2,557
             3,875 Williams Scotsman, Inc., Guaranteed Notes, 9.88%, due 6/1/07    B3          B-                3,856
             1,000 Witco Corp., Notes, 6.13%, due 2/1/06                           Ba2         BB                1,010
             3,125 Young Broadcasting, Inc., Guaranteed Senior Notes, 8.50%,
                   due 12/15/08                                                    B2           B                3,352
             2,500 Young Broadcasting, Inc., Senior Notes, 8.50%, due 12/15/08     B2           B                2,681**
                                                                                                       ---------------
                   TOTAL CORPORATE DEBT SECURITIES (COST $637,551)                                             644,276
                                                                                                       ---------------

          CONVERTIBLE BONDS (0.7%)
             1,000 Key Energy Services, Inc., Subordinated Notes, 5.00%,
                   due 9/15/04                                                     B1                              998+++
             4,250 Nortel Networks Corp., Notes, 4.25%, due 9/1/08                 B3          B-                3,984
                                                                                                       ---------------
                   TOTAL CONVERTIBLE BONDS (COST $5,135)                                                         4,982
                                                                                                       ---------------

          REPURCHASE AGREEMENTS (1.4%)
             9,410 State Street Bank and Trust Co. Repurchase Agreement, 0.87%,
                   due 5/3/04, dated 4/30/04, Maturity Value $9,410,682,
                   Collateralized by $7,605,000 U.S. Treasury Bonds, 7.50%,
                   due 11/15/16 (Collateral Value $9,696,634) (COST $9,410)                                      9,410#
                                                                                                       ---------------

          SHORT-TERM INVESTMENTS (3.0%)
            19,883 N&B Securities Lending Quality Fund, LLC (COST $19,883)                                      19,883!#
                                                                                                       ---------------

          NUMBER OF SHARES
          WARRANTS (0.0%)

               500 Dayton Superior Corp.                                                                            --*
            11,952 Reliant Resources, Inc.                                                                          --*
               625 XM Satellite Radio, Inc.                                                                         --*
                                                                                                       ---------------
                   TOTAL WARRANTS (COST $0)                                                                         --
                                                                                                       ---------------

                   TOTAL INVESTMENTS (101.9%) (COST $671,979)                                                  678,551##

                   Liabilities, less cash, receivables and other assets [(1.9%)]                               (12,712)
                                                                                                       ---------------

                   TOTAL NET ASSETS (100.0%)                                                           $       665,839
                                                                                                       ---------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND

          PRINCIPAL AMOUNT                                                             RATING                    VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          U.S. TREASURY SECURITIES (28.3%)
          $  2,350 U.S. Treasury Notes, 2.00%, due 11/30/04                        TSY        TSY      $         2,360
               490 U.S. Treasury Notes, 1.75%, due 12/31/04                        TSY        TSY                  491
             7,150 U.S. Treasury Notes, 1.63%, due 3/31/05                         TSY        TSY                7,156
               740 U.S. Treasury Notes, 1.88%, due 11/30/05                        TSY        TSY                  738
             5,000 U.S. Treasury Notes, 1.88%, due 12/31/05                        TSY        TSY                4,980
            21,000 U.S. Treasury Notes, 1.88%, due 1/31/06                         TSY        TSY               20,892
            21,000 U.S. Treasury Notes, 2.00%, due 5/15/06                         TSY        TSY               20,859
             2,700 U.S. Treasury Notes, 3.00%, due 11/15/07                        TSY        TSY                2,693
                                                                                                       ---------------
                   TOTAL U.S. TREASURY SECURITIES (COST $60,760)                                                60,169
                                                                                                       ---------------

          U.S. GOVERNMENT AGENCY SECURITIES (11.6%)
            24,715 Fannie Mae, Disc. Notes, 1.04%, due 10/4/04 (COST $24,604)      AGY        AGY               24,593
                                                                                                       ---------------

          MORTGAGE-BACKED SECURITIES (5.5%)
          FANNIE MAE
               945 Collateralized Mortgage Obligations, Planned Amortization
                   Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09       AGY        AGY                  962
          FREDDIE MAC
                32 ARM Certificates, 2.88%, due 1/1/17                             AGY        AGY                   33
             1,048 Collateralized Mortgage Obligations, Planned Amortization
                   Certificates, Ser. 2592, Class PA, 4.50%, due 12/15/07          AGY        AGY                1,056
               632 Pass-Through Certificates, 5.00%, due 2/1/07                    AGY        AGY                  645
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                14 Pass-Through Certificates, 7.50%, due 10/15/09 - 9/15/10        AGY        AGY                   15
               159 Pass-Through Certificates, 7.00%, due 4/15/11                   AGY        AGY                  171
                53 Pass-Through Certificates, 12.00%, due 12/15/11 - 5/15/14       AGY        AGY                   61
             8,600 Pass-Through Certificates, 6.00%, due 1/15/33                   AGY        AGY                8,822
                                                                                                       ---------------
                   TOTAL MORTGAGE-BACKED SECURITIES (COST $11,823)                                              11,765
                                                                                                       ---------------

          CORPORATE DEBT SECURITIES (49.8%)

             1,200 Abitibi-Consolidated, Inc., Bonds, 8.30%, due 8/1/05            Ba2        BB                 1,253
               840 Allied Waste North America, Inc., Guaranteed Senior Notes,
                   Ser. B, 7.63%, due 1/1/06                                       Ba3        BB-                  886
               850 Allied Waste North America, Inc., Guaranteed Notes, Ser. B,
                   8.88%, due 4/1/08                                               Ba3        BB-                  944
             2,450 Allstate Corp., Senior Notes, 7.88%, due 5/1/05                 A1         A+                 2,590
               970 American General Finance Corp., Floating Rate Notes, Ser. G,
                   1.49%, due 12/17/04                                             A1         A+                   972
             1,430 Aon Corp., Notes, 8.65%, due 5/15/05                           Baa2        A-                 1,511
             1,310 AT&T Wireless Services, Inc., Senior Notes, 7.35%,
                   due 3/1/06                                                     Baa2        BBB                1,417
             1,000 Bausch & Lomb, Inc., Notes, 6.75%, due 12/15/04                 Ba1        BBB-               1,025
             2,120 Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                A1          A                 2,273
             1,300 Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06          A3          A                 1,372
             2,000 Boeing Co., Notes, 6.63%, due 6/1/05                            A3          A                 2,089
             2,000 Bombardier Capital, Inc., Notes, 7.50%, due 8/15/04            Baa3        BBB-               2,034
               800 Brascan Corp., Notes, 8.13%, due 12/15/08                      Baa3         A-                  909
             2,700 British Telecom PLC, Notes, 7.63%, due 12/15/05                Baa1         A-                2,922
             1,000 Capital One Bank, Senior Notes, 8.25%, due 6/15/05             Baa2        BBB-               1,063
             2,400 Caterpillar Financial Services Corp., Notes, 6.88%,
                   due 8/1/04                                                      A2          A                 2,432
             1,200 Caterpillar Financial Services Corp., Floating Rate
                   Medium-Term Notes, 1.16%, due 11/14/05                          A2          A                 1,200

          PRINCIPAL AMOUNT                                                             RATING                    VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  1,300 CBS Corp., Guaranteed Senior Notes, 7.15%, due 5/20/05          A3          A-      $         1,367
               960 Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07    A2          A                 1,071
             1,300 Comcast Cable Communications, Senior Notes, 6.38%,
                   due 1/30/06                                                    Baa3        BBB                1,377
             2,200 ConocoPhillips, Notes, 8.50%, due 5/25/05                       A3         A-                 2,349
             1,250 Cox Communications, Inc., Notes, 7.75%, due 8/15/06            Baa2        BBB                1,380
               530 Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes,
                   Ser. C, 1.63%, due 8/2/04                                       A3         BBB                  530
             1,500 Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
                   6.40%, due 5/15/06                                              A3         BBB                1,596
               400 Delhaize America, Inc., Guaranteed Notes, 7.38%, due 4/15/06    Ba1        BB+                  428
             2,400 Dow Chemical Co., Notes, 5.25%, due 5/14/04                     A3         A-                 2,402
               660 EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05   Baa1       BBB+                  683
             1,300 Everest Reinsurance Holdings, Inc., Senior Notes, 8.50%,
                   due 3/15/05                                                     A3         A-                 1,365
             3,500 General Electric Capital Corp., Medium-Term Notes, Ser. A,
                   4.25%, due 1/28/05                                              Aaa        AAA                3,568
             3,390 General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04      A3         BBB                3,413
               800 General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06      A3         BBB                  844
               540 General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07       A3         BBB                  570
             1,000 Great Lakes Power, Inc., Notes, 8.30%, due 3/1/05              Baa3        BBB-               1,044
               815 Hartford Life, Inc., Notes, 6.90%, due 6/15/04                  A3         A-                   820
             1,750 HCA, Inc., Notes, 6.91%, due 6/15/05                            Ba1       BBB-                1,821
             1,900 HCA, Inc., Notes, 5.25%, due 11/6/08                            Ba1       BBB-                1,901
             1,440 Hertz Corp., Senior Notes, 8.25%, due 6/1/05                   Baa2                           1,511
               340 IBP, Inc., Senior Notes, 6.13%, due 2/1/06                     Baa3       BBB-                  354
             2,120 International Lease Finance Corp., Medium-Term Notes,
                   Ser. M, 5.50%, due 6/7/04                                       A1         AA-                2,128
             1,365 International Lease Finance Corp., Floating Rate Notes,
                   2.39%, due 1/13/05                                              A1         AA-                1,376
             1,335 ITT Corp., Notes, 6.75%, due 11/15/05                           Ba1        BB+                1,402
             4,190 John Deere Capital Corp., Floating Rate Senior Notes, 1.42%,
                   due 5/20/05                                                     A3         A-                 4,199
             1,400 Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
                   due 5/15/05                                                    Baa3       BBB-                1,473
             1,200 Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07            Ba3       BBB-                1,299
             1,200 Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes,
                   Ser. B, 1.38%, due 2/3/05                                       Aa3        A+                 1,202
             1,000 National Rural Utilities Cooperative Finance Corp.,
                   Collateral Trust, 6.00%, due 5/15/06                            A1         A+                 1,066
             2,600 Pacific Bell, Notes, 6.25%, due 3/1/05                          A1         A+                 2,695
             1,200 Pemex Project Funding Master Trust, Guaranteed Notes, 9.13%,
                   due 10/13/10                                                   Baa1       BBB-                1,404
               745 Pioneer Natural Resources Co., Senior Notes, 8.25%,
                   due 8/15/07                                                    Baa3       BBB-                  846
             1,000 Placer Dome, Inc., Notes, 6.91%, due 11/21/05                                                 1,062^^
             2,300 PNC Funding Corp., Guaranteed Notes, 7.00%, due 9/1/04          A2         A-                 2,341
             1,200 Powergen US Funding LLC, Notes, 4.50%, due 10/15/04             A3        BBB+                1,213
               620 Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06      Baa2        BBB                  670
             1,645 Raytheon Co., Notes, 6.50%, due 7/15/05                        Baa3       BBB-                1,725
             1,340 Reliant Energy Resources Corp., Notes, Ser. B, 8.13%,
                   due 7/15/05                                                     Ba1        BBB                1,422

See Notes to Schedule of Investments

          PRINCIPAL AMOUNT                                                              RATING                   VALUE +
          (000'S OMITTED)                                                         MOODY'S      S&P     (000'S OMITTED)
          $   1,000 Royal Caribbean Cruises Ltd., Senior Notes, 8.13%,
                    due 7/28/04                                                     Ba2        BB+      $         1,010
              1,500 Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due
                    6/9/05                                                          A3         A+                 1,565
                730 TCI Communications, Inc., Medium-Term Notes, 8.35%,
                    due 2/15/05                                                    Baa3        BBB                  765
              2,575 Time Warner, Inc., Notes, 5.63%, due 5/1/05                    Baa1       BBB+                2,668
              1,250 Tyco International Group S.A., Guaranteed Notes, 5.88%,
                    due 11/1/04                                                     Ba2       BBB-                1,274
              2,550 Tyco International Group S.A., Guaranteed Notes, 6.38%,
                    due 6/15/05                                                     Ba2       BBB-                2,653
              1,675 Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                   Baa3        BBB                1,702
              1,500 Walt Disney Co., Notes, 4.88%, due 7/2/04                      Baa1       BBB+                1,509
              2,500 Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07       A3         A-                 2,648
              1,285 Wells Fargo & Co., Notes, 6.63%, due 7/15/04                    Aa1        AA-                1,299
              2,000 Weyerhaeuser Co., Notes, 5.50%, due 3/15/05                    Baa2        BBB                2,061
              1,750 Xcel Energy, Inc., Senior Notes, 3.40%, due 7/1/08             Baa1       BBB-                1,700
                                                                                                        ---------------
                    TOTAL CORPORATE DEBT SECURITIES (COST $104,140)                                             105,663
                                                                                                        ---------------

          FOREIGN GOVERNMENT (2.1%)
          EUR 3,600 Bundesobligation, 3.50%, due 10/10/08 (COST $4,629)             AGY        AGY                4,350^
                                                                                                        ---------------

          REPURCHASE AGREEMENTS (1.6%)
              3,445 State Street Bank and Trust Co. Repurchase Agreement,
                    0.87%, due 5/3/04, dated 4/30/04, Maturity Value
                    $3,445,250, Collateralized by $3,340,000 U.S. Treasury
                    Notes, 5.00%, due 2/15/11 (Collateral Value $3,551,846)
                    (COST $3,445)                                                                                 3,445#
                                                                                                        ---------------

                    TOTAL INVESTMENTS (98.9%) (COST $209,401)                                                   209,985##

                    Cash, receivables and other assets, less liabilities (1.1%)                                   2,306
                                                                                                        ---------------
                    TOTAL NET ASSETS (100.0%)                                                           $       212,291
                                                                                                        ---------------

SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND

          PRINCIPAL AMOUNT                  SECURITY @                               RATING @@                   VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          MUNICIPAL NOTES (18.1%)
          $  7,000 Charleston Co. (SC) Sch. Dist. G.O. BANS, Ser. 2004, 2.00%,
                   due 11/4/04                                                    MIG1       SP-1+     $         7,037
             5,000 Chicago (IL) G.O., Tender Notes, Ser. 2004, 1.05%, due
                   1/27/06 Putable 1/13/05                                        MIG1       SP-1+               5,000
            10,000 Cobb Co. (GA) Sch. Dist. Notes, Ser. 2004, 1.75%, due
                   12/31/04                                                       MIG1                          10,051
            10,000 Davis Co. (UT) Sch. Dist. TANS, Ser. 2003, 1.50%, due
                   6/30/04                                                        MIG1                          10,009
             7,260 Grapevine-Colleyville (TX) Independent Sch. Dist. TRANS,
                   Ser. 2003, 2.00%, due 6/30/04                                             SP-1+               7,271
             6,500 Minnesota Sch. Dist. Tax & Aid Anticipation Borrowing Prog.
                   Cert. of Participation, Ser. 2003 A, 1.75%, due 8/27/04        MIG1                           6,516
             5,000 Oregon St. TANS, Ser. 2003, 2.25%, due 11/15/04                MIG1       SP-1+               5,031
             8,000 Sacramento Co. (CA) TRANS, Ser. 2003 A, 2.00%, due 7/30/04     MIG1       SP-1+               8,020
             1,200 Santa Barbara Co. (CA) TRANS, Ser. 2003 A, 2.00%, due
                   7/23/04                                                                   SP-1+               1,203
            10,000 Texas St. TRANS, Ser. 2003, 2.00%, due 8/31/04                 MIG1       SP-1+              10,029
             4,600 Wisconsin St. Operating Notes, Ser. 2003, 2.25%, due 6/15/04   MIG1       SP-1+               4,606
                                                                                                       ---------------
                                                                                                                74,773
                                                                                                       ---------------

          TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT
          SECURITIES (0.8%)
             3,360 Ohio St. Bldg. Au. Fac. Rev. (Adult Correction Bldg. Fund
                   Proj.), Ser. 1995 A, 5.75%, due 10/1/08 PR 10/1/2004                                          3,458
                                                                                                       ---------------

          TAX-EXEMPT SECURITIES--BACKED BY LETTERS OF CREDIT (0.2%)
          STATE STREET BANK
             1,000 Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-1, 1.05%,
                   due 6/1/26 Putable 6/1/04                                                 A-1+                1,000
                                                                                                       ---------------

          TAX-EXEMPT SECURITIES--OTHER (1.2%)
             2,000 Connecticut St. Hsg. Fin. Au. Hsg. Mtge. Fin. Prog. Rev.,
                   Sub. Ser. 2003 F-2, 1.20%, due 11/15/34 Putable 12/22/04       MIG1       SP-1+               2,000
             3,000 Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network),
                   Ser. 2003 A, 1.05%, VRDN due 11/15/22 Putable 7/6/04           VMIG1      A-1+                3,000++++
                                                                                                       ---------------
                                                                                                                 5,000
                                                                                                       ---------------

          TAX-EXEMPT CASH EQUIVALENT SECURITIES (21.6%)
             1,800 Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1995, 1.16%,
                   VRDN due 9/1/28                                                VMIG1      A-1+                1,800++++
             5,000 Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1996 A,
                   1.16%, VRDN due 3/1/29                                         VMIG1      A-1+                5,000++++
             8,300 Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1997, 1.16%,
                   VRDN due 4/1/30                                                VMIG1      A-1+                8,300++++
             1,800 Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1998, 1.16%,
                   VRDN due 4/1/31                                                VMIG1      A-1+                1,800++++
             2,000 Colorado Hsg. & Fin. Au. Multi-Family Hsg. Ref. Rev.
                   (Huntersridge Proj.), Ser. 1996 E, 1.08%, VRDN due 10/15/16               A-1+                2,000
             1,000 Comm. Dev. Administration (MD) Multi-Family Dev. Ref. Rev.
                   (Avalon Ridge Apts. Proj.), Ser. 1997, 1.05%, VRDN due
                   6/15/26                                                        VMIG1                          1,000++++
               300 Delaware Co. (PA) IDA Arpt. Fac. Rev. (United Parcel Svc.
                   Proj.), Ser. 1985, 1.03%, VRDN due 12/1/15                                A-1+                  300++++
             1,000 Delaware Co. (PA) IDA Res. Rec. Fac. Ref. Rev. (Gen. Elec.
                   Cap. Corp.), Ser. 1997 G, 1.06%, VRDN due 12/1/31               P-1       A-1+                1,000++++
             1,000 Florida Hsg. Fin. Agcy. Multi-Family Hsg. Rev. (Beneva Place
                   Proj.), Ser. 1988 C, 1.03%, VRDN due 8/1/06                    VMIG1                          1,000

See Notes to Schedule of Investments

          PRINCIPAL AMOUNT                  SECURITY @                               RATING @@                   VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  2,360 Florida Hsg. Fin. Agcy. Rev. (Heron Park Proj.), Ser.
                   1996 U, 1.09%, VRDN due 12/1/29                                VMIG1                $         2,360++++
             2,500 Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 1997,
                   1.11%, VRDN due 10/1/27                                                   A-1+                2,500++++
             6,000 Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 2001,
                   1.11%, VRDN due 2/1/31                                         VMIG1      A-1+                6,000++++
               100 Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (Amoco Oil
                   Co. Proj.), Ser. 1998, 1.13%, VRDN due 1/1/26                  VMIG1      A-1+                  100++++
             1,600 Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (BP Prod.
                   North America Proj.), Ser. 2003, 1.13%, VRDN due 7/1/34        VMIG1      A-1+                1,600++++
               400 Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev.
                   (ExxonMobil Proj.), Ser. 2003, 1.05%, VRDN due 9/1/25           P-1       A-1+                  400++++
               100 Gulf Coast (TX) Waste Disp. Au. PCR (Amoco Oil Co. Proj.),
                   Ser. 1994, 1.13%, VRDN due 6/1/24                              VMIG1      A-1+                  100++++
               200 Gulf Coast (TX) Waste Disp. Au. Ref. PCR (Exxon Proj.),
                   Ser. 1995, 1.03%, VRDN due 6/1/20                              VMIG1      A-1+                  200++++
               100 Harris Co. (TX) IDC PCR (Exxon Proj.), Ser. 1984, 1.03%,
                   VRDN due 3/1/24                                                           A-1+                  100++++
             2,800 Harris Co. (TX) IDC Solid Waste Disp. Rev. (Exxon Proj.),
                   Ser. 1997, 1.08%, VRDN due 4/1/32                              VMIG1      A-1+                2,800++++
               100 Hurley (NM) PCR (Kennecott Sante Fe Corp. Proj.), Ser. 1985,
                   1.10%, VRDN due 12/1/15                                         P-1       A-1+                  100++++
             1,400 Jackson Co. (MS) Port Fac. Ref. Rev. (Chevron U.S.A., Inc.
                   Proj.), Ser. 1993, 1.10%, VRDN due 6/1/23                       P-1                           1,400++++
               100 Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 B, 1.03%,
                   VRDN due 11/1/14                                                P-1       A-1+                  100++++
               800 Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1985, 1.04%,
                   VRDN due 8/1/15                                                 P-1       A-1+                  800++++
               200 Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1987 C, 1.08%,
                   VRDN due 7/1/17                                                 P-1       A-1+                  200++++
               300 Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac.
                   Rev. (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 B,
                   1.13%, VRDN due 1/1/29                                         VMIG1      A-1+                  300++++
               700 Lower Neches Valley Au. (TX) IDC Exempt Fac. Rev. (Mobil Oil
                   Corp. Proj.), Ser. 1999, 1.05%, VRDN due 4/1/29                 P-1       A-1+                  700++++
            11,700 New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
                   Rev. (James Tower Dev.), Ser. 2002 A, 1.04%, VRDN due
                   6/15/32                                                         P-1        A-1               11,700++++
             1,500 New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
                   Rev. (Parkgate Dev.), Ser. 1998, 1.03%, VRDN due 10/15/28                 A-1+                1,500
             2,200 New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
                   Rev. (The Foundry), Ser. 2002 A, 1.08%, VRDN due 8/15/32                  A-1+                2,200++++
             7,900 New York St. Hsg. Fin. Agcy. Rev. (101 West End Avenue
                   Hsg.), Ser. 1999 A, 1.11%, VRDN due 5/1/31                     VMIG1                          7,900++++
               500 Ohio St. Solid Waste Ref. Rev. (BP Prod. North America, Inc.
                   Proj. - BP p.l.c.), Ser. 2002, 1.13%, VRDN due 8/1/34          VMIG1      A-1+                  500++++
             3,400 Pinellas Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Ref. Rev.
                   (Foxbridge Apts. Proj.), Ser. 1995 A, 1.04%, VRDN due
                   6/15/25                                                                   A-1+                3,400++++
            11,000 Port of Port Arthur (TX) Navigation Dist. Rev. (BASF Corp.
                   Proj.), Ser. 2000 A, 1.05%, TECP due 5/19/04                    P-1                          11,000
             1,125 Salt Lake Co. (UT) Ref. PCR (Svc. Sta. Holdings, Inc.
                   Proj. - The British Petroleum Co. p.l.c.), Ser. 1994, 1.10%,
                   VRDN due 2/1/08                                                 P-1       A-1+                1,125++++
             2,200 Stanton Co. (NE) IDR (Nucor Corp. Proj.), Ser. 1996, 1.16%,
                   VRDN due 11/1/26                                               VMIG1      A-1+                2,200++++

          PRINCIPAL AMOUNT                  SECURITY @                               RATING @@                   VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $    300 Uinta Co. (WY) Ref. PCR (Chevron U.S.A., Inc. Proj.), Ser.
                   1992, 1.10%, VRDN due 12/1/22                                  VMIG1                $           300++++
             2,600 Valdez (AK) Marine Term. Ref. Rev. (BP Pipelines, Inc.
                   Proj.), Ser. 2003 B, 1.10%, VRDN due 7/1/37                    VMIG1      A-1+                2,600++++
             1,300 Valdez (AK) Marine Term. Ref. Rev. (BP Pipelines, Inc.
                   Proj.), Ser. 2003 C, 1.10%, VRDN due 7/1/37                    VMIG1      A-1+                1,300++++
               700 Valdez (AK) Marine Term. Ref. Rev. (Exxon Pipeline Co.
                   Proj.), Ser. 1985, 1.03%, VRDN due 10/1/25                      P-1       A-1+                  700++++
               100 Valdez (AK) Marine Term. Ref. Rev. (ExxonMobil Proj.), Ser.
                   2001, 1.03%, VRDN due 1/1/31                                   VMIG1                            100++++
               100 West Side Calhoun Co. (TX) Nav. Dist. Sewage & Solid Waste
                   Disp. Rev. (BP Chemicals, Inc. Proj.), Ser. 1996, 1.13%,
                   VRDN due 4/1/31                                                 P-1                             100++++
               500 Whiting (IN) Env. Fac. Rev. (Amoco Oil Co. Proj.), Ser.
                   2000, 1.13%, VRDN due 7/1/31                                   VMIG1      A-1+                  500++++
               400 Whiting (IN) Swr. & Solid Waste Disp. Ref. Rev. (Amoco Oil
                   Co. Proj.), Ser. 1999, 1.13%, VRDN due 1/1/26                  VMIG1      A-1+                  400++++
                                                                                                       ---------------
                                                                                                                89,485
                                                                                                       ---------------

          TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF
          CREDIT (36.5%)
          ABN AMRO BANK NV
             1,000 Clark Co. (NV) IDR (Nevada Cogeneration Assoc. 2 Proj.),
                   Ser. 1992, 1.13%, VRDN due 12/1/22                             VMIG1      A-1+                1,000++++
               150 Grand Forks (ND) Hlth. Care Fac. Rev. (United Hosp. Oblig.
                   Group Proj.), Ser. 1992, 1.10%, VRDN due 12/1/16               VMIG1                            150++++
          BANK OF AMERICA
             1,200 Calhoun Co. (TX) Navigation IDA Port Rev. (Formosa Plastics
                   Corp., Texas Proj.), Ser. 1994, 1.15%, VRDN due 11/1/15        VMIG1                          1,200++++
             2,400 Florida Hsg. Fin. Corp. Rev. (The Club at Vero Arpt. Proj.),
                   Ser. 1998 E, 1.07%, VRDN due 6/1/17                                       A-1+                2,400++++
             7,600 Hapeville (GA) Dev. Au. IDR (Hapeville Hotel Ltd.
                   Partnership Proj.), Ser. 1985, 1.08%, VRDN due 11/1/15          P-1                           7,600++++
             1,785 Hillsborough Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Rev.
                   (Lakewood Shores Apts. Proj.), Ser. 2000 A, 1.15%,
                   VRDN due 4/1/33                                                           A-1+                1,785++++
               300 Louisiana Pub. Fac. Au. IDR (Kenner Hotel L.P. Proj.), Ser.
                   1985, 1.08%, VRDN due 12/1/15                                   P-1                             300++++
             2,800 Nashville & Davidson Co. (TN) Metro Gov't. IDB Multi-Family
                   Hsg. Rev., Ser. 1996 A, 1.13%, VRDN due 9/1/06                 VMIG1                          2,800
             1,700 Palm Beach Co. (FL) Rev. (The Norton Gallery and Sch. of
                   Art, Inc. Proj.), Ser. 2000, 1.10%, VRDN due 5/1/30                       A-1+                1,700++++
          BANK OF NEW YORK
            10,000 New York City (NY) G.O., Sub. Ser. 2002 C-5, 1.09%,
                   VRDN due 8/1/20                                                VMIG1      A-1+               10,000
          BANK OF NOVA SCOTIA
             3,400 California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2000 M,
                   1.10%, VRDN due 8/1/33                                         VMIG1       A-1                3,400
             3,510 Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A, 0.95%,
                   TECP due 5/12/04                                                P-1        A-1                3,510
             2,331 Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A, 1.00%,
                   TECP due 5/12/04                                                P-1        A-1                2,331
             2,000 Wisconsin St. G.O., Ser. A, 0.95%, TECP due 5/7/04              P-1        A-1                2,000L

          PRINCIPAL AMOUNT               SECURITY @                                  RATING @@                   VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          BANK ONE
          $  2,000 Colorado Hlth. Fac. Au. Hosp. Rev. (Boulder Comm. Hosp.
                   Proj.), Ser. 2000, 1.23%, VRDN due 10/1/30                     VMIG1      A-1       $         2,000++++
             1,100 Emery Co. (UT) Ref. PCR (PacifiCorp Proj.), Ser. 1991,
                   1.11%, VRDN due 7/1/15                                         VMIG1      A-1+                1,100++++
             1,200 Galveston (TX) Ind. Dev. Corp. Ref. Rev. (Mitchell Interests
                   Proj.), Ser. 1993 A, 1.30%, VRDN due 9/1/13                               A-1                 1,200
             2,000 Lake Charles (LA) Harbor & Rev. Dist. Ref. Rev. (Conoco,
                   Inc. Proj.), Ser. 1999 A, 1.08%, VRDN due 9/1/29               VMIG1      A-1+                2,000++++
             4,000 Midlothian (TX) IDC Env. Fac. Rev. (Holnam TX L.P. Proj.),
                   Ser. 1999, 1.12%, VRDN due 9/1/31                                         A-1                 4,000++++
          BARCLAYS BANK INT'L., LTD.
               950 Farmington City (NM) PCR (Arizona Pub. Svc. Co. Four Corners
                   Proj.), Ser. 1994 C, 1.08%, VRDN due 9/1/24                     P-1       A-1+                  950++++
             9,132 Michigan Strategic Fund Solid Waste Disp. Rev. (Grayling
                   Generating Proj.), Ser. 1990, 1.11%, VRDN due 1/1/14           VMIG1                          9,132++++
             1,400 Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.), Ser.
                   1988, 1.13%, VRDN due 9/1/18                                    P-1                           1,400++++
          CHASE MANHATTAN BANK, N.A.
             2,000 Brazoria Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev.
                   (Brazosport Mem. Hosp.), Ser. 1999, 1.13%, VRDN due 7/1/13     VMIG1                          2,000++++
             1,370 Douglas Co. (GA) Dev. Au. IDR (Whirlwind Steel Bldg., Inc.
                   Proj.), Ser. 1997, 1.16%, VRDN due 12/1/12                     VMIG1       A-1                1,370++++
               700 Lawrence Co. (SD) Ref. PCR (Homestake Mining Co. Proj.),
                   Ser. 1997 B, 1.12%, VRDN due 7/1/32                             P-1                             700++++
               400 Lawrence Co. (SD) Solid Waste Disp. Rev. (Homestake Mining
                   Co. Proj.), Ser. 1997 A, 1.15%, VRDN due 7/1/32                 P-1                             400++++
             5,000 Mississippi Bus. Fin. Corp. IDR (VC Reg. Assembly & Mfg.
                   Proj.), Ser. 2003, 1.14%, VRDN due 12/1/18                                A-1+                5,000++++
          CITIBANK, N.A.
             1,100 Austin Co. (TX) Ind. Dev. Corp. IDR (Justin Ind., Inc.
                   Proj.), Ser. 1984, 1.10%, VRDN due 12/1/14                      P-1                           1,100++++
          CREDIT SUISSE
             3,400 King George Co. (VA) IDA Exempt Fac. Rev. (Birchwood Pwr.
                   Partners, L.P. Proj.), Ser. 1995, 1.12%, VRDN due 11/1/25                 A-1                 3,400++++
             5,000 Lousiana Pub. Fac. Au. Rev. (CHRISTUS Hlth.), Ser. 1999 B,
                   1.02%, TECP due 6/9/04                                         VMIG1                          5,000
             1,000 Texas Capital Hlth. Fac. Dev. Corp. (Island on Lake Travis
                   Ltd. Proj.), Ser. 1986, 1.12%, VRDN due 12/1/16                           A-1+                1,000
          DEUTSCHE BANK AG
             2,000 Elk Co. (PA) IDA Solid Waste Disp. Rev. (Willamette Ind.,
                   Inc. Proj.), Ser. 1992, 1.12%, VRDN due 8/1/10                            A-1+                2,000++++
             1,900 Lincoln Parish (LA) Exempt Fac. Rev. (Willamette Ind.,
                   Inc. Proj.), Ser. 1996, 1.12%, VRDN due 4/1/26                            A-1+                1,900++++
          DEXIA CREDIT LOCALE DE FRANCE
               150 New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys.
                   Rev., Ser. 2000 C, 1.06%, VRDN due 6/15/33                      P-1       A-1+                  150
          FIRST UNION NATIONAL BANK
             1,385 Philadelphia (PA) Hosp. & Higher Ed. Fac. Au. Rev. (Temple
                   East, Inc.), Ser. 1999 B, 1.11%, VRDN due 6/1/14                          A-1+                1,385++++
             3,100 Washington Co. (PA) Au. Lease Rev. (Higher Ed. Pooled Equip.
                   Leasing Prog.), Ser. 1985 A, 1.12%, VRDN due 11/1/05           VMIG1                          3,100
             1,340 Whitfield Co. (GA) Residential Care Fac. Rev. (Royal Oaks
                   Sr. Living Comm.), Ser. 1992, 1.10%, VRDN due 11/1/25                     A-1                 1,340

          PRINCIPAL AMOUNT               SECURITY @                                  RATING @@                   VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          HARRIS TRUST AND SAVINGS BANK
          $    100 Illinois Dev. Fin. Au. IDR (Grayhill, Inc. Proj.), Ser. 1995
                   C, 1.23%, VRDN due 2/1/05                                                 A-1+      $           100
               300 Illinois Dev. Fin. Au. IDR (Overton Gear & Tool Corp.
                   Proj.), Ser. 1994, 1.28%, VRDN due 10/1/08                                A-1+                  300
             2,080 Illinois Hlth. Fac. Au. Rev. (Healthcare), Ser. 2002,
                   1.10%, VRDN due 8/15/32                                        VMIG1      A-1+                2,080
          LASALLE NATIONAL BANK
             1,900 Elmhurst City, DuPage & Cook Cos. (IL) IDR (Randall
                   Manufactured Prod., Inc. Proj.), Ser. 2002, 1.29%,
                   VRDN due 2/1/27                                                           A-1+                1,900++++
          MORGAN GUARANTY TRUST CO.
             2,800 Austin (TX) Arpt. Sys. Prior Lien Rev., Ser. 1995 A, 1.14%,
                   VRDN due 11/15/17                                               P-1                           2,800
               300 New York City (NY) G.O., Sub. Ser. 1993 A-10, 1.06%,
                   VRDN due 8/1/17                                                VMIG1      A-1+                  300
               100 New York City (NY) G.O., Sub. Ser. 1994 E-2, 1.06%,
                   VRDN due 8/1/20                                                VMIG1      A-1+                  100
             5,200 Rochester (MN) Hlth. Care Fac. Rev. (Mayo Clinic), Ser.
                   2000 A, 1.05%, TECP due 8/4/04                                            A-1+                5,200
          NATIONAL WESTMINSTER BANK PLC
               300 Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant
                   Town Cogeneration Proj.), Ser. 1990 A, 1.12%, VRDN due
                   10/1/17                                                        VMIG1      A-1+                  300++++
               300 Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant
                   Town Cogeneration Proj.), Ser. 1990 D, 1.18%, VRDN due
                   10/1/17                                                        VMIG1      A-1+                  300++++
          NORTHERN TRUST CO.
               200 Iowa Higher Ed. Loan Au. Rev. (Private College - St.
                   Ambrose), Ser. 2003, 1.10%, VRDN due 4/1/33                               A-1+                  200++++
               200 St. Joseph Co. (IN) Ed. Fac. Rev. (Univ. of Notre Dame du
                   Lac Proj.), Ser. 2002, 0.95%, VRDN due 3/1/37                  VMIG1                            200uu++++
          SOCIETE GENERALE
             2,665 Chicago (IL) O'Hare Int'l. Arpt. Gen. Arpt. 2nd Lien Rev.,
                   Ser. 1984 B, 1.06%, VRDN due 1/1/15                            VMIG1      A-1+                2,665
             1,800 Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Rev. (Compagnie
                   Nationale Air France Proj.), Ser. 1990, 1.15%, VRDN due
                   5/1/18                                                                    A-1+                1,800++++
               400 Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev.
                   (Los Angeles Int'l. Arpt.), Ser. 1985, 1.10%, VRDN due
                   12/1/25                                                                   A-1+                  400++++
               300 Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac. Completion
                   Rev. (Los Angeles Int'l. Arpt.), Ser. 1989, 1.12%,
                   VRDN due 12/1/25                                                          A-1+                  300++++
             3,500 Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
                   Ser. 1994 B, 1.20%, VRDN due 4/1/28                            VMIG1      A-1+                3,500
             2,900 Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
                   Ser. 1995 A, 1.10%, VRDN due 4/1/29                                       A-1+                2,900
             5,000 Riverside-San Bernardino (CA) Hsg. & Fin. Agcy. Lease Rev.
                   Pass-Through Oblig., Ser. 2001 A, 1.10%, VRDN due 7/1/06                  A-1+                5,000++++
          STATE STREET BANK
             2,800 New York City (NY) G.O., Sub. Ser. 1993 E-4, 1.08%,
                   VRDN due 8/1/22                                                VMIG1      A-1+                2,800
               700 Rhode Island Std. Loan Au. Prog. Rev., Ser. 1995-1, 1.15%,
                   VRDN due 7/1/19                                                           A-1+                  700
             2,000 Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3, 1.15%,
                   VRDN due 6/1/26                                                           A-1+                2,000

See Notes to Schedule of Investments

          PRINCIPAL AMOUNT               SECURITY @                                  RATING @@                   VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          SUNTRUST BANK
          $    600 DeKalb (GA) Private Hosp. Au. Anticipation Cert. Rev.
                   (Egleston Children's Hosp.), Ser. 1994 A, 1.10%, VRDN due
                   3/1/24                                                         VMIG1      A-1+      $           600++++
               700 Mayfield (KY) IDR (Seaboard Farms of Kentucky, Inc. Proj.),
                   Ser. 1989, 1.20%, VRDN due 8/1/19                              VMIG1                            700++++
          TORONTO DOMINION BANK
             2,500 Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev., Ser.
                   1998 A, 1.10%, VRDN due 1/1/18                                 VMIG1      A-1+                2,500
             1,000 Montgomery Co. (MD), 1.03%, TECP due 8/11/04                    P-1                           1,000
          UNION BANK OF SWITZERLAND
               300 Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-2,
                   1.11%, VRDN due 7/1/25                                         VMIG1      A-1+                  300
               690 Pennsylvania Energy Dev. Au. Rev. (B & W Ebensburg Proj.),
                   Ser. 1986, 1.12%, VRDN due 12/1/11                             VMIG1                            690++++
          WACHOVIA BANK & TRUST CO.
               500 Fulco (GA) Hosp. Au. Anticipation Cert. Rev. (Shepherd Ctr.,
                   Inc. Proj.), Ser. 1997, 1.10%, VRDN due 9/1/17                            A-1+                  500++++
             4,300 Jackson-Union Cos. (IL) Reg. Port Dist. Port Fac. Ref. Rev.
                   (Enron Trans. Svc., L.P. Proj.), Ser. 1994, 1.09%, VRDN due
                   4/1/24                                                         VMIG1      A-1+                4,300++++
               500 Morgan Co. (UT) Solid Waste Disp. Rev. (Holnam, Inc. Proj.),
                   Ser. 1996, 1.18%, VRDN due 8/1/31                              VMIG1      A-1+                  500++++
             9,000 North Carolina Med. Care Commission Hlth. Care Fac. Rev.
                   (FirstHealth of the Carolinas Proj.), Ser. 2002, 1.09%,
                   due 10/1/32                                                    VMIG1      A-1                 9,000++++
             1,200 South Carolina Jobs Econ. Dev. Au. Hosp. Rev. (Tuomey Reg.
                   Med. Ctr.), Ser. 1995 B, 1.08%, VRDN due 11/1/25               VMIG1      A-1+                1,200++++
             1,650 South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF Hsg.,
                   Inc. Proj.), Ser. 1987 A, 1.60%, VRDN due 11/1/07               P-1                           1,650++++
          WELLS FARGO & CO.
               800 New Ulm (MN) Hosp. Ref. Rev. (Hlth. Central Sys. Proj.),
                   Ser. 1985, 1.10%, VRDN due 8/1/14                                         A-1+                  800
                                                                                                       ---------------
                                                                                                               151,388
                                                                                                       ---------------

          TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY INSURANCE (19.1%)
          AMERICAN MUNICIPAL BOND ASSURANCE CORP.
             1,500 Coastal Bend (TX) Hlth. Fac. Dev. Corp. Rev. (Incarnate Word
                   Hlth. Sys.), Ser. 1998 B, 1.11%, VRDN due 8/15/28              VMIG1      SP-1+               1,500BB++++
             9,160 Michigan Higher Ed. Std. Loan Au. Ref. Rev., Ser. 1988
                   XII-B, 1.12%, VRDN due 10/1/13                                 VMIG1       A-1                9,160EE
             1,300 Michigan Higher Ed. Std. Loan Au. Rev., Ser. 1991 XII-F,
                   1.12%, VRDN due 10/1/20                                        VMIG1                          1,300EE
             2,000 Pennsylvania St. Higher Ed. Assist. Agcy. Std. Loan Rev.,
                   Ser. 1995 A, 1.11%, VRDN due 12/1/25                           VMIG1      A-1+                2,000u
             2,000 Utah St. Board of Regents Std. Loan Rev., Ser. 1995 L,
                   1.13%, VRDN due 11/1/25                                                   A-1+                2,000
             3,300 Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (ProHealthCare,
                   Inc.), Ser. 2001 B, 1.10%, VRDN due 8/15/30                    VMIG1      A-1                 3,300E++++
          FINANCIAL GUARANTY INSURANCE CO.
             3,300 Arizona Hlth. Fac. Au. Rev. (Pooled Loan Prog.), Ser. 1985,
                   1.11%, VRDN due 10/1/15                                        VMIG1      A-1                 3,300&&
             1,295 Central Bucks (PA) Sch. Dist., Ser. 2000 A, 1.15%,
                   VRDN due 2/1/20                                                VMIG1                          1,295
             4,000 Detroit (MI) Wtr. Supply Sys. Second Lien Ref. Rev., Ser.
                   2001-C, 1.08%, VRDN due 7/1/29                                 VMIG1                          4,000

          PRINCIPAL AMOUNT               SECURITY @                                  RATING @@                   VALUE ++
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $    680 Eastern Michigan Univ. Board of Regents Gen. Ref. Rev.,
                   Ser. 2001, 1.10%, VRDN due 6/1/27                                         A-1+      $           680
             9,485 Massachusetts Wtr. Res. Au. Multi-Modal Subordinated Gen.
                   Rev., Ser. 2001 A, 1.07%, VRDN due 8/1/23                                 A-1+                9,485
               700 New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys.
                   Rev., Ser. 1992 C, 1.08%, VRDN due 6/15/22                     VMIG1      A-1+                  700
          FINANCIAL SECURITY ASSURANCE INC.
             2,400 California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2001 J,
                   1.11%, VRDN due 2/1/32                                         VMIG1      A-1+                2,400Y
               200 California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2003 U,
                   1.11%, VRDN due 2/1/32                                         VMIG1      A-1+                  200!!
             2,200 Clark Co. (NV) Sch. Dist. G.O., Ser. 2001 A, 1.07%,
                   VRDN due 6/15/21                                               VMIG1      A-1+                2,200
             7,600 Long Island (NY) Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2003 E,
                   1.06%, VRDN due 12/1/29                                        VMIG1      A-1+                7,600!!
             5,000 Metro. Washington (DC) Arpt. Au. Sys. Ref. Rev., Ser. 2002
                   C, 1.13%, VRDN due 10/1/21                                     VMIG1      A-1+                5,000!!
             2,900 Michigan St. Grant Anticipation Notes, Ser. 2002 B, 1.09%,
                   VRDN due 9/1/09                                                VMIG1      A-1+                2,900!!
          MUNICIPAL BOND INVESTORS ASSURANCE CORP.
             1,700 California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2001 U,
                   1.11%, VRDN due 8/1/32                                         VMIG1      A-1+                1,700&
               200 California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2002 J,
                   1.11%, VRDN due 2/1/33                                         VMIG1      A-1+                  200Y
             1,485 Charlotte (NC) Arpt. Ref. Rev., Ser. 1997 A, 1.12%,
                   VRDN due 7/1/17                                                VMIG1       A-1                1,485&&
               325 Clark Co. (NV) Arpt. Sub. Lien Rev., Ser. 1998 B, 1.12%,
                   VRDN due 7/1/28                                                VMIG1      A-1+                  325YY
               410 Harris Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Texas
                   Children's Hosp. Proj.), Ser. 1999 B-1, 1.11%, VRDN due
                   10/1/29                                                        VMIG1      A-1+                  410++++
            12,000 Indianapolis (IN) Local Pub. Imp. Bond Bank Ref. Rev.,
                   Ser. 2002 F-2, 1.07%, VRDN due 2/1/20                                      A-1               12,000E
               900 Kentucky Higher Ed. Std. Loan Corp. Rev., Ser. 1996 A,
                   1.13%, VRDN due 6/1/26                                         VMIG1      A-1+                  900LL
               200 Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Cap. Asset
                   Prog.), Ser. 1985 D, 1.08%, VRDN due 1/1/35                    VMIG1                            200
             2,585 Michigan St. Hsg. Dev. Au. Rental Hsg. Rev., Ser. 2002 C,
                   1.07%, VRDN due 4/1/21                                                    A-1+                2,585LL
                85 New York City (NY) G.O., Sub. Ser. 1995 B-3, 1.08%,
                   VRDN due 8/15/04                                               VMIG1      A-1+                   85B
                                                                                                       ---------------
                                                                                                                78,910
                                                                                                       ---------------

                   TOTAL INVESTMENTS (97.5%)                                                                   404,014

                   Cash, receivables and other assets, less liabilities (2.5%)                                  10,328
                                                                                                       ---------------
                   TOTAL NET ASSETS (100.0%)                                                           $       414,342
                                                                                                       ---------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL SECURITIES TRUST

          PRINCIPAL AMOUNT               SECURITY @                                    RATING                    VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT
          SECURITIES (7.9%)
          $    750 Clark Co. (NV) Sch. Dist. Imp. G.O., Ser. 1995 A, 5.60%,
                   due 6/15/08 PR 6/15/05                                          Aaa        AAA      $           792
             1,000 Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev.,
                   Ser. 2000, 6.00%, due 7/1/12 PR 7/1/10                          Aaa        AAA                1,157
             1,000 Wisconsin St. G.O., Ser. 2002 C, 5.25%, due 5/1/14 PR 5/1/12    Aaa        AAA                1,105
                                                                                                       ---------------
                                                                                                                 3,054
                                                                                                       ---------------

          TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (38.6%)
          AMERICAN MUNICIPAL BOND ASSURANCE CORP.
             1,000 Atlanta (GA) Arpt. Fac. Ref. Rev., Ser. 1996, 6.50%,
                   due 1/1/06                                                      Aaa        AAA                1,073
             1,000 Larimer Co. (CO) Sales & Use Tax Rev., Ser. 2000, 5.75%,
                   due 12/15/15                                                    Aaa        AAA                1,117

          FINANCIAL GUARANTY INSURANCE CO.
             1,000 Dade Co. (FL) Wtr. & Swr. Sys. Rev., Ser. 1995, 6.25%,
                   due 10/1/06                                                     Aaa        AAA                1,099
               750 Detroit (MI) Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp.
                   Ref. G.O., Ser. 1998 C, 5.25%, due 5/1/13                       Aaa        AAA                  821
             1,000 Grapevine (TX) Combination Tax & Tax Increment Reinvestment
                   Zone Rev., Ser. 2000, 5.63%, due 8/15/15                        Aaa        AAA                1,101
             1,000 Monterey Co. (CA) Salinas Union High Sch. Dist. G.O. (Middle
                   Sch. Imp. Dist.), Ser. 2003 A, 5.25%, due 10/1/14               Aaa        AAA                1,092
               500 Scottsdale (AZ) Excise Tax Rev., Ser. 1998, 6.00%,
                   due 7/1/07                                                      Aaa        AAA                  555
             1,000 Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B, 5.13%,
                   due 10/1/09                                                     Aaa        AAA                1,107

          FINANCIAL SECURITY ASSURANCE INC.
               500 New York St. Urban Dev. Corp. Ref. Rev.,
                   (Correctional Facs.), Ser. 1994 A, 5.50%, due 1/1/14            Aaa        AAA                  557
             1,000 Springfield (MO) Sch. Dist. Number R-12 Ref. G. O.,
                   Ser. 2002 A, 5.50%, due 3/1/13                                             AAA                1,116
               800 Will & Kendall Cos. (IL) Plainfield Comm. Cons. Sch. Dist.
                   Number 202 Sch. Bldg. G.O., Ser. 2001, 5.38%, due 1/1/13                   AAA                  871

          MUNICIPAL BOND INVESTORS ASSURANCE CORP.
             1,395 Florida Muni. Loan Council Rev., Ser. 2002 C, 5.25%,
                   due 11/1/15                                                                AAA                1,513
               500 Metro. (IL) Pier & Exposition Au. Dedicated St. Tax Rev.
                   (McCormick Place Expansion), Ser. 2002 A, 5.25%, due 6/15/08    Aaa        AAA                  548
             1,000 Mississippi Dev. Bank Spec. Oblig. Rev. (Muni. Gas Au.
                   Natural Gas Supply Proj.), Ser. 1998, 5.00%, due 1/1/08         Aaa        AAA                1,081
             1,100 Orange Co. (CA) Local Trans. Au. Measure M Sales Tax
                   (Limited Tax) Second Sr. Rev., Ser. 1998 A, 5.50%,
                   due 2/15/10                                                     Aaa        AAA                1,230
                                                                                                       ---------------
                                                                                                                14,881
                                                                                                       ---------------

          TAX-EXEMPT SECURITIES--OTHER (51.7%)
             1,000 Board of Regents of the Texas A&M Univ. Sys. Perm. Univ.
                   Fund Rev., Ser. 1998, 5.00%, due 7/1/08                         Aaa        AAA                1,088
             1,000 Columbus (OH) Var. Purp. Ltd. Tax G.O., Ser. 1998-1, 5.00%,
                   due 6/15/08                                                     Aaa        AAA                1,091
               400 Denver (CO) City & Co. Sch. Dist. No. 1 Ref. G.O.,
                   Ser. 1994 A, 6.50%, due 6/1/10                                  Aa3        AA-                  468
               500 Florida St. Board of Ed. Cap. Outlay Ref. G.O.,
                   Ser. 1998 B, 5.25%, due 6/1/09                                  Aa2        AA+                  552
             1,000 Illinois St. Sales Tax Rev., Ser. 1997 Y, 5.25%, due 6/15/10    Aa2        AAA                1,101

          PRINCIPAL AMOUNT               SECURITY @                                    RATING                    VALUE +
          (000'S OMITTED)                                                        MOODY'S      S&P      (000'S OMITTED)
          $  1,000 Indiana St. Office Bldg. Commission Fac. Ref. Rev.,
                   Ser. 1998 A, 5.13%, due 7/1/14                                  Aa2                 $         1,057
             1,000 Lake Co. (IL) Forest Preserve Dist. Ref. G.O., Ser. 1997,
                   5.50%, due 2/1/09                                               Aa1        AAA                1,107
             1,000 Lake Co. (IL) Sch. Dist. No. 109 Deerfield Ref. G.O.,
                   Ser. 1999 C, 5.00%, due 12/15/14                                Aa2        AA+                1,072
                45 Mississippi Higher Ed. Assist. Corp. Std. Loan Sub. Rev.,
                   Ser. 1993 C, 6.05%, due 9/1/07                                   A                               45
             1,000 Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR
                   (St. Revolving Fund Prog.-Master Trust), Ser. 2001 B,
                   5.50%, due 1/1/11                                               Aaa        AAA                1,119
             1,000 Nevada Ref. Ltd. Tax G.O., Ser. 1997 A-2, 6.00%, due 5/15/06    Aa2        AA                 1,080
               575 New Jersey Trans. Trust Fund Au. Trans. Sys. Rev.,
                   Ser. 1999 A, 5.63%, due 6/15/13                                 Aa3        AA                   642
             1,000 New York St. Thruway Au. Local Hwy. & Bridge Svc. Contract
                   Rev., Ser. 1997, 5.25%, due 4/1/10                              A3         AA-                1,086
               500 New York Tobacco Settlement Fin. Corp. Asset-Backed Rev.,
                   Ser. 2003 A-1, 5.25%, due 6/1/12                                           AA-                  523
             1,000 Northside (TX) Independent Sch. Dist. Unlimited Tax Sch.
                   Bldg. G.O., Ser. 1999 A, 6.38%, due 8/15/09                     Aaa        AAA                1,152
               500 Oklahoma City (OK) Ref. G.O., Ser. 1993, 5.55%, due 8/1/11      Aa2        AA                   563
               735 Ramsey Co. (MN) Cap. Imp. Plan G.O., Ser. 2000 A, 5.80%,
                   due 2/1/16                                                      Aaa        AAA                  809
             1,000 South Carolina St. Budget & Ctrl. Board St. Fac. Installment
                   Purchase Rev. (Dept. of Pub. Safety Proj.), Ser. 2003,
                   4.50%, due 1/1/11                                               Aa2        AA+                1,058
               500 South Carolina St. Cap. Imp. G.O., Ser. 2001 B, 5.38%,
                   due 4/1/13                                                                 AAA                  550
             1,000 Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B, 5.13%,
                   due 10/1/09                                                     Aa1        AA                 1,089
             1,000 Texas Wtr. Dev. Board St. Revolving Fund Sr. Lien Rev.,
                   Ser. 1996 B, 5.25%, due 7/15/13                                            AAA                1,067
             1,000 Utah St. G.O., Ser. 2002 A, 5.00%, due 7/1/08                   Aaa        AAA                1,091
               500 Wyoming St. Loan & Investment Board Cap. Fac. Ref. Rev.,
                   Ser. 2002, 5.00%, due 10/1/10                                              AA-                  543
                                                                                                       ---------------
                                                                                                                19,953
                                                                                                       ---------------

          TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF CREDIT
          (0.5%) SOCIETE GENERALE
               100 Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev.
                   (Los Angeles Int'l. Arpt.), Ser. 1985, 1.10%,
                   VRDN due 12/1/25                                               VMIG1       A-1+                 100++++
               100 Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac. Completion
                   Rev. (Los Angeles Int'l. Arpt.), Ser. 1989, 1.12%,
                   VRDN due 12/1/25                                               VMIG1       A-1+                 100++++
                                                                                                       ---------------
                                                                                                                   200
                                                                                                       ---------------

                   TOTAL INVESTMENTS (98.7%) (COST $36,681)                                                     38,088##

                   Cash, receivables and other assets, less liabilities (1.3%)                                     516
                                                                                                       ---------------
                   TOTAL NET ASSETS (100.0%)                                                           $        38,604
                                                                                                       ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

          +    Investments in securities by the Fund are valued daily by
               obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Income Funds (the "Trust") believes
               accurately reflects fair value. Numerous factors may be
               considered when determining the fair value of a security,
               including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
          ++   Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.
          #    At cost, which approximates market value.
          ##   At April 30, 2004, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                              GROSS            GROSS               NET
          (000'S OMITTED)                                                UNREALIZED       UNREALIZED        UNREALIZED
          NEUBERGER BERMAN                                   COST      APPRECIATION     DEPRECIATION      APPRECIATION
          HIGH INCOME BOND FUND                        $  671,979         $  11,846         $  5,274          $  6,572
          LIMITED MATURITY BOND FUND                      209,401             2,916            2,332               584
          MUNICIPAL SECURITIES TRUST                       36,681             1,507              100             1,407

          @    Municipal securities held by Neuberger Berman Municipal Money
               Fund ("Municipal Money") and Neuberger Berman Municipal
               Securities Trust ("Municipal Securities Trust") are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO")
               such as Moody's Investors Service, Inc. or Standard & Poor's or,
               where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 78% and 48% of the municipal securities held by Municipal Money and Municipal
               Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit
               enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S.
               Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.
          @@   Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company
               Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the
               Fund's investment manager.
          !    Affiliated issuer (see Note A of Notes to Financial Statements).
          *    Non-income producing security.
          **   Security exempt from registration under the Securities Act of
               1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At April 30, 2004, these securities amounted to
               $135,469,000 or 20.3% of net assets for Neuberger Berman High
               Income Bond Fund ("High Income").

See Notes to Financial Statements

          +++ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
          ++++ Security is guaranteed by the corporate or non-profit obligor.
          L Security is subject to a fractional guarantee provided by Bank of Nova Scotia and Lloyds Bank, p.l.c., each backing 50% of the total principal.
          LL Security is subject to a guarantee provided by Landesbank Hessen-Thueringen Girozentrale, backing 100% of the total principal.
          u Security is subject to a fractional guarantee provided by Credit Suisse First Boston, Inc. and American Municipal Bond Assurance Corp., each backing 50% of the total principal.
          uu Security is subject to a fractional guarantee provided by the Northern Trust Co. and Fifth Third Bank, each backing 50% of the total principal.
          & Security is subject to a guarantee provided by the Bank of New York, backing 100% of the total principal.
          && Security is subject to a guarantee provided by Chase Manhattan Bank, N.A., backing 100% of the total principal.
          Y Security is subject to a guarantee provided by Lloyds Bank, p.l.c., backing 100% of the total principal.
          YY Security is subject to a guarantee provided by Westdeutsche Landesbank Girozentrale, backing 100% of the total principal.
          !! Security is subject to a guarantee provided by Dexia, Inc., backing 100% of the total principal.
          E Security is subject to a guarantee provided by Bank One Corp., backing 100% of the total principal.
          EE Security is subject to a guarantee provided by Kredietbank, backing 100% of the total principal.
          B Security is subject to a guarantee provided by Bank of Nova Scotia, backing 100% of the total principal.
          BB Security is subject to a guarantee provided by First National Bank of Chicago, backing 100% of the total principal.
          ~    Security purchased on a when-issued basis. At April 30, 2004, these securities amounted to $5,178,000 for High Income.
          ~~   Security is segregated as collateral for when-issued purchase commitments.
          ^ Principal amount is stated in the currency in which the security is denominated.
               EUR = Euro Currency
          ^^ Not rated by a nationally recognized statistical rating organization.

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                                           CASH             GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                            RESERVES             MONEY FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                               $            558,799   $          1,044,743
     Non-controlled affiliated issuers                                                                    --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Repurchase agreements                                                                            19,632                201,566
===================================================================================================================================
                                                                                                     578,431              1,246,309
     Cash                                                                                                  1                      1
-----------------------------------------------------------------------------------------------------------------------------------
     Interest receivable                                                                                 409                    765
     Receivable for securities sold                                                                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                                     145                    165
     Receivable from administrator--net (Note B)                                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Prepaid expenses and other assets                                                                    20                     33
===================================================================================================================================
TOTAL ASSETS                                                                                         579,006              1,247,273
===================================================================================================================================
LIABILITIES
     Dividends payable                                                                                   114                    539
     Payable for forward foreign currency exchange contracts sold (Note C)                                --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Payable for collateral on securities loaned (Note A)                                                 --                     --
     Payable for securities purchased                                                                     --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Payable for Fund shares redeemed                                                                    133                    145
     Payable for variation margin (Note A)                                                                --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                                              121                    248
     Payable to administrator--net (Note B)                                                              133                    161
-----------------------------------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                                  77                     58
===================================================================================================================================
TOTAL LIABILITIES                                                                                        578                  1,151
===================================================================================================================================
NET ASSETS AT VALUE                                                                     $            578,428   $          1,246,122
===================================================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                                    $            578,424   $          1,246,114
     Undistributed net investment income (loss)                                                           --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Distributions in excess of net investment income                                                     --                     --
     Accumulated net realized gains (losses) on investments                                                4                      8
-----------------------------------------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) in value of investments                                   --                     --
===================================================================================================================================
NET ASSETS AT VALUE                                                                     $            578,428   $          1,246,122
===================================================================================================================================
NET ASSETS
     Investor Class                                                                     $            578,428   $          1,246,122
     Trust Class                                                                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                                  578,424              1,246,114
     Trust Class                                                                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                     $               1.00   $               1.00
     Trust Class                                                                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------

+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                               $                 --   $                 --

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                               $            578,431   $          1,246,309
     Non-controlled affiliated issuers                                                                    --                     --
===================================================================================================================================
TOTAL COST OF INVESTMENTS                                                               $            578,431   $          1,246,309
===================================================================================================================================

See Notes to Financial Statements

NEUBERGER BERMAN INCOME FUNDS                                                               HIGH INCOME BOND       LIMITED MATURITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                                FUND              BOND FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                               $            649,258   $            206,540
     Non-controlled affiliated issuers                                                                19,883                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Repurchase agreements                                                                             9,410                  3,445
===================================================================================================================================
                                                                                                     678,551                209,985
     Cash                                                                                                839                      4
-----------------------------------------------------------------------------------------------------------------------------------
     Interest receivable                                                                              13,868                  2,504
     Receivable for securities sold                                                                    8,429                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                                   2,073                     28
     Receivable from administrator--net (Note B)                                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Prepaid expenses and other assets                                                                    15                      9
===================================================================================================================================
     TOTAL ASSETS                                                                                    703,775                212,530
===================================================================================================================================
LIABILITIES
     Dividends payable                                                                                   399                     32
     Payable for forward foreign currency exchange contracts sold (Note C)                                --                      9
-----------------------------------------------------------------------------------------------------------------------------------
     Payable for collateral on securities loaned (Note A)                                             19,883                     --
     Payable for securities purchased                                                                  8,636                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Payable for Fund shares redeemed                                                                  8,572                     31
     Payable for variation margin (Note A)                                                                --                     15
-----------------------------------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                                              257                     42
     Payable to administrator--net (Note B)                                                              145                     14
-----------------------------------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                                  44                     96
===================================================================================================================================
TOTAL LIABILITIES                                                                                     37,936                    239
===================================================================================================================================
NET ASSETS AT VALUE                                                                     $            665,839   $            212,291
===================================================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                                    $            666,321   $            233,242
     Undistributed net investment income (loss)                                                           25                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Distributions in excess of net investment income                                                     --                 (2,404)
     Accumulated net realized gains (losses) on investments                                           (7,079)               (19,272)
-----------------------------------------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) in value of investments                                6,572                    725
===================================================================================================================================
NET ASSETS AT VALUE                                                                     $            665,839   $            212,291
===================================================================================================================================
NET ASSETS
     Investor Class                                                                     $            665,839   $            180,591
     Trust Class                                                                                          --                 31,700
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                                   71,496                 19,037
     Trust Class                                                                                          --                  3,507
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                     $               9.31   $               9.49
     Trust Class                                                                                          --                   9.04
-----------------------------------------------------------------------------------------------------------------------------------

+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                               $             19,412   $                 --

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                               $            652,096   $            209,401
     Non-controlled affiliated issuers                                                                19,883                     --
===================================================================================================================================
TOTAL COST OF INVESTMENTS                                                               $            671,979   $            209,401
===================================================================================================================================

NEUBERGER BERMAN INCOME FUNDS                                                                MUNICIPAL MONEY   MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                                FUND                  TRUST
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                               $            404,014   $             38,088
     Non-controlled affiliated issuers                                                                    --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Repurchase agreements                                                                                --                     --
===================================================================================================================================
                                                                                                     404,014                 38,088
     Cash                                                                                                 65                      4
-----------------------------------------------------------------------------------------------------------------------------------
     Interest receivable                                                                               1,266                    569
     Receivable for securities sold                                                                   22,400                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                                       3                     --
     Receivable from administrator--net (Note B)                                                          --                     12
-----------------------------------------------------------------------------------------------------------------------------------
     Prepaid expenses and other assets                                                                    12                      1
===================================================================================================================================
TOTAL ASSETS                                                                                         427,760                 38,674
===================================================================================================================================
LIABILITIES
     Dividends payable                                                                                   142                     14
     Payable for forward foreign currency exchange contracts sold (Note C)                                --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Payable for collateral on securities loaned (Note A)                                                 --                     --
     Payable for securities purchased                                                                 13,000                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Payable for Fund shares redeemed                                                                     30                     18
     Payable for variation margin (Note A)                                                                --                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                                               90                      8
     Payable to administrator--net (Note B)                                                               97                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                                  59                     30
===================================================================================================================================
TOTAL LIABILITIES                                                                                     13,418                     70
===================================================================================================================================
NET ASSETS AT VALUE                                                                     $            414,342   $             38,604
===================================================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                                    $            414,348   $             37,021
     Undistributed net investment income (loss)                                                            1                     --
-----------------------------------------------------------------------------------------------------------------------------------
     Distributions in excess of net investment income                                                     --                     --
     Accumulated net realized gains (losses) on investments                                               (7)                   176
-----------------------------------------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) in value of investments                                   --                  1,407
===================================================================================================================================
NET ASSETS AT VALUE                                                                     $            414,342   $             38,604
===================================================================================================================================
NET ASSETS
     Investor Class                                                                     $            414,342   $             38,604
     Trust Class                                                                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                                  414,422                  3,319
     Trust Class                                                                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                     $               1.00   $              11.63
     Trust Class                                                                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------

+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                               $                 --   $                 --

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                               $            404,014   $             36,681
     Non-controlled affiliated issuers                                                                    --                     --
===================================================================================================================================
TOTAL COST OF INVESTMENTS                                                               $            404,014   $             36,681
===================================================================================================================================

STATEMENTS OF OPERATIONS

                                                                                                                         GOVERNMENT
NEUBERGER BERMAN INCOME FUNDS                                                                           CASH                  MONEY
(000'S OMITTED)                                                                                     RESERVES                   FUND
INVESTMENT INCOME
Interest income (Note A)                                                                $              3,209   $              5,794
Income from securities loaned-net (Note A)                                                                --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                                           --                     --
===================================================================================================================================
Total income                                                                                           3,209                  5,794
===================================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                       740                  1,382
Administration fee (Note B):
-----------------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                                    814                  1,614
       Trust Class                                                                                        --                     --
       ----------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
       Investor Class                                                                                    122                     42
       ----------------------------------------------------------------------------------------------------------------------------
       Trust Class                                                                                        --                     --
Audit fees                                                                                                16                     16
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                   91                    108
Insurance expense                                                                                          3                      5
-----------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                14                     14
Registration and filing fees                                                                              29                     43
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       19                     26
Trustees' fees and expenses                                                                               14                     14
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                             50                     90
===================================================================================================================================
Total expenses                                                                                         1,912                  3,354

Expenses reimbursed by administrator (Note B)                                                             --                   (664)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                     --                     --
===================================================================================================================================
Total net expenses                                                                                     1,912                  2,690
===================================================================================================================================
Net investment income (loss)                                                                           1,297                  3,104
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold in unaffiliated issuers                             4                      8
Net realized gain (loss) on financial futures contracts (Note A)                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency (Note A)                                                     --                     --
Change in net unrealized appreciation (depreciation) in value of:
-----------------------------------------------------------------------------------------------------------------------------------
       Investment securities (Note A)                                                                     --                     --
       Financial futures contracts (Note A)                                                               --                     --
       ----------------------------------------------------------------------------------------------------------------------------
       Foreign currency (Note A)                                                                          --                     --
       ============================================================================================================================
Net gain (loss) on investments                                                                             4                      8
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $              1,301   $              3,112
===================================================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                                                 HIGH INCOME                LIMITED
NEUBERGER BERMAN INCOME FUNDS                                                                           BOND               MATURITY
(000'S OMITTED)                                                                                         FUND              BOND FUND
INVESTMENT INCOME
Interest income (Note A)                                                                $             21,387   $              3,619
Income from securities loaned-net (Note A)                                                                46                     --
-----------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                                          (19)                    --
===================================================================================================================================
Total income                                                                                          21,414                  3,619
===================================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                     1,445                    276
Administration fee (Note B):
-----------------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                                    813                    253
       Trust Class                                                                                        --                     83
       ----------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
       Investor Class                                                                                    192                     87
       ----------------------------------------------------------------------------------------------------------------------------
       Trust Class                                                                                        --                     10
Audit fees                                                                                                18                     19
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                  104                     76
Insurance expense                                                                                          2                      1
-----------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                31                     14
Registration and filing fees                                                                              30                     41
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       40                      9
Trustees' fees and expenses                                                                               14                     14
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                             46                     20
===================================================================================================================================
Total expenses                                                                                         2,735                    903

Expenses reimbursed by administrator (Note B)                                                             --                   (114)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                     (3)                    --
===================================================================================================================================
Total net expenses                                                                                     2,732                    789
===================================================================================================================================
Net investment income (loss)                                                                          18,682                  2,830
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold in unaffiliated issuers                         7,492                    130
Net realized gain (loss) on financial futures contracts (Note A)                                          --                    (70)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency (Note A)                                                     --                    242
Change in net unrealized appreciation (depreciation) in value of:
-----------------------------------------------------------------------------------------------------------------------------------
       Investment securities (Note A)                                                                 (5,241)                (1,989)
       Financial futures contracts (Note A)                                                               --                    154
       ----------------------------------------------------------------------------------------------------------------------------
       Foreign currency (Note A)                                                                          --                    (13)
       ============================================================================================================================
Net gain (loss) on investments                                                                         2,251                 (1,546)
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $             20,933   $              1,284
===================================================================================================================================

                                                                                                   MUNICIPAL              MUNICIPAL
NEUBERGER BERMAN INCOME FUNDS                                                                          MONEY             SECURITIES
(000'S OMITTED)                                                                                         FUND                  TRUST
INVESTMENT INCOME
Interest income (Note A)                                                                $              2,171   $                820
Income from securities loaned-net (Note A)                                                                --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                                           --                     --
===================================================================================================================================
Total income                                                                                           2,171                    820
===================================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                       534                     50
Administration fee (Note B):
-----------------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                                    577                     54
       Trust Class                                                                                        --                     --
       ----------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
       Investor Class                                                                                     13                     18
       ----------------------------------------------------------------------------------------------------------------------------
       Trust Class                                                                                        --                     --
Audit fees                                                                                                16                     18
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                   99                     20
Insurance expense                                                                                          2                     --
-----------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                14                     14
Registration and filing fees                                                                              22                     16
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       11                      2
Trustees' fees and expenses                                                                               14                     14
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                             37                      7
===================================================================================================================================
Total expenses                                                                                         1,339                    213

Expenses reimbursed by administrator (Note B)                                                             --                    (82)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                     (1)                    --
===================================================================================================================================
Total net expenses                                                                                     1,338                    131
===================================================================================================================================
Net investment income (loss)                                                                             833                    689
===================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold in unaffiliated issuers                            --                    177
Net realized gain (loss) on financial futures contracts (Note A)                                          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency (Note A)                                                     --                     --
Change in net unrealized appreciation (depreciation) in value of:
-----------------------------------------------------------------------------------------------------------------------------------
       Investment securities (Note A)                                                                     --                   (770)
       Financial futures contracts (Note A)                                                               --                     --
       ----------------------------------------------------------------------------------------------------------------------------
       Foreign currency (Note A)                                                                          --                     --
       ============================================================================================================================
Net gain (loss) on investments                                                                            --                   (593)
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $                833   $                 96
===================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                CASH RESERVES             GOVERNMENT MONEY FUND
                                                                         ---------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                              SIX MONTHS                    SIX MONTHS
(000'S OMITTED)                                                                 ENDED           YEAR          ENDED           YEAR
                                                                            APRIL 30,          ENDED      APRIL 30,          ENDED
                                                                                 2004    OCTOBER 31,           2004    OCTOBER 31,
                                                                          (UNAUDITED)           2003    (UNAUDITED)           2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                             $      1,297   $      4,961   $      3,104   $      8,963
Net realized gain (loss) on investments                                             4             11              8             19
----------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                --             --             --             --
==================================================================================================================================
Net increase (decrease) in net assets resulting from operations                 1,301          4,972          3,112          8,982
==================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                 (1,297)        (4,961)        (3,104)        (8,963)
Trust Class                                                                        --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                    (10)            --            (19)            (6)
==================================================================================================================================
Total distributions to shareholders                                            (1,307)        (4,961)        (3,123)        (8,969)
==================================================================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                387,994        673,876        875,886      1,592,662
Trust Class                                                                        --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                    492          1,517            217            631
Trust Class                                                                        --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                               (427,752)      (899,709)      (708,315)    (1,860,116)
Trust Class                                                                        --             --             --             --
==================================================================================================================================
Net increase (decrease) from Fund share transactions                          (39,266)      (224,316)       167,788       (266,823)
==================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                         (39,272)      (224,305)       167,777       (266,810)

NET ASSETS:
Beginning of period                                                           617,700        842,005      1,078,345      1,345,155
==================================================================================================================================
End of period                                                            $    578,428   $    617,700   $  1,246,122   $  1,078,345
==================================================================================================================================
Undistributed net investment income (loss) at end of period              $         --   $         --   $         --   $         --
==================================================================================================================================
Distributions in excess of net investment income at end of period        $         --   $         --   $         --   $         --
==================================================================================================================================

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

                                                                            HIGH INCOME BOND FUND       LIMITED MATURITY BOND FUND
                                                                         ---------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                              SIX MONTHS                    SIX MONTHS
(000'S OMITTED)                                                                 ENDED           YEAR          ENDED           YEAR
                                                                            APRIL 30,          ENDED      APRIL 30,          ENDED
                                                                                 2004    OCTOBER 31,           2004    OCTOBER 31,
                                                                          (UNAUDITED)           2003    (UNAUDITED)           2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                             $     18,682   $     22,130   $      2,830   $      7,419
Net realized gain (loss) on investments                                         7,492          4,436            302          2,566
----------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            (5,241)        11,135         (1,848)        (1,935)
==================================================================================================================================
Net increase (decrease) in net assets resulting from operations                20,933         37,701          1,284          8,050
==================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                (18,682)       (22,130)        (3,425)        (7,850)
Trust Class                                                                        --             --           (585)        (1,444)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                     --             --             --             --
==================================================================================================================================
Total distributions to shareholders                                           (18,682)       (22,130)        (4,010)        (9,294)
==================================================================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                318,636        531,470         18,520        470,006
Trust Class                                                                        --             --          4,198         34,721
----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                 16,611         19,570          3,209          7,192
Trust Class                                                                        --             --            574          1,422
----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                               (191,310)      (195,576)       (38,233)      (496,981)
Trust Class                                                                        --             --         (9,207)       (42,372)
==================================================================================================================================
Net increase (decrease) from Fund share transactions                          143,937        355,464        (20,939)       (26,012)
==================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                         146,188        371,035        (23,665)       (27,256)

NET ASSETS:
Beginning of period                                                           519,651        148,616        235,956        263,212
==================================================================================================================================
End of period                                                            $    665,839   $    519,651   $    212,291   $    235,956
==================================================================================================================================
Undistributed net investment income (loss) at end of period              $         25   $         25   $         --   $         --
==================================================================================================================================
Distributions in excess of net investment income at end of period        $         --   $         --   $     (2,404)  $     (1,224)
==================================================================================================================================

                                                                            MUNICIPAL MONEY FUND       MUNICIPAL SECURITIES TRUST
                                                                         ---------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                              SIX MONTHS                    SIX MONTHS
(000'S OMITTED)                                                                 ENDED           YEAR          ENDED           YEAR
                                                                            APRIL 30,          ENDED      APRIL 30,          ENDED
                                                                                 2004    OCTOBER 31,           2004    OCTOBER 31,
                                                                          (UNAUDITED)           2003    (UNAUDITED)           2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                             $        833   $      2,503   $        689   $      1,438
Net realized gain (loss) on investments                                            --             --            177            158
----------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                --             --           (770)           251
==================================================================================================================================
Net increase (decrease) in net assets resulting from operations                   833          2,503             96          1,847
==================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                   (833)        (2,503)          (689)        (1,438)
Trust Class                                                                        --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                     --             --           (159)          (200)
==================================================================================================================================
Total distributions to shareholders                                              (833)        (2,503)          (848)        (1,638)
==================================================================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                334,364        496,599          3,731         26,568
Trust Class                                                                        --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                     31             78            730          1,447
Trust Class                                                                        --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                               (330,977)      (619,029)        (7,432)       (23,783)
Trust Class                                                                        --             --             --             --
==================================================================================================================================
Net increase (decrease) from Fund share transactions                            3,418       (122,352)        (2,971)         4,232
==================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                           3,418       (122,352)        (3,723)         4,441

NET ASSETS:
Beginning of period                                                           410,924        533,276         42,327         37,886
==================================================================================================================================
End of period                                                            $    414,342   $    410,924   $     38,604   $     42,327
==================================================================================================================================
Undistributed net investment income (loss) at end of period              $          1   $          1   $         --   $         --
==================================================================================================================================
Distributions in excess of net investment income at end of period        $         --   $         --   $         --   $         --
==================================================================================================================================

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS

               NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). All of the Funds offer Investor Class shares and Limited Maturity also offers Trust Class shares. The Board of Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

               The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

               It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

               The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

          2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

          3 FOREIGN CURRENCY TRANSLATION: High Income and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

          4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

          5 FEDERAL INCOME TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

          6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. At October 31, 2003, the capital loss carryforwards for each Fund were as follows:

                                     EXPIRING IN:
                                             2004          2005          2006          2007
               HIGH INCOME(1)        $         --   $        --   $        --   $ 4,117,873
               LIMITED MATURITY(2)      1,656,586     1,100,286     4,035,877     5,146,514
               MUNICIPAL MONEY                 --            --            --            --

                                             2008          2009          2010          2011
               HIGH INCOME(1)        $  4,635,521   $ 2,182,233   $ 3,608,017   $        --
               LIMITED MATURITY(2)      7,177,986       456,883            --            --
               MUNICIPAL MONEY              6,744            --            --            54

               (1) The capital loss carryforwards shown above for High Income include $4,117,873, $2,021,774, and $923,187, expiring in
                    2007, 2008, and 2009, respectively, which were acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

               (2) Of the total capital loss carryforwards shown for Limited Maturity, $2,909,146 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

               Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

               The tax character of distributions paid during the periods ended October 31, 2003 and 2002 were as follows:

               DISTRIBUTIONS PAID FROM:

                                                  TAXABLE INCOME                TAX-EXEMPT INCOME
                                                    2003            2002           2003           2002
               CASH RESERVES                $  4,960,914   $  13,654,658   $         --   $         --
               GOVERNMENT MONEY                8,969,360      17,335,773             --             --
               HIGH INCOME                    22,129,548       6,861,462             --             --
               LIMITED MATURITY                9,294,630      11,475,249             --             --
               MUNICIPAL MONEY                        --              --      2,502,940      4,213,462
               MUNICIPAL SECURITIES TRUST            601           3,663      1,437,169      1,223,734

                                              LONG-TERM CAPITAL GAIN                  TOTAL
                                                    2003            2002           2003           2002
               CASH RESERVES                $         --   $          --   $  4,960,914   $ 13,654,658
               GOVERNMENT MONEY                       --              --      8,969,360     17,335,773
               HIGH INCOME                            --              --     22,129,548      6,861,462
               LIMITED MATURITY                       --              --      9,294,630     11,475,249
               MUNICIPAL MONEY                        --              --      2,502,940      4,213,462
               MUNICIPAL SECURITIES TRUST        199,702              --      1,637,472      1,227,397

               As of October 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                             UNDISTRIBUTED    UNDISTRIBUTED   UNDISTRIBUTED
                                                  ORDINARY       TAX-EXEMPT       LONG-TERM
                                                    INCOME           INCOME            GAIN
               CASH RESERVES                $      183,040   $           --   $          --
               GOVERNMENT MONEY                    568,742               --              --
               HIGH INCOME                         334,865               --              --
               LIMITED MATURITY                    462,654               --              --
               MUNICIPAL MONEY                          --          130,086              --
               MUNICIPAL SECURITIES TRUST           55,510           15,417         102,895

                                                UNREALIZED             LOSS
                                              APPRECIATION    CARRYFORWARDS
                                            (DEPRECIATION)    AND DEFERRALS           TOTAL
               CASH RESERVES                $           --   $           --   $     183,040
               GOVERNMENT MONEY                         --               --         568,742
               HIGH INCOME                      11,785,106      (14,543,644)     (2,423,673)
               LIMITED MATURITY                    922,021      (19,574,132)    (18,189,457)
               MUNICIPAL MONEY                          --           (6,798)        123,288
               MUNICIPAL SECURITIES TRUST        2,176,957               --       2,350,779

               The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, foreign bond bifurcation, timing differences of dividend payments, and amortization of bond premium.

          7 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

          8 FINANCIAL FUTURES CONTRACTS: High Income, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

               Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

               For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

               During the six months ended April 30, 2004, High Income and Municipal Securities Trust did not enter into any financial futures contracts. During the six months ended April 30, 2004, Limited Maturity entered into various financial futures contracts. At April 30, 2004, open positions in financial futures contracts for Limited Maturity were as follows:

               EXPIRATION           OPEN CONTRACTS           POSITION   UNREALIZED DEPRECIATION
               June 2004    75 U.S. Treasury Notes, 5 Year      Short                $  154,375

               At April 30, 2004, Limited Maturity had deposited $103,000 in U.S. Treasury Notes, 1.88%, due 1/31/06, in a segregated account to cover margin requirements on open financial futures contracts.

          9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

          10 SECURITY LENDING: High Income entered into a securities lending agreement with Bear Stearns Securities Corp. ("Bear Stearns") on December 26, 2002. Securities loans involve certain risks in the event Bear Stearns should default or fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom High Income makes security loans. High Income receives cash collateral equal to at least 102% of the current market value of the loaned securities. High Income invests the cash collateral in the N&B Securities Lending Quality Fund, LLC, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. High Income pays a fee to Bear Stearns with respect to the cash collateral that it receives and retains the income earned on the reinvestment of that cash collateral. High Income also receives payments from Bear Stearns equal to income earned on loaned securities during the time that they are on loan. Income earned on the securities loaned, if any, is reflected in the Statements of Operations under the caption Income from securities loaned-net.

          11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

          12 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

               NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

               Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income pays Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets.

               Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

               Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                          REIMBURSEMENT FROM
                                                                                                          MANAGEMENT FOR THE
                                                                EXPENSE    CONTRACTUAL/                     SIX MONTHS ENDED
               CLASS                                      LIMITATION(1)       VOLUNTARY   EXPIRATION(2)       APRIL 30, 2004
               CASH RESERVES INVESTOR CLASS                        0.65%    Contractual        10/31/07          $        --
               GOVERNMENT MONEY FUND INVESTOR CLASS                0.45%      Voluntary              --              663,778
               HIGH INCOME BOND FUND INVESTOR CLASS                1.00%    Contractual        10/31/07                   --
               LIMITED MATURITY BOND FUND INVESTOR CLASS           0.70%    Contractual        10/31/07               85,542
               LIMITED MATURITY BOND FUND TRUST CLASS              0.80%    Contractual        10/31/07               28,216
               MUNICIPAL SECURITIES TRUST INVESTOR CLASS           0.65%    Contractual        10/31/07               81,926

               (1) Expense limitation per annum of the respective class' average daily net assets.

               (2) For Government Money, this undertaking is terminated as of July 1, 2004.

               The Investor Classes of Cash Reserves, High Income, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended April 30, 2004, there was no reimbursement to Management. At April 30, 2004, contingent liabilities to Management under the agreement were as follows:

               CASH RESERVES INVESTOR CLASS                            $      --
               HIGH INCOME BOND FUND INVESTOR CLASS                           --
               LIMITED MATURITY BOND FUND INVESTOR CLASS                 204,550
               LIMITED MATURITY BOND FUND TRUST CLASS                    116,313
               MUNICIPAL SECURITIES TRUST INVESTOR CLASS                 332,104

               On October 31, 2003, Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to each Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Funds voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

               Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

               Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $1, $6, $2,768, $164, $511 and $213 for Cash
               Reserves, Government Money, High Income, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

               NOTE C--SECURITIES TRANSACTIONS:

               Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, and foreign currency contracts) for the six months ended April 30, 2004 were as follows:

                                                      PURCHASES OF      PURCHASES EXCLUDING
                                                   U.S. GOVERNMENT          U.S. GOVERNMENT
                                            AND AGENCY OBLIGATIONS   AND AGENCY OBLIGATIONS
               High Income                          $           --          $   518,962,000
               Limited Maturity                         99,196,000               23,568,000
               Municipal Securities Trust                       --                2,806,000

                                                                                  SALES AND
                                              SALES AND MATURITIES     MATURITIES EXCLUDING
                                                OF U.S. GOVERNMENT          U.S. GOVERNMENT
                                            AND AGENCY OBLIGATIONS   AND AGENCY OBLIGATIONS
               High Income                          $           --          $   358,448,000
               Limited Maturity                         93,460,000               23,478,000
               Municipal Securities Trust                       --                4,962,000

               All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term.

               During the six months ended April 30, 2004, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At April 30, 2004, open contracts were as follows:

                              CONTRACTS TO   IN EXCHANGE   SETTLEMENT                NET UNREALIZED
               SELL                DELIVER           FOR         DATE        VALUE     DEPRECIATION
               Euro Dollar         555,000    $  786,496      6/23/04   $  795,250         $  8,754

               NOTE D--FUND SHARE TRANSACTIONS:

               Share activity for the six months ended April 30, 2004 and for the year ended October 31, 2003 was as follows:

                               FOR THE SIX MONTHS ENDED APRIL 30, 2004

                                                    SHARES
                                                 ISSUED ON
                                              REINVESTMENT
                                              OF DIVIDENDS
               (000'S              SHARES              AND       SHARES
               OMITTED)              SOLD    DISTRIBUTIONS     REDEEMED         TOTAL
               CASH
               RESERVES:
               Investor Class     387,994              492     (427,752)      (39,266)

               GOVERNMENT
               MONEY:
               Investor Class     875,886              217     (708,315)      167,788

               HIGH
               INCOME:
               Investor Class      33,970            1,773      (20,400)       15,343

               LIMITED
               MATURITY:
               Investor Class       1,933              335       (3,991)       (1,723)
               Trust Class            460               63       (1,008)         (485)

                                FOR THE YEAR ENDED OCTOBER 31, 2003

                                                    SHARES
                                                 ISSUED ON
                                              REINVESTMENT
                                              OF DIVIDENDS
               (000'S              SHARES              AND       SHARES
               OMITTED)              SOLD    DISTRIBUTIONS     REDEEMED         TOTAL
               CASH
               RESERVES:
               Investor Class     673,876            1,517     (899,709)     (224,316)

               GOVERNMENT
               MONEY:
               Investor Class   1,592,662              631   (1,860,116)     (266,823)

               HIGH
               INCOME:
               Investor Class      58,726            2,153      (21,592)       39,287

               LIMITED
               MATURITY:
               Investor Class      48,587              744      (51,398)       (2,067)
               Trust Class          3,768              154       (4,600)         (678)

                               FOR THE SIX MONTHS ENDED APRIL 30, 2004

                                                    SHARES
                                                 ISSUED ON
                                              REINVESTMENT
                                              OF DIVIDENDS
               (000'S              SHARES              AND       SHARES
               OMITTED)              SOLD    DISTRIBUTIONS     REDEEMED         TOTAL
               MUNICIPAL
               MONEY:
               Investor Class     334,364               31     (330,977)        3,418

               MUNICIPAL
               SECURITIES
               TRUST:
               Investor Class         311               62         (623)         (250)

                                FOR THE YEAR ENDED OCTOBER 31, 2003
                                                    SHARES
                                                 ISSUED ON
                                              REINVESTMENT
                                              OF DIVIDENDS
               (000'S              SHARES              AND       SHARES
               OMITTED)              SOLD    DISTRIBUTIONS     REDEEMED         TOTAL
               MUNICIPAL
               MONEY:
               Investor Class     496,599               78     (619,029)     (122,352)

               MUNICIPAL
               SECURITIES
               TRUST:
               Investor Class       2,246              122       (2,010)          358

               NOTE E--LINE OF CREDIT:

               At April 30, 2004, High Income and Limited Maturity were two participants in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $150,000,000 at any particular time. High Income and Limited Maturity had no loans outstanding pursuant to this line of credit at April 30, 2004. During the six months ended April 30, 2004, High Income and Limited Maturity did not utilize this line of credit.

               NOTE F--UNAUDITED FINANCIAL INFORMATION:

               The financial information included in this interim report is taken from the records of each Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS CASH RESERVES

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                        SIX MONTHS ENDED
                                              APRIL 30,                          YEAR ENDED OCTOBER 31,
                                       ----------------     -----------------------------------------------------------------

                                                   2004          2003          2002          2001          2000          1999
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $         1.0000     $  1.0000     $  1.0001     $  1.0000     $  1.0000     $  1.0000
                                       ----------------     ---------     ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                      .0021         .0066         .0154         .0440         .0562         .0453
NET GAINS OR LOSSES ON SECURITIES                 .0000         .0000        (.0000)        .0001            --            --
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                  .0021         .0066         .0154         .0441         .0562         .0453
                                       ----------------     ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                       (.0021)       (.0066)       (.0154)       (.0440)       (.0562)       (.0453)
FROM NET CAPITAL GAINS                           (.0000)           --        (.0001)           --            --            --
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                              (.0021)       (.0066)       (.0155)       (.0440)       (.0562)       (.0453)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD         $         1.0000     $  1.0000     $  1.0000     $  1.0001     $  1.0000     $  1.0000
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN++                                     +.22%**       +.66%        +1.56%        +4.49%        +5.76%        +4.63%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                        $          578.4     $   617.7     $   842.0     $ 1,116.0     $ 1,324.8     $ 1,104.2
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                       .63%*         .59%          .60%          .55%          .60%          .61%
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS                                        .63%*         .59%          .60%          .55%          .60%          .61%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                      .43%*         .68%         1.54%         4.59%         5.61%         4.55%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS GOVERNMENT MONEY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                        SIX MONTHS ENDED
                                              APRIL 30,                          YEAR ENDED OCTOBER 31,
                                       ----------------     -----------------------------------------------------------------

                                                   2004          2003          2002          2001          2000          1999
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $         1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0001
                                       ----------------     ---------     ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                      .0026         .0078         .0149         .0423         .0509         .0406
NET GAINS OR LOSSES ON SECURITIES                 .0000         .0000         .0000            --            --            --
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                  .0026         .0078         .0149         .0423         .0509         .0406
                                       ----------------     ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                       (.0026)       (.0078)       (.0149)       (.0423)       (.0509)       (.0406)
FROM NET CAPITAL GAINS                           (.0000)       (.0000)       (.0000)           --            --        (.0001)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                              (.0026)       (.0078)       (.0149)       (.0423)       (.0509)       (.0407)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD         $         1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN++                                     +.26%**       +.78%        +1.50%        +4.31%        +5.22%        +4.14%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                        $        1,246.1     $ 1,078.3     $ 1,345.2     $   571.9     $   303.8     $   653.4
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                       .45%*         .45%          .47%          .59%          .67%          .60%
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS                                        .45%*~        .45%~         .47%~         .59%          .67%          .60%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                      .52%*         .78%         1.45%         3.92%         4.99%         4.08%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS HIGH INCOME BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

                                 SIX MONTHS ENDED      YEAR ENDED     TEN MONTHS ENDED
INVESTOR CLASS***                       APRIL 30,     OCTOBER 31,          OCTOBER 31,
                                 ----------------      ----------     ----------------

                                             2004           2003                 2002L
                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $           9.25     $      8.81     $           9.03
                                 ----------------     -----------     ----------------

INCOME FROM INVESTMENT
  OPERATIONS
NET INVESTMENT INCOME
  (LOSS)                                      .29             .60                  .52Y
NET GAINS OR LOSSES ON
  SECURITIES (BOTH REALIZED
  AND UNREALIZED)                             .06             .44                 (.21)Y
                                 ----------------     -----------     ----------------
TOTAL FROM INVESTMENT
  OPERATIONS                                  .35            1.04                  .31
                                 ----------------     -----------     ----------------

LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                   (.29)           (.60)                (.53)
IN EXCESS OF NET INVESTMENT
  INCOME                                       --              --                   --
FROM NET CAPITAL GAINS                         --              --                   --
                                 ----------------     -----------     ----------------
TOTAL DISTRIBUTIONS                          (.29)           (.60)                (.53)
                                 ----------------     -----------     ----------------
NET ASSET VALUE, END OF
  PERIOD                         $           9.31     $      9.25     $           8.81
                                 ----------------     -----------     ----------------
TOTAL RETURN++                              +3.80%**       +12.14%               +3.52%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                  $          665.8     $     519.7     $          148.6
RATIO OF GROSS EXPENSES TO
  AVERAGE NET ASSETS#                         .91%*           .90%                1.00%*
RATIO OF NET EXPENSES TO
  AVERAGE NET ASSETS                          .91%*           .90%~~~             1.00%*~
RATIO OF NET INVESTMENT
  INCOME (LOSS) TO AVERAGE
  NET ASSETS                                 6.20%*          6.54%                6.96%*Y
PORTFOLIO TURNOVER RATE                        54%            148%                  95%~~

INVESTOR CLASS***                            YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------

                                      2001         2000         1999         1998
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $    8.90    $    9.22    $    9.57    $   10.11
                                 ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT
  OPERATIONS
NET INVESTMENT INCOME
   (LOSS)                              .69          .75          .74          .84
NET GAINS OR LOSSES ON
  SECURITIES (BOTH REALIZED
  AND UNREALIZED)                      .12         (.33)        (.35)        (.48)
                                 ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT
  OPERATIONS                           .81          .42          .39          .36
                                 ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME            (.68)        (.74)        (.74)        (.86)
IN EXCESS OF NET INVESTMENT
  INCOME                                --           --           --         (.00)
FROM NET CAPITAL GAINS                  --           --           --         (.04)
                                 ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                   (.68)        (.74)        (.74)        (.90)
                                 ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF
  PERIOD                         $    9.03    $    8.90    $    9.22    $    9.57
                                 ---------    ---------    ---------    ---------
TOTAL RETURN++                       +9.27%       +4.81%       +4.20%       +3.61%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                  $    92.8    $    60.3    $    66.2    $    85.7
RATIO OF GROSS EXPENSES TO
  AVERAGE NET ASSETS#                 1.00%        1.00%        1.00%        1.00%
RATIO OF NET EXPENSES TO
  AVERAGE NET ASSETS                  1.00%~       1.00%~       1.00%~       1.00%~
RATIO OF NET INVESTMENT
  INCOME (LOSS) TO AVERAGE
  NET ASSETS                          7.54%        8.15%        7.72%        8.50%
PORTFOLIO TURNOVER RATE                 85%          63%         103%         110%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS LIMITED MATURITY BOND FUND

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

                                       SIX MONTHS ENDED
INVESTOR CLASS+                               APRIL 30,                          YEAR ENDED OCTOBER 31,
                                       ----------------     -----------------------------------------------------------------

                                                   2004          2003          2002          2001          2000          1999
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $           9.61     $    9.65     $    9.78     $    9.31     $    9.51     $    9.91
                                       ----------------     ---------     ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                        .12           .28           .43Y          .58           .61           .59
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                   (.07)          .03          (.11)##Y       .47          (.20)         (.40)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                    .05           .31           .32          1.05           .41           .19
                                       ----------------     ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                         (.17)         (.35)         (.45)         (.58)         (.58)         (.59)
TAX RETURN OF CAPITAL                                --            --            --            --          (.03)           --
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                                (.17)         (.35)         (.45)         (.58)         (.61)         (.59)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD         $           9.49     $    9.61     $    9.65     $    9.78     $    9.31     $    9.51
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN++                                     +.56%**      +3.23%        +3.42%       +11.62%        +4.47%        +1.98%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                        $          180.6     $   199.4     $   220.3     $   204.8     $   167.9     $   227.0
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                       .70%*         .70%          .70%          .70%          .70%          .70%
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS~                                       .70%*         .70%          .70%          .70%          .70%          .70%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                     2.58%*        2.88%         4.44%Y        6.05%         6.43%         5.98%
PORTFOLIO TURNOVER RATE                              57%          129%          140%          147%          105%          102%

                                       SIX MONTHS ENDED
TRUST CLASS+                                  APRIL 30,                          YEAR ENDED OCTOBER 31,
                                       ----------------     -----------------------------------------------------------------

                                                   2004          2003          2002          2001          2000          1999
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $           9.15     $    9.20     $    9.32     $    8.88     $    9.06     $    9.45
                                       ----------------     ---------     ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS

NET INVESTMENT INCOME (LOSS)                        .11           .26           .40Y          .55           .57           .56
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                   (.06)          .01         (.10)##Y        .44          (.18)         (.39)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                    .05           .27           .30           .99           .39           .17
                                       ----------------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                         (.16)         (.32)         (.42)         (.55)         (.54)         (.55)
IN EXCESS OF NET INVESTMENT INCOME                   --            --            --            --            --          (.01)
TAX RETURN OF CAPITAL                                --            --            --            --          (.03)           --
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                                (.16)         (.32)         (.42)         (.55)         (.57)         (.56)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD         $           9.04     $    9.15     $    9.20     $    9.32     $    8.88     $    9.06
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN++                                     +.56%**      +3.00%        +3.35%       +11.41%        +4.50%        +1.86%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                        $           31.7     $    36.5     $    42.9     $    38.1     $    26.9     $    41.5
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                       .80%*         .80%          .80%          .80%          .80%          .81%
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS~                                       .80%*         .80%          .80%          .80%          .80%          .80%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                     2.48%*        2.80%         4.31%Y        5.95%         6.34%         5.87%
PORTFOLIO TURNOVER RATE                              57%          129%          140%          147%          105%          102%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS MUNICIPAL MONEY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                       SIX MONTHS ENDED
INVESTOR CLASS+                               APRIL 30,                          YEAR ENDED OCTOBER 31,
                                       ----------------     -----------------------------------------------------------------

                                                   2004          2003          2002          2001          2000          1999
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $          .9998     $   .9998     $   .9998     $   .9997     $   .9998     $   .9997
                                       ----------------     ---------     ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                      .0019         .0050         .0092         .0269         .0336         .0256
NET GAINS OR LOSSES ON SECURITIES                    --            --            --         .0001##          --         .0001
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                  .0019         .0050         .0092         .0270         .0336         .0257
                                       ----------------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                       (.0019)       (.0050)       (.0092)       (.0269)       (.0336)       (.0256)
FROM NET CAPITAL GAINS                               --            --            --            --        (.0001)           --
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                              (.0019)       (.0050)       (.0092)       (.0269)       (.0337)       (.0256)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD         $          .9998     $   .9998     $   .9998     $   .9998     $   .9997     $   .9998
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN++                                     +.19%**       +.50%         +.93%        +2.72%        +3.41%        +2.59%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                        $          414.3     $   410.9     $   533.3     $   455.2     $   255.5     $   293.8
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                       .63%*         .61%          .62%          .61%          .68%          .68%
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS                                        .63%*         .61%          .62%          .60%          .67%          .67%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                      .39%*         .50%          .92%         2.60%         3.33%         2.58%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS MUNICIPAL SECURITIES TRUST

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

                                       SIX MONTHS ENDED
INVESTOR CLASS+                               APRIL 30,                          YEAR ENDED OCTOBER 31,
                                       ----------------     -----------------------------------------------------------------

                                                   2004          2003          2002          2001          2000          1999
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $          11.86     $   11.80     $   11.62     $   11.00     $   10.78     $   11.34
                                       ----------------     ---------     ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                        .20           .40           .43           .45           .46           .45
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                   (.18)          .12           .18           .62           .22          (.56)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                    .02           .52           .61          1.07           .68          (.11)
                                       ----------------     ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                         (.20)         (.40)         (.43)         (.45)         (.46)         (.45)
FROM NET CAPITAL GAINS                             (.05)         (.06)           --            --            --            --
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                                (.25)         (.46)         (.43)         (.45)         (.46)         (.45)
                                       ----------------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD         $          11.63     $   11.86     $   11.80     $   11.62     $   11.00     $   10.78
                                       ----------------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN++                                     +.15%**      +4.50%        +5.35%        +9.89%        +6.46%        -1.03%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
  (IN MILLIONS)                        $           38.6     $    42.3     $    37.9     $    32.8     $    28.7     $    35.0
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                       .65%*         .65%          .65%          .66%          .66%          .66%
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS~                                       .65%*         .65%          .65%          .65%          .65%          .65%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                     3.42%*        3.37%         3.67%         3.96%         4.22%         4.03%
PORTFOLIO TURNOVER RATE                               7%           12%           17%           26%           37%           17%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS INCOME FUNDS

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Cash Reserves and Municipal Money), total return would have been lower if Management had not reimbursed certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

~ After reimbursement of expenses by the investment manager. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                            SIX MONTHS ENDED
                                                   APRIL 30,            YEAR ENDED OCTOBER 31,
                                                        2004    2003     2002     2001    2000    1999
GOVERNMENT MONEY FUND INVESTOR CLASS                     .56%    .57%     .55%      --      --      --
LIMITED MATURITY BOND FUND INVESTOR CLASS                .79%    .74%     .73%     .74%    .76%    .72%
LIMITED MATURITY BOND FUND TRUST CLASS                   .97%    .93%     .92%    1.01%   1.26%   1.12%
MUNICIPAL SECURITIES TRUST INVESTOR CLASS               1.06%    .98%    1.10%    1.07%   1.22%   1.07%

                                            TEN MONTHS ENDED
                                                 OCTOBER 31,       YEAR ENDED DECEMBER 31,
                                                        2002    2001     2000     1999    1998
HIGH INCOME BOND FUND INVESTOR CLASS                    1.31%   1.15%    1.18%    1.15%   1.15%

~~~ After reimbursement of expenses previously paid by the investment manager. Had the investment manager not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                     YEAR ENDED
                                                                    OCTOBER 31,
                                                                           2003
HIGH INCOME BOND FUND INVESTOR CLASS                                        .90%

~~ Portfolio turnover excludes purchases and sales of securities by Neuberger Berman High Yield Bond Fund prior to the merger date.

*    Annualized.

**   Not annualized.

@ The per share amounts which are shown for the periods ended October 31, 2001 (October 31, 2002 for High Income) and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.

L Effective after the close of business on September 6, 2002, Neuberger Berman Management Inc. succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

Y For fiscal years ended after October 31, 2001, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended October 31, 2002, the per share amounts and ratios shown decreased or increased as follows:

                                                                    TEN MONTHS
                                                             ENDED OCTOBER 31,
HIGH INCOME BOND FUND INVESTOR CLASS                                      2002
NET INVESTMENT INCOME                                                     (.01)
NET GAINS OR LOSSES ON SECURITIES                                          .01
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      (.19%)

                                                                    YEAR ENDED
                                                                   OCTOBER 31,
LIMITED MATURITY BOND FUND INVESTOR CLASS                                 2002
NET INVESTMENT INCOME                                                     (.02)
NET GAINS OR LOSSES ON SECURITIES                                          .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      (.26%)

                                                                    YEAR ENDED
                                                                   OCTOBER 31,
LIMITED MATURITY BOND FUND TRUST CLASS                                    2002
NET INVESTMENT INCOME                                                     (.02)
NET GAINS OR LOSSES ON SECURITIES                                          .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      (.26%)

*** The financial highlights for the periods ended December 31, 2001 and prior are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

DIRECTORY

          INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
          Neuberger Berman Management Inc.
          605 Third Avenue 2nd Floor
          New York, NY 10158-0180
          800.877.9700 or 212.476.8800
          Institutional Services 800.366.6264

          SUB-ADVISER
          Neuberger Berman, LLC
          605 Third Avenue
          New York, NY 10158-3698

          CUSTODIAN AND SHAREHOLDER SERVICING AGENT
          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

          FOR INVESTOR CLASS SHAREHOLDERS
          ADDRESS CORRESPONDENCE TO:
          Neuberger Berman Funds
          Boston Service Center
          P.O. Box 8403
          Boston, MA 02266-8403
          800.877.9700 or 212.476.8800

          FOR TRUST CLASS SHAREHOLDERS
          ADDRESS CORRESPONDENCE TO:
          Neuberger Berman Management Inc.
          605 Third Avenue 2nd Floor
          New York, NY 10158-0180
          Attn: Institutional Services
          800.366.6264

          LEGAL COUNSEL
          Kirkpatrick & Lockhart LLP
          1800 Massachusetts Avenue, NW
          2nd Floor
          Washington, DC 20036-1221

TRUSTEES AND OFFICERS (UNAUDITED)

The following tables set forth information concerning the Trustees and officers of the Trust. All persons named as Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                        FUND COMPLEX
                             LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)         TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

John Cannon (74)             Trustee since   Consultant. Formerly, Chairman and         38       Independent Trustee or Director of
                             1994            Chief Investment Officer, CDC                       three series of OppenheimerFunds:
                                             Investment Advisors (registered                     Limited Term New York Municipal
                                             investment adviser) (1993-January                   Fund, Rochester Fund Municipals,
                                             1999); prior thereto, President and                 and Oppenheimer Convertible
                                             Chief Executive Officer, AMA                        Securities Fund since 1992.
                                             Investment Advisors, an affiliate
                                             of the American Medical
                                             Association.

Faith Colish (68)            Trustee since   Counsel, Carter Ledyard & Milburn          38       Director, American Bar Retirement
                             2000            LLP (law firm) since October 2002;                  Association (ABRA) since 1997
                                             formerly, Attorney at Law and                       (not-for-profit membership
                                             President, Faith Colish, A                          association).
                                             Professional Corporation, 1980 to
                                             2002.

Walter G. Ehlers (71)        Trustee since   Consultant; Retired President and          38       None.
                             2000            Trustee, Teachers Insurance &
                                             Annuity (TIAA) and College
                                             Retirement Equities Fund (CREF).

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                        FUND COMPLEX
                             LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)         TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (66)          Trustee since   Consultant, C.A. Harvey Associates         38       Formerly, Member, Individual
                             2000            since June 2001; formerly,                          Investors Advisory Committee to the
                                             Director, AARP, 1978 to December                    New York Stock Exchange Board of
                                             2001.                                               Directors, 1998 to June 2002;
                                                                                                 President, Board of Associates to
                                                                                                 The National Rehabilitation
                                                                                                 Hospital's Board of Directors since
                                                                                                 2002; Member, American Savings
                                                                                                 Education Council's Policy Board
                                                                                                 (ASEC), 1998-2000; Member,
                                                                                                 Executive Committee, Crime
                                                                                                 Prevention Coalition of America,
                                                                                                 1997-2000.

Barry Hirsch (71)            Trustee since   Attorney at Law. Formerly, Senior          38       None.
                             1993            Counsel, Loews Corporation
                                             (diversified financial corporation)
                                             May 2002 until April 2003;
                                             formerly, Senior Vice President,
                                             Secretary and General Counsel,
                                             Loews Corporation.

Robert A. Kavesh (76)        Trustee since   Marcus Nadler Professor of Finance         38       Director, DEL Laboratories, Inc.
                             1993            and Economics Emeritus, New York                    (cosmetics and pharmaceuticals)
                                             University Stern School of                          since 1978; Director, The Caring
                                             Business.                                           Community (not-for-profit).


                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                        FUND COMPLEX
                             LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)         TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (67)        Trustee since   Retired. Formerly, Vice President          38       Director, WHX Corporation (holding
                             2000            and Special Counsel, WHX                            company) since August 2002;
                                             Corporation (holding company)                       Director, Webfinancial Corporation
                                             1993-2001.                                          (holding company) since December
                                                                                                 2002; Director, State Theatre of
                                                                                                 New Jersey (not-for-profit theater)
                                                                                                 since 2000; formerly, Director,
                                                                                                 Kevlin Corporation (manufacturer of
                                                                                                 microwave and other products).

William E. Rulon (71)        Trustee since   Retired. Senior Vice President,            38       Director, Pro-Kids Golf and
                             1993            Foodmaker, Inc. (operator and                       Learning Academy (teach golf and
                                             franchiser of restaurants) until                    computer usage to "at risk"
                                             January 1997.                                       children) since 1998; formerly,
                                                                                                 Director, Prandium, Inc.
                                                                                                 (restaurants) from March 2001 until
                                                                                                 July 2002.

Cornelius T. Ryan (72)       Trustee since   Founding General Partner, Oxford           38       Director, Capital Cash Management
                             2000            Partners and Oxford Bioscience                      Trust (money market fund),
                                             Partners (venture capital                           Narragansett Insured Tax-Free
                                             partnerships) and President, Oxford                 Income Fund, Rocky Mountain Equity
                                             Venture Corporation.                                Fund, Prime Cash Fund, several
                                                                                                 private companies and QuadraMed
                                                                                                 Corporation (NASDAQ).

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                        FUND COMPLEX
                             LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)         TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)         Trustee since   General Partner, Seip Investments          38       Director, H&R Block, Inc.
                             2000            LP (a private investment                            (financial services company) since
                                             partnership); formerly, President                   May 2001; Director, Forward
                                             and CEO, Westaff, Inc. (temporary                   Management, Inc. (asset management)
                                             staffing), May 2001 to January                      since 2001; formerly, Director,
                                             2002; Senior Executive at the                       General Magic (voice recognition
                                             Charles Schwab Corporation from                     software) November 2001 until 2002;
                                             1983 to 1999; including Chief                       Director, E-Finance Corporation
                                             Executive Officer, Charles Schwab                   (credit decisioning services)
                                             Investment Management, Inc. and                     1999-2003; Director, Save-Daily.com
                                             Trustee, Schwab Family of Funds and                 (micro investing services)
                                             Schwab Investments from 1997 to                     1999-2003; Director, Offroad
                                             1998 and Executive Vice                             Capital Inc. (pre-public internet
                                             President-Retail Brokerage, Charles                 commerce company).
                                             Schwab Investment Management from
                                             1994 to 1997.

Candace L. Straight (56)     Trustee since   Private investor and consultant            38       Director, The Proformance Insurance
                             1993            specializing in the insurance                       Company (personal lines property
                                             industry; formerly, Advisory                        and casualty insurance company)
                                             Director, Securitas Capital LLC (a                  since March 2004; Director,
                                             global private equity investment                    Providence Washington (property and
                                             firm dedicated to making                            casualty insurance company) since
                                             investments in the insurance                        December 1998; Director, Summit
                                             sector) 1998 until December 2002.                   Global Partners (insurance
                                                                                                 brokerage firm) since October 2000.

Peter P. Trapp (59)          Trustee since   Regional Manager for Atlanta               38       None.
                             2000            Region, Ford Motor Credit Company
                                             since August 1997; formerly,
                                             President, Ford Life Insurance
                                             Company, April 1995 until August
                                             1997.

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                        FUND COMPLEX
                             LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)         TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED
PERSONS"

Edward I. O'Brien* (75)      Trustee since   Formerly, Member, Investment Policy        38       Director, Legg Mason, Inc.
                             2000            Committee, Edward Jones, 1993-2001;                 (financial services holding
                                             President, Securities Industry                      company) since 1993; formerly,
                                             Association ("SIA") (securities                     Director, Boston Financial Group
                                             industry's representative in                        (real estate and tax shelters)
                                             government relations and regulatory                 1993-1999.
                                             matters at the federal and state
                                             levels) from 1974-1992; Adviser to
                                             SIA, November 1992-November 1993.

Jack L. Rivkin* (63)         President and   Executive Vice President and Chief         38       Director, Dale Carnegie and
                             Trustee since   Investment Officer, Neuberger                       Associates, Inc. (private company)
                             December 2002   Berman Inc. (holding company) since                 since 1998; Director, Emagin Corp.
                                             2002 and 2003, respectively;                        (public company) since 1997;
                                             Executive Vice President and Chief                  Director, Solbright, Inc. (private
                                             Investment Officer, Neuberger                       company) since 1998; Director,
                                             Berman since 2002 and 2003,                         Infogate, Inc. (private company)
                                             respectively; Director and                          since 1997.
                                             Chairman, NB Management since
                                             December 2002; formerly, Executive
                                             Vice President, Citigroup
                                             Investments, Inc. from September
                                             1995 to February 2002; Executive
                                             Vice President, Citigroup Inc. from
                                             September 1995 to February 2002.

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                        FUND COMPLEX
                             LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)         TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (44)       Chairman of     Executive Vice President, Neuberger        38       Director, Neuberger Berman Inc.
                             the Board,      Berman Inc. (holding company) since                 (holding company) from October 1999
                             Chief           1999; Head of Neuberger Berman                      through March 2003; President and
                             Executive       Inc.'s Mutual Funds and                             Director, NB Management since 1999;
                             Officer and     Institutional Business since 1999;                  Director and Vice President,
                             Trustee since   Executive Vice President, Neuberger                 Neuberger & Berman Agency, Inc.
                             2000            Berman since 1999; Principal,                       since 2000.
                             President and   Neuberger Berman from 1997 until
                             Chief           1999; Senior Vice President, NB
                             Executive       Management from 1996 until 1999.
                             Officer from
                             1999 to 2000

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds for which NB Management serves as investment manager.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                            POSITION AND
  NAME, AGE, AND ADDRESS (1)           LENGTH OF TIME SERVED (2)                   PRINCIPAL OCCUPATION(S) (3)
-----------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (47)          Secretary since 1985                 Vice President-Mutual Fund Board Relations, NB
                                                                      Management since 2000; Vice President, Neuberger Berman
                                                                      since 2002 and employee since 1999; Vice President, NB
                                                                      Management from 1986 to 1999; Secretary, eleven
                                                                      registered investment companies for which NB Management
                                                                      acts as investment manager and administrator (four
                                                                      since 2002, three since 2003, and one since 2004).

Robert Conti (47)                Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                      Vice President, Neuberger Berman from 1999 until 2003;
                                                                      Senior Vice President, NB Management since 2000;
                                                                      Controller, NB Management until 1996; Treasurer, NB
                                                                      Management from 1996 until 1999; Vice President, eleven
                                                                      registered investment companies for which NB Management
                                                                      acts as investment manager and administrator (three
                                                                      since 2000, four since 2002, three since 2003, and one
                                                                      since 2004).

Brian P. Gaffney (50)            Vice President since 2000            Managing Director, Neuberger Berman since 1999; Senior
                                                                      Vice President, NB Management since 2000; Vice
                                                                      President, NB Management from 1997 until 1999; Vice
                                                                      President, eleven registered investment companies for
                                                                      which NB Management acts as investment manager and
                                                                      administrator (three since 2000, four since 2002, three
                                                                      since 2003, and one since 2004).

Sheila R. James (38)             Assistant Secretary since 2002       Employee, Neuberger Berman since 1999; Employee, NB
                                                                      Management from 1991 to 1999; Assistant Secretary,
                                                                      eleven registered investment companies for which NB
                                                                      Management acts as investment manager and administrator
                                                                      (seven since 2002, three since 2003, and one since
                                                                      2004).

Kevin Lyons (48)                 Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; Employee, NB
                                                                      Management from 1993 to 1999; Assistant Secretary,
                                                                      eleven registered investment companies for which NB
                                                                      Management acts as investment manager and administrator
                                                                      (ten since 2003 and one since 2004).

                                            POSITION AND
  NAME, AGE, AND ADDRESS (1)           LENGTH OF TIME SERVED (2)                   PRINCIPAL OCCUPATION(S) (3)
-----------------------------------------------------------------------------------------------------------------------------
John M. McGovern (34)            Assistant Treasurer since 2002       Vice President, Neuberger Berman since 2004; Employee,
                                                                      NB Management since 1993; Assistant Treasurer, eleven
                                                                      registered investment companies for which NB Management
                                                                      acts as investment manager and administrator (seven
                                                                      since 2002, three since 2003, and one since 2004).

Barbara Muinos (45)              Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                                 and Accounting Officer since         Vice President, NB Management from 1993 to 1999;
                                 2002                                 Treasurer and Principal Financial and Accounting
                                                                      Officer, eleven registered investment companies for
                                                                      which NB Management acts as investment manager and
                                                                      administrator (seven since 2002, three since 2003, and
                                                                      one since 2004); Assistant Treasurer, three registered
                                                                      investment companies for which NB Management acts as
                                                                      investment manager and administrator from 1996 until
                                                                      2002.

Frederic B. Soule (57)           Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                      Vice President, Neuberger Berman from 1999 until 2003;
                                                                      Vice President, NB Management from 1995 until 1999;
                                                                      Vice President, eleven registered investment companies
                                                                      for which NB Management acts as investment manager and
                                                                      administrator (three since 2000, four since 2002, three
                                                                      since 2003, and one since 2004).

Trani Jo Wyman (34)              Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                      Treasurer, eleven registered investment companies for
                                                                      which NB Management acts as investment manager and
                                                                      administrator (seven since 2002, three since 2003, and
                                                                      one since 2004).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Beginning September 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website at www.nb.com [http://www.nb.com].

                   This page has been left blank intentionally

                                                [NEUBERGER BERMAN LOGO]
                                                A LEHMAN BROTHERS COMPANY

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue 2nd Floor
                                                New York, NY 10158-0180
                                                SHAREHOLDER SERVICES
                                                800.877.9700
                                                INSTITUTIONAL SERVICES
                                                800.366.6264
Statistics and projections in this
report are derived from sources deemed          www.nb.com
to be reliable but cannot be regarded as
a representation of future results of
the Funds. This report is prepared for
the general information of shareholders
and is not an offer of shares of the
Funds. Shares are sold only through the
currently effective prospectus, which
must precede or accompany this report.          [RECYCLED SYMBOL] B0524 06/04

Semi-Annual Report                                     [NEUBERGER BERMAN LOGO]
April 30, 2004                                         A LEHMAN BROTHERS COMPANY

                                Neuberger Berman

                                INCOME FUNDS(R)

TRUST CLASS SHARES                                       Institutional Cash Fund

INSTITUTIONAL CLASS SHARES                               Strategic Income Fund

CONTENTS
--------

          THE FUNDS

          CHAIRMAN'S LETTER                               2

          PORTFOLIO COMMENTARY/
            PERFORMANCE HIGHLIGHTS
          Institutional Cash Fund                         3
          Strategic Income Fund                           4

          SCHEDULE OF INVESTMENTS
          Institutional Cash Fund                         7
          Strategic Income Fund                           9

          FINANCIAL STATEMENTS                           18

          FINANCIAL HIGHLIGHTS
            PER SHARE DATA
          Institutional Cash Fund                        29
          Strategic Income Fund                          30

          DIRECTORY                                      32

          TRUSTEES AND OFFICERS                          33

          PROXY VOTING POLICIES
            AND PROCEDURES                               41

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2004 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER
-----------------

[PHOTO OF PETER SUNDMAN]

          DEAR FELLOW SHAREHOLDER,

          I am pleased to present to you this semi-annual report of the Neuberger Berman Institutional Cash Fund and the Neuberger Berman Strategic Income Fund for the period ending April 30, 2004. The report includes portfolio commentary, a listing of the Funds' investments, and their financial statements for the reporting period.

          The bond market overall generated positive returns over the reporting period. We took advantage of this strength to realize profits and lower the risk in our income-oriented portfolios. In our opinion, the significant fixed-income gains of the past few years are unlikely to be repeated soon, and it is incumbent upon us to guard against potential losses if conditions reverse. In the event that the bull market in bonds has run its course, we have taken precautions to lower duration and raise corporate credit quality. Generally speaking, we have "battened down the hatches."

          The interest rate environment remains low, but improving economic conditions lead us to believe that the risk of rising interest rates remains high. Therefore, we will proceed with caution, patience, and vigilance to protect our shareholders' assets. If we're wrong, our returns may not be as high as funds that take on greater risk, but we prefer to err on the side of safety with our clients' hard-earned assets.

          Thank you for your confidence in Neuberger Berman. We will continue to do our best to keep earning it.

          Sincerely,

                                /s/ Peter Sundman

                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                          NEUBERGER BERMAN INCOME FUNDS

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

INSTITUTIONAL CASH FUND Portfolio Commentary
--------------------------------------------

          For the six months ended April 30, 2004, the Neuberger Berman Institutional Cash Fund returned 0.39% compared to the Money Fund Report Taxable First Tier Institutional Average's 0.36%.

          Through the first five months of this six-month reporting period, the money markets remained largely unchanged, with rates near 45-year lows and a relatively flat yield curve. Then on April 2, 2004, a surprisingly strong March jobs report was released and investors became convinced the Federal Reserve would begin hiking short-term interest rates this summer. The yield curve steepened immediately. At the beginning of fiscal 2004, the one-month LIBOR Rate (London InterBank Offered Rate) was 1.12% and the 12-month rate was 1.48% -- a narrow 36 basis point spread. This spread remained quite narrow through the end of March. By the end of April, the LIBOR spread had increased to 73 basis points as securities in the longer end of the money market maturity spectrum came under pressure.

          We entered fiscal 2004 defensively postured, with a weighted average maturity of 52.7 days. We made modest adjustments over the next five months, but the portfolio's average maturity remained in the lower half of our range. When the surprisingly strong March jobs report was released, we elected to remain defensive -- keeping the portfolio positioned at a point in the yield curve providing respectable yield and moderate interest rate risk.

          Increasing the allocation to corporate commercial paper and certificates of deposit, and substantially decreasing the allocation to Agency securities were the primary shifts in sector allocation during this reporting period. We reduced our exposure to Agencies because we feared that the ongoing negative publicity surrounding Freddie Mac and Fannie Mae could pressure other Agency securities. Since sector spreads were quite narrow, we were able make these allocation shifts without sacrificing credit quality or giving up yield.

          Going forward, we will likely remain defensively positioned, waiting to evaluate the impact any change in Federal Reserve monetary policy has on the money markets. When opportunities present themselves in the market, we will strive to be positioned to take advantage of them.

          Sincerely,

                                            /s/ Cynthia Damian
                   /s/ Ted Giuliano          /s/ Alyssa Juros
                     TED GIULIANO           CYNTHIA DAMIAN AND
                  PORTFOLIO MANAGER            ALYSSA JUROS
                                                 PORTFOLIO
                                            ASSOCIATE MANAGERS

          ----------------------------------------------------------------------

          PERFORMANCE HIGHLIGHTS
          NEUBERGER BERMAN INSTITUTIONAL CASH FUND (1)

                                                        INCEPTION DATE            FOR THE 7 DAYS ENDED 4/30/04
                                                                        CURRENT YIELD (2)  EFFECTIVE YIELD (2)
          TRUST CLASS                                       05/08/2000              0.75%                0.75%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com/performance.

          AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The composition, industries and holdings of the fund are subject to change. investment return will fluctuate. Past performance is no guarantee of future results.

STRATEGIC INCOME FUND Portfolio Commentary
------------------------------------------

          We are pleased to report that for the six months ended April 30, 2004, the Neuberger Berman Strategic Income Fund returned 2.93% compared to the Lehman Brothers U.S. Aggregate Bond Index, which returned 1.25%. Since its inception on July 11, 2003, the Fund returned 4.94% compared to a return of 0.51% for the Lehman Aggregate Bond Index.

          The Fund's performance over the past six months, and since its inception, demonstrates the benefits of investing in a diversified portfolio of income-producing securities. Through diversification beyond traditional fixed-income asset classes, the Fund provided shareholders with returns well above the broader bond market, as measured by the Lehman Aggregate Bond Index, without taking on greater risk, in our opinion. We believe that our ability to strategically and tactically adjust our mix of investments provides the flexibility to pursue the long-term return potential of better performing income-producing market sectors.

          At the end of this reporting period, we had invested 19.6% of the Fund's total net assets in the core area of U.S. Treasury issues, agency obligations, and mortgage-backed securities. Our largest holding outside of this area was in corporate bonds, which accounted for 31.8% of net assets. The Fund held 24.2% of its net assets in common and preferred stocks (including REIT securities) and 16.5% in foreign securities. Cash and cash equivalents accounted for 6.4% of net assets and convertible debt represented 1.5% of net assets.

          In terms of credit quality, we maintained a core of the highest-quality triple-A or government bonds, representing 42.5% of the fixed-income portion of the portfolio, while higher-yielding below investment grade bonds represented 34.0% of the fixed-income portion. We believe this represents moderate, but not excessive risk, which helps enable the portfolio to achieve its high-income goal.

          Although the Federal Reserve Board has held interest rates steady, it has been hinting that the risks to the economy, such as higher inflation, are more heavily weighted to the upside. In this environment, we believe that the Fund, with its exposure to non-traditional fixed-income and income-related securities, is better positioned against potentially higher interest rates than an all-bond portfolio.

          We hope that the Neuberger Berman Strategic Income Fund will become a core holding of your portfolio. We believe our conservative investing philosophy and disciplined investment process will benefit you with superior income without undue risk to principal, in both the near and long term.

          Sincerely,

                     NEUBERGER BERMAN STRATEGIC INCOME FUND
                           ASSET ALLOCATION COMMITTEE

          ----------------------------------------------------------------------

          PERFORMANCE HIGHLIGHTS
          NEUBERGER BERMAN STRATEGIC INCOME FUND (1)

                                                                                SIX MONTH           CUMULATIVE
                                                                             PERIOD ENDED         TOTAL RETURN
                                                        INCEPTION DATE          4/30/2004      SINCE INCEPTION
          INSTITUTIONAL CLASS                               07/11/2003              2.93%                4.94%

          PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

          CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

The 30-day SEC Yield of the Institutional Class shares was 3.56% for the period ending April 30, 2004.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

ENDNOTES
--------

          (1) Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Neuberger Berman Institutional Cash Fund and Neuberger Berman Strategic Income Fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of each Fund are limited to 0.41% and 0.85%, respectively, of average daily net assets. Each undertaking lasts until October 31, 2007. Each Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the six months ended April 30, 2004 there was no reimbursement of expenses by Management to Neuberger Berman Institutional Cash Fund. For Neuberger Berman Strategic Income Fund, if this reimbursement was not made, performance would be lower.

          (2) "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results.

          (3) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in the Fund will fluctuate.

GLOSSARY OF INDICES
-------------------

          THE MONEY FUND REPORT TAXABLE FIRST TIER  Measures the performance of institutional money market
                            INSTITUTIONAL AVERAGE:  mutual funds which invest in anything allowable, except
                                                    Second Tier Commercial Paper. Investors cannot invest
                                                    directly in the Average.

             LEHMAN BROTHERS U.S. AGGREGATE INDEX:  Represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.
                                                    investment grade fixed rate bond market, with index
                                                    components for government and corporate securities,
                                                    mortgage pass-through securities, and asset-backed
                                                    securities.

Please note that the indices do not take into account any fees and expenses of investing in the individual securities that they track, and that investors cannot invest directly in any index or average. Data about the performance of each index are prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. Each Fund may invest in many securities not included in its respective index.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

SCHEDULE OF INVESTMENTS Institutional Cash Fund
-----------------------------------------------

          PRINCIPAL AMOUNT                                                              RATING                 VALUE ++
          (000'S OMITTED)                                                          MOODY'S    S&P    (000'S OMITTED)
          U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (7.6%)
          $  40,000 U.S. Treasury Bills, 0.92%, due 5/20/04                          TSY      TSY         $   39,983
             30,000 U.S. Treasury Bills, 0.92%, due 7/8/04                           TSY      TSY             29,949
             25,000 U.S. Treasury Notes, 2.88%, due 6/30/04                          TSY      TSY             25,070
             53,000 U.S. Treasury Notes, 2.13%, due 8/31/04                          TSY      TSY             53,168
             25,000 U.S. Treasury Notes, 1.75%, due 12/31/04                         TSY      TSY             25,097
             20,000 U.S. Treasury Notes, 1.63%, due 1/31/05                          TSY      TSY             20,073
                                                                                                          ----------
                    TOTAL U.S. TREASURY SECURITIES--BACKED BY THE FULL
                    FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                  193,340
                                                                                                          ----------

          U.S. GOVERNMENT AGENCY SECURITIES (5.3%)
             23,000 Federal Farm Credit Bank, Disc. Notes, 0.90%, due 5/3/04         AGY      AGY             23,000
             17,500 Federal Farm Credit Bank, Disc. Notes, 1.17%, due 5/28/04        AGY      AGY             17,486
             23,000 Federal Farm Credit Bank, Disc. Notes, 1.14%, due 7/23/04        AGY      AGY             22,941
             20,000 Federal Farm Credit Bank, Disc. Notes, 1.04%, due 8/9/04         AGY      AGY             19,943
             12,000 Federal Farm Credit Bank, Disc. Notes, 1.09%, due 12/10/04       AGY      AGY             11,920
             15,000 Federal Farm Credit Bank, Disc. Notes, 1.15%, due 12/13/04       AGY      AGY             14,892
             25,000 Sallie Mae, Disc. Notes, 0.94%, due 5/12/04                      AGY      AGY             24,994
                                                                                                          ----------
                    TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                  135,176
                                                                                                          ----------

          CERTIFICATES OF DEPOSIT (22.9%)
             30,000 American Express Centurion Bank, Domestic CD,
                    1.03%, due 5/17/04                                               P-1      A-1             30,000
             37,000 Australia & New Zealand Banking Group, Ltd., Yankee CD,
                    1.04%, due 5/28/04 & 8/2/04                                      P-1     A-1+             36,999
             50,000 Bank of Montreal, Yankee CD, 1.02%, due 5/10/04                  P-1     A-1+             50,000
             25,000 Bank of Scotland NY, Yankee CD, 1.05%, due 6/30/04               P-1     A-1+             25,001
             10,000 Canadian Imperial Bank, Yankee CD, 1.30%, due 2/18/05            P-1      A-1             10,002
             60,000 Deutsche Bank AG, Yankee CD, 1.02% - 1.16%,
                    due 5/11/04 - 12/30/04                                           P-1     A-1+             60,000
             50,000 HBOS Treasury Services, Yankee CD, 1.03% & 1.04%,
                    due 5/14/04 & 7/26/04                                            P-1     A-1+             50,000
             50,000 Lloyd's TSB Bank PLC, Yankee CD, 1.04%,
                    due 5/20/04 & 6/30/04                                            P-1     A-1+             50,000
             40,000 Rabobank Nederland, Yankee CD, 1.13% & 1.16%,
                    due 6/30/04 & 10/15/04                                           P-1     A-1+             40,001
             50,000 Royal Bank of Scotland, Yankee CD, 1.07% & 1.12%,
                    due 7/19/04 & 9/7/04                                             P-1     A-1+             50,002
             60,000 Svenska Handelsbanken AB, Yankee CD, 1.03% - 1.06%,
                    due 6/4/04 - 7/20/04                                             P-1      A-1             60,001
             48,000 Toronto Dominion Bank, Yankee CD, 1.03% - 1.13%,
                    due 5/5/04 - 12/31/04                                            P-1      A-1             48,000
             70,800 Wells Fargo Bank NA, Domestic CD, 1.02% - 1.03%,
                    due 5/6/04 - 5/26/04                                             P-1     A-1+             70,800
                                                                                                          ----------
                    TOTAL CERTIFICATES OF DEPOSIT                                                            580,806
                                                                                                          ----------

          COMMERCIAL PAPER (50.2%)
             25,000 ABN AMRO North America Finance, Inc., 1.09%, due 8/5/04          P-1     A-1+             24,929
             35,000 American Express Credit Corp., 1.02%, due 5/4/04 & 5/7/04        P-1      A-1             34,998
             25,000 ANZ (Delaware), Inc., 1.03%, due 6/24/04                         P-1     A-1+             24,963
             70,000 Barclays U.S. Funding Corp., 1.05% - 1.17%,
                    due 8/2/04 - 11/24/04                                            P-1     A-1+             69,730
             40,000 Bear Stearns Co., Inc., 1.04%, due 6/2/04                        P-1      A-1             39,965
             70,000 BNP Paribas Finance, 1.00% - 1.18%, due 5/10/04 - 10/29/04       P-1     A-1+             69,802

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Institutional Cash Fund cont'd
------------------------------------------------------

          PRINCIPAL AMOUNT                                                              RATING                 VALUE ++
          (000'S OMITTED)                                                          MOODY'S    S&P    (000'S OMITTED)
          $  21,500 Canadian Wheat Board, Canada, 1.01%, due 8/6/04                  P-1     A-1+         $   21,443
             60,000 Citigroup Global Markets, Inc., 1.03% - 1.05%,
                    due 5/11/04 - 7/1/04                                             P-1     A-1+             59,949
             45,560 Dexia Delaware LLC, 1.03% & 1.04%, due 5/13/04 & 5/28/04         P-1     A-1+             45,531
             40,000 duPont (E.I.) de Nemours & Co., 1.00%, due 5/18/04               P-1     A-1+             39,983
             25,000 Eksportfinans ASA, 0.98%, due 5/4/04                             P-1     A-1+             24,999
             70,000 General Electric Capital Corp., 1.02% - 1.16%,
                    due 5/5/04 - 9/30/04                                             P-1     A-1+             69,873
             55,000 Goldman Sachs Group, Inc., 1.02% - 1.22%,
                    due 5/6/04 - 8/26/04                                             P-1      A-1             54,873
             49,300 ING America Insurance Holdings, Inc., 1.05% - 1.08%,
                    due 6/9/04 - 9/14/04                                             P-1      A-1             49,149
             62,400 KFW International Finance, Inc., 1.00% & 1.01%,
                    due 6/2/04 & 6/15/04                                             P-1     A-1+             62,337
             65,417 Merrill Lynch & Co., 1.00% & 1.03%, due 5/3/04 & 5/6/04          P-1     A-1              65,412
             20,000 MetLife Funding, Inc., 1.01%, due 6/9/04                         P-1     A-1+             19,979
             38,725 Nestle Capital Corp., 1.04%, due 7/22/04                         P-1     A-1+             38,636
             20,000 New York Life Capital Corp., 1.01%, due 5/18/04                  P-1     A-1+             19,992
             40,200 Paccar Financial Corp., 1.01%, due 6/3/04                        P-1     A-1+             40,165
             57,000 Pfizer, Inc., 1.00% & 1.04%, due 5/3/04 & 9/8/04                 P-1     A-1+             56,900
             34,000 Private Export Funding Corp., 1.04% & 1.12%,
                    due 9/21/04 & 9/28/04                                            P-1     A-1+             33,854
             45,000 Procter & Gamble, Inc., 1.00%, due 5/6/04 & 6/2/04               P-1     A-1+             44,978
             67,000 Societe Generale NA, Inc., 1.09% - 1.17%, due 5/28/04 - 9/7/04   P-1     A-1+             66,839
             50,000 Toyota Motor Credit Corp., 1.02%, due 5/6/04 & 5/20/04           P-1     A-1+             49,986
             25,000 UBS Finance (Delaware), Inc., 1.14%, due 5/10/04                 P-1     A-1+             24,995
             55,000 Wal-Mart Stores, Inc., 1.00% & 1.09%, due 6/22/04 & 8/24/04      P-1     A-1+             54,883
             66,150 Westpac Capital Corp., 1.06% - 1.13%, due 6/15/04 - 10/6/04      P-1     A-1+             65,888
                                                                                                          ----------
                    TOTAL COMMERCIAL PAPER                                                                 1,275,031
                                                                                                          ----------

          BANK NOTES (3.2%)
             30,000 Bank One NA, 1.07%, due 7/12/04                                  P-1      A-1             30,000
             25,000 LaSalle Bank NA, 1.12%, due 8/30/04                              P-1      A-1             25,000
             25,000 U.S. Bank NA, 1.17%, due 11/17/04                                P-1     A-1+             25,003
                                                                                                          ----------
                    TOTAL BANK NOTES                                                                          80,003
                                                                                                          ----------

          TIME DEPOSITS (10.2%)
             65,000 Chase Manhattan Bank, Grand Cayman, 1.03%, due 5/3/04            P-1     A-1+             65,000
             65,000 Danske Bank A/S, Copenhagen, 1.04%, due 5/3/04                   P-1     A-1+             65,000
             65,000 National City Bank, Grand Cayman, 1.03%, due 5/3/04              P-1      A-1             65,000
             65,000 SunTrust Banks, Inc., 1.03%, due 5/3/04                          P-1     A-1+             65,000
                                                                                                          ----------
                    TOTAL TIME DEPOSITS                                                                      260,000
                                                                                                          ----------

          REPURCHASE AGREEMENTS (0.6%)
             14,559 State Street Bank and Trust Co. Repurchase Agreement, 0.87%,
                    due 5/3/04, dated 4/30/04, Maturity Value $14,560,056,
                    Collateralized by $15,220,000 U.S. Treasury Notes, 2.63%,
                    due 5/15/08 (Collateral Value $14,999,021)                                                14,559
                                                                                                          ----------

                    TOTAL INVESTMENTS (100.0%)                                                             2,538,915

                    Liabilities, less cash, receivables and other assets [(0.0%)]                               (126)
                                                                                                          ----------

                    TOTAL NET ASSETS (100.0%)                                                             $2,538,789
                                                                                                          ----------

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

SCHEDULE OF INVESTMENTS Strategic Income Fund
---------------------------------------------

          NUMBER OF SHARES                                             MARKET VALUE +
                                                                    (000'S OMITTED)
          COMMON STOCKS (22.8%)

          AEROSPACE (0.3%)
               2,000 Lockheed Martin                                         $   95++++

          APARTMENTS (2.1%)
               3,700 Archstone-Smith Trust                                      102
               2,200 Avalonbay Communities                                      109
               5,300 Equity Residential                                         145
               2,800 Home Properties                                            105
               6,100 United Dominion Realty Trust                               109
                                                                             ------
                                                                                570

          BANKING & FINANCIAL (0.3%)
               1,500 Wachovia Corp.                                              69

          BASIC MATERIALS (0.2%)
                 700 Rio Tinto                                                   63++++

          COMMUNICATIONS (0.2%)
               2,500 Vodafone Group ADR                                          61++++

          COMMUNITY CENTERS (0.8%)
               1,400 Chelsea Property Group                                      71
               1,800 Pan Pacific Retail Properties                               79
               2,000 Tanger Factory Outlet Centers                               77
                                                                             ------
                                                                                227

          CONSUMER CYCLICALS (0.6%)
               2,000 Cox Communications                                          65*++++
               2,000 Target Corp.                                                87++++
                                                                             ------
                                                                                152

          CONSUMER STAPLES (0.2%)
               1,500 Viacom Inc. Class B                                         58++++

          DIVERSIFIED (1.1%)
               3,700 Colonial Properties Trust                                  130
               3,500 Vornado Realty Trust                                       177
                                                                             ------
                                                                                307

          ENERGY (1.0%)
               1,500 BP PLC ADR                                                  79++++
               1,500 Enbridge Energy Management                                  66
               1,601 Kinder Morgan Management                                    59
               1,000 Murphy Oil                                                  69++++
                                                                             ------
                                                                                273

          FINANCE (0.3%)
               1,000 Bank of America                                             81++++

          FINANCIAL SERVICES (0.3%)
               1,500 Citigroup Inc.                                              72++++

          FOOD & BEVERAGE (0.8%)
               1,500 Anheuser-Busch                                              77++++
               2,000 Constellation Brands                                        66*
               1,500 PepsiCo, Inc.                                               82++++
                                                                             ------
                                                                                225

          HEALTH CARE (1.2%)
               1,500 Abbott Laboratories                                     $   66++++
               1,000 Anthem, Inc.                                                89*++++
               2,000 Sierra Health Services                                      74*++++
               5,000 Ventas, Inc.                                               110
                                                                             ------
                                                                                339

          INDUSTRIAL (1.7%)
               1,500 CenterPoint Properties                                     108
               2,000 Dover Corp.                                                 80++++
               1,200 EastGroup Properties                                        35
               1,000 General Dynamics                                            94++++
               1,800 Keystone Property Trust                                     36
               4,100 ProLogis                                                   121
                                                                             ------
                                                                                474

          INSURANCE (0.3%)
               1,000 American International Group                                72++++

          LODGING (1.2%)
               7,600 Host Marriott                                               90*
              13,000 La Quinta                                                   94
               6,400 LaSalle Hotel Properties                                   141
                                                                             ------
                                                                                325

          MANUFACTURED HOMES (0.5%)
               4,800 Manufactured Home Communities                              150

          OFFICE (3.7%)
               2,200 Alexandria Real Estate Equities                            125
               1,300 Arden Realty                                                37
               3,000 Boston Properties                                          141
               3,400 Brandywine Realty Trust                                     86
               3,800 Brookfield Properties                                      106
               3,400 CarrAmerica Realty                                          97
               3,600 HRPT Properties Trust                                       34
               3,300 Kilroy Realty                                              104
               3,500 Koger Equity                                                73
               2,700 SL Green Realty                                            110
               6,200 Trizec Properties                                           89
                                                                             ------
                                                                              1,002

          OFFICE--INDUSTRIAL (0.7%)
               2,700 Bedford Property Investors                                  73
               3,000 PS Business Parks                                          114
                                                                             ------
                                                                                187

          OIL & GAS (0.6%)
               1,500 Anadarko Petroleum                                          80++++
               1,500 Schlumberger Ltd.                                           88++++
                                                                             ------
                                                                                168

          PHARMACEUTICAL (0.5%)
               1,500 Johnson & Johnson                                           81++++
               1,500 Pfizer Inc.                                                 54++++
                                                                             ------
                                                                                135

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd
----------------------------------------------------

          NUMBER OF SHARES                                             MARKET VALUE +
                                                                    (000'S OMITTED)
          REGIONAL MALLS (1.1%)
               1,500 CBL & Associates Properties                             $   76
               2,700 General Growth Properties                                   73
               1,800 Macerich Co.                                                75
               4,300 Taubman Centers                                             84
                                                                             ------
                                                                                308

          RETAIL STORES (0.2%)
               3,000 Pier 1 Imports                                              62++++

          SEMICONDUCTORS (0.1%)
               1,400 Taiwan Semiconductor
                      Manufacturing ADR                                          13++++

          TECHNOLOGY (0.5%)
               2,000 First Data                                                  91++++
               2,500 Hewlett-Packard                                             49++++
                 300 Nokia Corp. ADR                                              4
                                                                             ------
                                                                                144

          TELECOMMUNICATIONS (0.3%)
               2,000 Verizon Communications                                      75

          UTILITIES (2.0%)
              10,000 Calpine Corp.                                               43*++++
               2,500 Cinergy Corp.                                               95
               1,400 Dominion Resources                                          89
               4,000 Duke Energy                                                 84
               1,500 Exelon Corp.                                               101
               1,000 FPL Group                                                   64
               3,500 ONEOK, Inc.                                                 73
                                                                             ------
                                                                                549

          TOTAL COMMON STOCKS
          (COST $6,122)                                                       6,256
                                                                             ------

          CONVERTIBLE PREFERRED STOCKS (1.4%)
               1,500 CNF.T Trust I, Ser. T                                       77
               2,000 General Motors                                              52
               1,500 International Paper Capital Trust                           76
               5,000 Morgan Stanley                                              58
               1,500 Newell Financial Trust I                                    65
               1,000 Unocal Corp.                                                52
                                                                             ------
          TOTAL CONVERTIBLE PREFERRED STOCKS
          (COST $376)                                                           380
                                                                             ------

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd
----------------------------------------------------

          PRINCIPAL AMOUNT                                                             RATING                  VALUE +
          (000'S OMITTED)                                                          MOODY'S    S&P    (000'S OMITTED)
          U.S. TREASURY SECURITIES (7.0%)
             $  265 U.S. Treasury Bonds, 6.00%, due 2/15/26                          TSY      TSY            $   287
                575 U.S. Treasury Notes, 1.25%, due 5/31/05                          TSY      TSY                572
                100 U.S. Treasury Notes, 2.00%, due 5/15/06                          TSY      TSY                 99
                525 U.S. Treasury Notes, 3.00%, due 11/15/07                         TSY      TSY                524
                150 U.S. Treasury Notes, 5.75%, due 8/15/10                          TSY      TSY                165
                290 U.S. Treasury Notes, 3.63%, due 5/15/13                          TSY      TSY                274
                                                                                                             -------
                    TOTAL U.S. TREASURY SECURITIES (COST $1,976)                                               1,921
                                                                                                             -------
          U.S. GOVERNMENT AGENCY SECURITIES (3.6%)
                435 Fannie Mae, Notes, 3.25%, due 11/15/07                           AGY      AGY                433
                120 Fannie Mae, Notes, 6.63%, due 11/15/10                           AGY      AGY                135
                 45 Fannie Mae, Notes, 4.38%, due 3/15/13                            AGY      AGY                 43
                 60 Fannie Mae, Notes, 6.63%, due 11/15/30                           AGY      AGY                 67
                300 Freddie Mac, Notes, 4.25%, due 6/15/05                           AGY      AGY                308
                                                                                                             -------
                    TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $1,008)                                        986
                                                                                                             -------
          MORTGAGE-BACKED SECURITIES (9.0%)
          FANNIE MAE
                 65 Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18           AGY      AGY                 64
                395 Pass-Through Certificates, 5.00%, due 11/1/17 - 8/1/33           AGY      AGY                392
                520 Pass-Through Certificates, 5.50%, due 9/1/16 - 7/1/33            AGY      AGY                526
                255 Pass-Through Certificates, 6.00%, due 3/1/18 - 9/1/33            AGY      AGY                263
                188 Pass-Through Certificates, 6.50%, due 11/1/13 - 9/1/32           AGY      AGY                195
                 58 Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29            AGY      AGY                 62
                 17 Pass-Through Certificates, 7.50%, due 12/1/32                    AGY      AGY                 18

          FREDDIE MAC
                 29 Pass-Through Certificates, 4.50%, due 8/1/18                     AGY      AGY                 28
                 98 Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33            AGY      AGY                 96
                233 Pass-Through Certificates, 5.50%, due 9/1/17 - 8/1/33            AGY      AGY                234
                196 Pass-Through Certificates, 6.00%, due 4/1/17 - 12/1/33           AGY      AGY                201
                130 Pass-Through Certificates, 6.50%, due 3/1/16 - 1/1/32            AGY      AGY                136
                 25 Pass-Through Certificates, 7.00%, due 6/1/32                     AGY      AGY                 26

          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 24 Pass-Through Certificates, 5.00%, due 7/15/33                    AGY      AGY                 24
                 63 Pass-Through Certificates, 5.50%, due 6/15/33                    AGY      AGY                 63
                 54 Pass-Through Certificates, 6.00%, due 4/15/33                    AGY      AGY                 55
                 40 Pass-Through Certificates, 6.50%, due 7/15/32                    AGY      AGY                 41
                 27 Pass-Through Certificates, 7.00%, due 8/15/32                    AGY      AGY                 29
                 14 Pass-Through Certificates, 7.50%, due 7/15/32                    AGY      AGY                 15
                                                                                                             -------
                    TOTAL MORTGAGE-BACKED SECURITIES (COST $2,502)                                             2,468
                                                                                                             -------
          CORPORATE DEBT SECURITIES (31.8%)
                125 AES Corp., Senior Notes, 8.75%, due 6/15/08                      B3       B-                 130
                 14 Allied Waste North America, Inc., Guaranteed Senior Notes,
                    Ser. B, 7.88%, due 1/1/09                                        Ba3      BB-                 14
                125 Allied Waste North America, Inc., Guaranteed Senior Secured
                    Notes, Ser. B, 9.25%, due 9/1/12                                 Ba3      BB-                142
                 30 American Electric Power Co., Senior Notes, Ser. D,
                    5.25%, due 6/1/15                                               Baa3      BBB                 29
                125 ArvinMeritor, Inc., Notes, 6.80%, due 2/15/09                    Ba1      BB+                127
                 75 Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08            Aa1      AA-                 82

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd
----------------------------------------------------

          PRINCIPAL AMOUNT                                                             RATING                  VALUE +
          (000'S OMITTED)                                                          MOODY'S    S&P    (000'S OMITTED)
             $   40 Bank of America Corp., Subordinated Notes,
                    6.80%, due 3/15/28                                               Aa3       A             $    43
                 20 Bank One Corp., Subordinated Notes, 7.88%, due 8/1/10            A1       A-                  23
                 20 Boeing Capital Corp., Senior Notes, 6.13%, due 2/15/33           A3        A                  20
                125 Bombardier Recreational Products, Senior Subordinated Notes,
                    8.38%, due 12/15/13                                              B3       B-                 124**
                125 Cablevision Systems Corp., Senior Notes, 8.00%, due 4/15/12      B3       B+                 125**
                125 Calpine Corp., Senior Secured Notes, 8.50%, due 7/15/10                    B                 111**
                125 Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11          Ba3      BB-                139**
                 15 Champion International Corp., Debentures, 7.35%, due 11/1/25    Baa2      BBB                 16
                125 Charter Communications Operating LLC, Senior Notes,
                    8.00%, due 4/30/12                                               B2       B-                 123**
                 25 ChevronTexaco Corp., Debentures, 8.00%, due 8/1/32               Aa3      AA                  32
                125 CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                B3       B+                 126**
                 45 Coca-Cola Enterprises, Inc., Debentures, 6.95%, due 11/15/26     A2        A                  50
                 40 Comcast Corp., Notes, 5.30%, due 1/15/14                        Baa3      BBB                 39
                 40 ConocoPhillips Corp., Notes, 8.75%, due 5/25/10                  A3       A-                  49
                 25 Constellation Energy Group, Inc., Notes, 6.35%, due 4/1/07      Baa1      BBB                 27
                125 Crown, Cork & Seal Co., Guaranteed Notes,
                    7.00%, due 12/15/06                                              B3        B                 128
                 25 CSX Corp., Senior Notes, 4.88%, due 11/1/09                     Baa2      BBB                 25
                125 D. R. Horton, Inc., Guaranteed Senior Notes,
                    8.50%, due 4/15/12                                               Ba1      BB+                140
                150 Dole Foods Co., Inc., Debentures, 8.75%, due 7/15/13             B2       BB-                160
                 30 Duke Capital Corp., Senior Notes, 6.75%, due 2/15/32            Baa3     BBB-                 30
                125 Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11          B2        B                 129
                250 El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10     B1       B-                 257
                 70 Ford Motor Credit Co., Senior Notes, 5.80%, due 1/12/09          A3      BBB-                 71
                125 Fort James Corp., Senior Notes, 6.88%, due 9/15/07               Ba2      BB+                134
                 20 France Telecom SA, Notes, 9.00%, due 3/1/11                     Baa2     BBB+                 24
                 45 General Electric Capital Corp., Medium-Term Notes, Ser. A,
                    6.00%, due 6/15/12                                               Aaa      AAA                 48
                 65 General Motors Acceptance Corp., Notes, 6.88%, due 8/28/12       A3       BBB                 68
                 65 Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08             Aa3      A+                  66
                 70 Hertz Corp., Notes, 4.70%, due 10/2/06                          Baa2     BBB-                 71
                 94 HMH Properties, Inc., Guaranteed Senior Notes, Ser. B,
                    7.88%, due 8/1/08                                                Ba3      B+                  97
                125 Host Marriott L.P., Guaranteed Senior Notes, Ser. I,
                    9.50%, due 1/15/07                                               Ba3      B+                 139
                 80 Household Finance Corp., Notes, 4.63%, due 1/15/08               A1        A                  82
                 35 International Bank for Reconstruction & Development, Notes,
                    3.63%, due 5/21/13                                               Aaa      AAA                 33
                 55 International Lease Finance Corp., Notes, 2.95%, due 5/23/06     A1       AA-                 55
                125 Invista, Notes, 9.25%, due 5/1/12                                B1       B+                 125**
                125 Iron Mountain, Inc., Guaranteed Senior Notes,
                    8.63%, due 4/1/13                                                B3        B                 134
                175 istar Financial, Inc., Senior Notes, 6.00%, due 12/15/10         Ba1      BB+                176
                 75 J.P. Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08         A1       A+                  74
                125 LNR Property Corp., Senior Subordinated Notes,
                    7.63%, due 7/15/13                                               Ba3      B+                 129
                125 Lyondell Chemical Co., Guaranteed Senior Notes,
                    9.50%, due 12/15/08                                              B1       B+                 131

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd
----------------------------------------------------

          PRINCIPAL AMOUNT                                                             RATING                  VALUE +
          (000'S OMITTED)                                                          MOODY'S    S&P    (000'S OMITTED)
             $  125 Millennium America, Inc., Guaranteed Notes,
                    7.00%, due 11/15/06                                              B1       BB-            $   129
                 50 Morgan Stanley Dean Witter & Co., Senior Notes,
                    5.30%, due 3/1/13                                                Aa3      A+                  50
                125 NCI Building Systems, Inc., Senior Subordinated Notes,
                    9.25%, due 5/1/09                                                B2        B                 130
                 55 News America Holdings, Senior Debentures, 8.88%, due 4/26/23    Baa3     BBB-                 69
                 15 Norfolk Southern Corp., Bonds, 7.80%, due 5/15/27               Baa1      BBB                 17
                 50 Occidental Petroleum Corp., Senior Notes, 6.50%, due
                    4/1/05                                                          Baa1     BBB+                 52
                125 Owens & Minor, Inc., Guaranteed Senior Notes,
                    8.50%, due 7/15/11                                               Ba3      BB-                139
                125 Owens-Brockway Glass Container, Inc., Guaranteed Senior
                    Notes, 8.88%, due 2/15/09                                        B2       BB-                136
                 20 Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 2/1/05        Baa1     BBB-                 21
                 50 PNC Funding Corp., Guaranteed Senior Notes,
                    5.75%, due 8/1/06                                                A2       A-                  53
                125 Pride Petroleum Services, Inc., Senior Notes,
                    9.38%, due 5/1/07                                                Ba2      BB                 127
                 50 Province of Ontario, Senior Unsubordinated Notes,
                    5.50%, due 10/1/08                                               Aa2      AA                  53
                 25 Quebec Province, Debentures, 7.50%, due 9/15/29                  A1       A+                  31
                125 Rent-A-Center, Inc., Guaranteed Senior Notes, Ser. B,
                    7.50%, due 5/1/10                                                B1       B+                 130
                 80 Republic of Italy, Senior Unsubordinated Notes,
                    5.25%, due 4/5/06                                                Aa2      AA                  85
                125 Salem Communications Holding Corp., Guaranteed Senior
                    Subordinated Notes, Ser. B, 9.00%, due 7/1/11                    B3       B-                 136
                125 Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08             B1       BB-                136
                 30 Southern Power Co., Senior Notes, Ser. B, 6.25%, due 7/15/12    Baa1     BBB+                 32
                 50 Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07      Baa3     BBB-                 53
                125 Standard Pacific Corp., Senior Notes, 6.50%, due 10/1/08         Ba2      BB                 127
                150 Stena AB, Senior Notes, 9.63%, due 12/1/12                       Ba3      BB-                169
                125 Suburban Propane Partners, L.P., Senior Notes,
                    6.88%, due 12/15/13                                              B1        B                 125**
                 55 Target Corp., Senior Notes, 7.50%, due 8/15/10                   A2       A+                  64
                125 Tembec Industries, Inc., Guaranteed Senior Notes,
                    8.63%, due 6/30/09                                               Ba3      BB-                127
                125 Tenet Healthcare Corp., Senior Notes, 6.38%, due 12/1/11         B3       B-                 109
                125 Thornburg Mortgage, Inc., Senior Notes, 8.00%, due 5/15/13       Ba2      BB-                128
                 55 Time Warner Co., Inc., Notes, 7.75%, due 6/15/05                Baa1     BBB+                 58
              1,000 Trac-X N.A. HV, Notes, Ser. 2-T1, 7.38%, due 3/25/09             B3                          974**
                150 Triad Hospitals, Inc., Guaranteed Senior Notes, Ser. B,
                    8.75%, due 5/1/09                                                B1       B+                 166
                175 Triad Hospitals, Inc., Senior Subordinated Notes,
                    7.00%, due 11/15/13                                              B3        B                 170
                 75 Tyco International Group SA, Guaranteed Senior Notes,
                    6.75%, due 2/15/11                                               Ba2     BBB-                 81
                 40 Tyson Foods, Inc., Notes, 8.25%, due 10/1/11                    Baa3      BBB                 47
                 40 United Mexican States, Notes, 8.38%, due 1/14/11                Baa2     BBB-                 46
                125 United Rentals N. A., Inc., Senior Subordinated Notes,
                    7.75%, due 11/15/13                                              B2       B+                 121
                 30 Verizon Global Funding Corp., Senior Notes, 7.38%, due
                    9/1/12                                                           A2       A+                  34
                125 Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                  B2        B                 134

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd
----------------------------------------------------

          PRINCIPAL AMOUNT                                                             RATING                  VALUE +
          (000'S OMITTED)                                                          MOODY'S    S&P    (000'S OMITTED)
             $    75 Wells Fargo Co., Subordinated Notes, 6.25%, due 4/15/08         Aa2      A+             $    82
                 125 Westinghouse Air Brake, Senior Notes, 6.88%, due 7/31/13        Ba2      BB                 130
                 125 Williams Cos., Inc., Senior Notes, 8.63%, due 6/1/10            B3       B+                 137
                                                                                                             -------
                     TOTAL CORPORATE DEBT SECURITIES (COST $8,742)                                             8,705
                                                                                                             -------
          FOREIGN GOVERNMENT SECURITIES^^ (16.5%)
          CAD    150 Canadian Government, Bonds, 7.25%, due 6/1/07                   Aaa      AAA                122
          CAD     40 Canadian Government, Bonds, 8.00%, due 6/1/27                   Aaa      AAA                 40
          EUR    495 Government of France, Bonds, 7.75%, due 10/25/05                Aaa      AAA                638
          JPY 27,000 Inter-American Development Bank, 1.90%, due 7/8/09              Aaa      AAA                257
          JPY 18,000 Japan Development Bank, Bonds, 1.40%, due 6/20/12               Aaa      AA-                164
          JPY 20,000 Japan Financial Corp., Global Notes, 1.55%, due 2/21/12         Aaa      AA-                183
          EUR    400 Netherlands Government, Bonds, 5.25%, due 7/15/08               Aaa      AAA                517
          DKK    502 Nykredit, Mortgage-Backed Securities, Ser. 02A,
                     5.00%, due 10/1/22                                              Aa1      AA                  82
          JPY 17,000 Quebec Province, Bonds, 1.60%, due 5/9/13                       A+       AA-                153
          AUD     70 Queensland Treasury, Bonds, 8.00%, due 9/14/07                  Aaa      AAA                 54
          JPY 23,000 Republic of Austria, Bonds, 3.75%, due 2/3/09                   Aaa      AAA                236
          EUR    270 Republic of Germany, Bonds, 5.00%, due 8/19/05                  Aaa      AAA                335
          EUR    295 Republic of Germany, Bonds, 5.50%, due 1/4/31                   Aaa      AAA                385
          JPY 42,000 Republic of Italy, Bonds, 1.80%, due 2/23/10                    Aa2      AA                 400
          EUR    450 Spain Government, Bonds, 5.00%, due 7/30/12                     Aaa      AA+                574
          SEK    400 Swedish Government, Bonds, 5.50%, due 10/8/12                   Aaa      AAA                 56
          GBP     65 U K Treasury, Bonds, 8.50%, due 12/7/05                         Aaa      AAA                122
          GBP     40 U K Treasury, Bonds, 5.75%, due 12/7/09                         Aaa      AAA                 74
          GBP     50 U K Treasury, Bonds, 8.00%, due 6/7/21                          Aaa      AAA                120
                                                                                                             -------
                     TOTAL FOREIGN GOVERNMENT SECURITIES (COST $4,361)                                         4,512
                                                                                                             -------
          CONVERTIBLE BONDS (1.5%)
                  75 Devon Energy Corp., Senior Notes, 4.95%, due 8/15/08           Baa2      BBB                 78
                  75 Edwards Lifescience Corp., Senior Notes, 3.88%, due 5/15/33                                  77
                  50 Hilton Hotels Corp., Notes, 3.38%, due 4/15/23                  Ba1     BBB-                 54
                  65 Lamar Advertising Co., Notes, 2.88%, due 12/31/10               B2        B                  70
                  75 Morgan Stanley Group, Inc., Senior Notes, 1.25%, due 12/30/08   Aa3      A+                  67
                  75 SCI Systems, Inc., Notes, 3.00%, due 3/15/07                    B1        B                  72
                                                                                                             -------
                     TOTAL CONVERTIBLE BONDS (COST $403)                                                         418
                                                                                                             -------
          REPURCHASE AGREEMENTS (4.3%)
               1,175 State Street Bank and Trust Co. Repurchase Agreement, 0.87%,
                     due 5/3/04, dated 4/30/04, Maturity Value $1,175,085,
                     Collateralized by $1,140,000 U.S. Treasury Notes, 5.00%, due
                     2/15/11 (Collateral Value $1,212,307) (COST $1,175)                                       1,175#
                                                                                                             -------
          SHORT-TERM INVESTMENTS (1.0%)
                 273 Neuberger Berman Institutional Cash Fund Trust Class
                     (COST $273)                                                                                 273@#
                                                                                                             -------

                     TOTAL INVESTMENTS (98.9%) (COST $26,938)                                                 27,094##

                     Cash, receivables and other assets, less liabilities (1.1%)                                 295
                                                                                                             -------

                     TOTAL NET ASSETS (100.0%)                                                               $27,389
                                                                                                             -------

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

          +    Investments in equity securities by the Fund are valued at the latest sales price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund, at the NASDAQ Official Closing
               Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in fixed income securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other fixed income securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Trustees of
               Neuberger Berman Income Funds (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00
               p.m., Eastern time. The Board has approved the use of FT
               Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity
               securities in the wake of certain significant events.
               Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchanges no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
          ++   Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.
          #    At cost, which approximates market value.
          ##   At April 30, 2004, the cost of investments for U.S. Federal income tax purposes was $26,938,000. Gross unrealized appreciation of investments was $669,000 and gross unrealized depreciation of investments was $513,000, resulting in net unrealized appreciation of $156,000, based on cost for U.S.
               Federal income tax purposes.
          *    Non-income producing security.
          **   Security exempt from registration under the Securities Act of
               1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At

See Notes to Financial Statements

NOTES TO SCHEDULE OF INVESTMENTS cont'd
---------------------------------------

               April 30, 2004, these securities amounted to $1,972,000 or 7.2% of net assets for Neuberger Berman Strategic Income Fund.
          @ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).
          ++++ The following securities were held in escrow at April 30, 2004, to cover outstanding call options written:

                                                                   MARKET VALUE     PREMIUM  MARKET VALUE
          NEUBERGER BERMAN  SHARES  SECURITIES AND OPTIONS        OF SECURITIES  ON OPTIONS    OF OPTIONS
          Strategic Income   1,500  Abbott Laboratories
                                    August 2004 @ 50                    $66,000      $1,000        $1,000
                             1,000  American International Group
                                    May 2004 @ 65                        72,000       3,000         7,000
                             1,500  Anadarko Petroleum
                                    August 2004 @ 55                     80,000       2,000         4,000
                             1,500  Anheuser-Busch
                                    June 2004 @ 55                       77,000       1,000         1,000
                             1,000  Anthem, Inc.
                                    June 2004 @ 80                       89,000       3,000        10,000
                             1,000  Bank of America
                                    November 2004 @ 85                   81,000       2,000         2,000
                             1,500  BP PLC ADR
                                    January 2005 @ 60                    79,000       1,000         1,000
                            10,000  Calpine Corp.
                                    July 2004 @ 8                        43,000       3,000         1,000
                             1,500  Citigroup Inc.
                                    June 2004 @ 55                       72,000       1,000             0
                             2,000  Cox Communications
                                    June 2004 @ 37.5                     65,000       2,000             0
                             2,000  Dover Corp.
                                    September 2004 @ 45                  80,000       2,000         6,000
                             2,000  First Data
                                    August 2004 @ 42.5                   91,000       2,000         8,000
                             1,000  General Dynamics
                                    May 2004 @ 95                        94,000       1,000         1,000
                             2,500  Hewlett-Packard
                                    May 2004 @ 27.5                      49,000       1,000             0
                             1,500  Johnson & Johnson
                                    October 2004 @ 55                    81,000       2,000         3,000
                             1,500  Lockheed Martin
                                    June 2004 @ 55                       71,250       1,000             0
                             1,000  Murphy Oil
                                    October 2004 @ 70                    69,000       4,000         4,000
                             1,500  PepsiCo, Inc.
                                    July 2004 @ 50                       82,000       2,000         8,000
                             1,500  Pfizer Inc.
                                    June 2004 @ 37.5                     54,000       1,000         1,000
                             3,000  Pier 1 Imports
                                    September 2004 @ 25                  62,000       4,000         1,000
                               700  Rio Tinto
                                    July 2004 @ 110                      63,000       2,000             0
                             1,500  Schlumberger Ltd.
                                    May 2004 @ 50                        88,000       3,000        13,000
                             2,000  Sierra Health Services
                                    June 2004 @ 35                       74,000       4,000         7,000

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS cont'd
---------------------------------------

                                                                   MARKET VALUE     PREMIUM  MARKET VALUE
          NEUBERGER BERMAN  SHARES  SECURITIES AND OPTIONS        OF SECURITIES  ON OPTIONS    OF OPTIONS
          Strategic Income   1,400  Taiwan Semiconductor
                                    Manufacturing ADR
                                    July 2004 @ 15                      $13,000      $1,000            $0
                             2,000  Target Corp. July 2004 @ 42.5        87,000       3,000         6,000
                             1,500  Viacom Inc. Class B
                                    June 2004 @ 45                       58,000       2,000             0
                             2,500  Vodafone Group ADR
                                    October 2004 @ 30                    61,000       1,000         1,000

          ^^ Principal amount is stated in the currency in which the security is denominated.
               AUD = Australian Dollar
               CAD = Canadian Dollar
               DKK = Danish Krone
               EUR = Euro Currency
               GBP = Great Britain Pound
               JPY = Japanese Yen
               SEK = Swedish Krona

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

NEUBERGER BERMAN INCOME FUNDS                                                           INSTITUTIONAL CASH   STRATEGIC INCOME
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                           FUND(1)            FUND(2)
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE* (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                       $2,538,915            $26,821
     Non-controlled affiliated issuers                                                                  --                273
=============================================================================================================================
                                                                                                 2,538,915             27,094
     Cash                                                                                                1                241
-----------------------------------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                               1,824                349
     Receivable for securities sold                                                                     --                374
-----------------------------------------------------------------------------------------------------------------------------
     Receivable from administrator--net (Note B)                                                        --                 14
     Prepaid expenses and other assets                                                                  70                 --
=============================================================================================================================
TOTAL ASSETS                                                                                     2,540,810             28,072
=============================================================================================================================

LIABILITIES
     Dividends payable                                                                               1,361                 --
     Option contracts written, at market value (Note A)                                                 --                 86
-----------------------------------------------------------------------------------------------------------------------------
     Payable for securities sold short, at market value (Note A)                                        --                  4
     Net payable for forward foreign currency exchange contracts sold (Note C)                          --                 20
-----------------------------------------------------------------------------------------------------------------------------
     Payable for securities purchased                                                                   --                529
     Payable to investment manager (Note B)                                                            221                 13
-----------------------------------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                                 331                 --
     Accrued expenses and other payables                                                               108                 31
=============================================================================================================================
TOTAL LIABILITIES                                                                                    2,021                683
=============================================================================================================================
NET ASSETS AT VALUE                                                                             $2,538,789            $27,389
=============================================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                                            $2,538,779            $27,005
     Undistributed (distributions in excess of) net investment income                                   --                (59)
-----------------------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                             10                340
     Net unrealized appreciation (depreciation) in value of investments                                 --                103
=============================================================================================================================
NET ASSETS AT VALUE                                                                             $2,538,789            $27,389
=============================================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                2,538,779              2,689
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                        $     1.00            $ 10.18
-----------------------------------------------------------------------------------------------------------------------------

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                       $2,538,915            $26,665
     Non-controlled affiliated issuers                                                                  --                273
=============================================================================================================================
TOTAL COST OF INVESTMENTS                                                                       $2,538,915            $26,938
=============================================================================================================================

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2)  Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

STATEMENTS OF OPERATIONS
------------------------

NEUBERGER BERMAN INCOME FUNDS                                                                    INSTITUTIONAL          STRATEGIC
(000'S OMITTED)                                                                                   CASH FUND(1)     INCOME FUND(2)
INVESTMENT INCOME

INCOME:
Interest income (Note A)                                                                               $14,378              $ 459
Income from investments in affiliated issuers (Note A)                                                      --                  1
---------------------------------------------------------------------------------------------------------------------------------
Dividend income--unaffiliated issuers                                                                       --                104
Income from securities loaned--net (Note A)                                                                 --                 10
=================================================================================================================================
Total income                                                                                            14,378                574
=================================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                       1,353                 78
Administration fee (Note B)                                                                              2,030                 20
---------------------------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                  16                  9
Custodian fees (Note B)                                                                                    240                 51
---------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                           12                  2
Legal fees                                                                                                  15                 12
---------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                57                 18
Shareholder reports                                                                                         26                  5
---------------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees                                                                             6                  5
Trustees' fees and expenses                                                                                 19                 14
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                               50                  1
=================================================================================================================================
Total expenses                                                                                           3,824                215

Expenses reimbursed by administrator (Note B)                                                               --               (103)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)             (1)                (1)
=================================================================================================================================
Total net expenses                                                                                       3,823                111
=================================================================================================================================
Net investment income (loss)                                                                            10,555                463
=================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold in unaffiliated issuers                              10                580
Net realized gain (loss) on option contracts written (Note A)                                               --                 (4)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency (Note A)                                                       --                (76)
Change in net unrealized appreciation (depreciation) in value of:
---------------------------------------------------------------------------------------------------------------------------------
       Investment securities (Note A)                                                                       --               (224)
       Foreign currency (Note A)                                                                            --                (15)
       ==========================================================================================================================
Net gain (loss) on investments                                                                              10                261
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $10,565              $ 724
=================================================================================================================================

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2)  Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                         INSTITUTIONAL CASH FUND(1)     STRATEGIC INCOME FUND(2)
                                                                         ---------------------------------------------------------
                                                                                                                       PERIOD FROM
                                                                          SIX MONTHS                 SIX MONTHS      JULY 11, 2003
                                                                               ENDED          YEAR        ENDED      (COMMENCEMENT
                                                                           APRIL 30,         ENDED    APRIL 30,  OF OPERATIONS) TO
NEUBERGER BERMAN INCOME FUNDS                                                   2004   OCTOBER 31,         2004        OCTOBER 31,
(000'S OMITTED)                                                          (UNAUDITED)          2003  (UNAUDITED)               2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                             $    10,555  $     28,059      $   463            $   246
Net realized gain (loss) on investments                                           10            61          500               (151)
----------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments               --            --         (239)               342
==================================================================================================================================
Net increase (decrease) in net assets resulting from operations               10,565        28,120          724                437
==================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                        (10,555)      (28,059)        (587)              (190)
Net realized gain on investments                                                 (60)           --           --                 --
==================================================================================================================================
Total distributions to shareholders                                          (10,615)      (28,059)        (587)              (190)
==================================================================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                  4,344,652    12,498,219        3,250             24,659
Proceeds from reinvestment of dividends and distributions                      2,324         4,312          415                143
----------------------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                              (4,490,271)  (12,976,936)         (26)            (1,436)
==================================================================================================================================
Net increase (decrease) from Fund share transactions                        (143,295)     (474,405)       3,639             23,366
==================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                       (143,345)     (474,344)       3,776             23,613

NET ASSETS:
Beginning of period                                                        2,682,134     3,156,478       23,613                 --
==================================================================================================================================
End of period                                                            $ 2,538,789  $  2,682,134      $27,389            $23,613
==================================================================================================================================
Undistributed (distributions in excess of) net investment income at
  end of period                                                          $        --  $         --      $   (59)           $    65
==================================================================================================================================

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2)  Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Income Funds
------------------------------------------

       NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    1 GENERAL: Neuberger Berman Institutional Cash Fund ("Institutional Cash") and Neuberger Berman Strategic Income Fund ("Strategic Income") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Institutional Cash offers Trust Class shares and Strategic Income offers Institutional Class shares. The Institutional Class of Strategic Income had no operations until July 11, 2003 other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

       The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

       It is the policy of Institutional Cash to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Fund will be able to maintain a stable net asset value per share.

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

    2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

    3 FOREIGN CURRENCY TRANSLATION: Strategic Income may invest in foreign securities denominated in foreign currency. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

    4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and (for

NOTES TO FINANCIAL STATEMENTS Income Funds cont'd
-------------------------------------------------

       Strategic Income) foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

    5 FEDERAL INCOME TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

    6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

    7 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of Institutional Cash to declare dividends from net investment income on each business day; such dividends are paid monthly. Strategic Income generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($168,103 expiring in 2011, determined as of October 31, 2003 for Strategic Income), it is the policy of each Fund not to distribute such gains.

       Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

       The tax character of distributions paid during the periods ended October 31, 2003 and 2002 were as follows:

       DISTRIBUTIONS PAID FROM:

                                                                 LONG-TERM             TAX RETURN
                                ORDINARY INCOME                 CAPITAL GAIN           OF CAPITAL              TOTAL
                                   2003          2002          2003         2002       2003     2002          2003          2002
       INSTITUTIONAL CASH   $28,059,371   $47,830,521     $      --    $      --   $     --  $    --   $28,059,371   $47,830,521
       STRATEGIC INCOME         189,760            --            --           --         --       --       189,760            --

       As of October 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                             UNDISTRIBUTED      UNDISTRIBUTED        UNREALIZED             LOSS
                                  ORDINARY          LONG-TERM      APPRECIATION    CARRYFORWARDS
                                    INCOME               GAIN     (DEPRECIATION)    AND DEFERRALS           TOTAL
       INSTITUTIONAL CASH       $1,551,933      $          --           $     --        $      --      $1,551,933
       STRATEGIC INCOME             97,152                 --            317,966         (168,103)        247,015

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

       The difference between book basis and tax basis for Institutional Cash is attributable primarily to timing differences of dividend payments. The difference between book basis and tax basis for Strategic Income is attributable primarily to the amortization of bond premium and the reclassification for tax purposes of realized foreign currency gain or loss to ordinary income.

    8 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

    9 CALL OPTIONS: Premiums received by Strategic Income upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

       Summary of option transactions for the six months ended April 30, 2004:

                                                                                                     VALUE WHEN
       STRATEGIC INCOME                                                                  NUMBER         WRITTEN
       Contracts outstanding 10/31/2003                                                  39,000        $ 40,000
       Contracts written                                                                 67,200          71,000
       Contracts expired                                                                 (1,300)         (1,000)
       Contracts exercised                                                              (13,200)        (13,000)
       Contracts closed                                                                 (40,100)        (42,000)
                                                                                        -------        --------
       Contracts outstanding 4/30/2004                                                   51,600        $ 55,000
                                                                                        -------        --------

   10 FORWARD FOREIGN CURRENCY CONTRACTS: Strategic Income may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 20% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract

NOTES TO FINANCIAL STATEMENTS Income Funds cont'd
-------------------------------------------------

       were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

   11 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, Strategic Income entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"). Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At April 30, 2004, Strategic Income had not paid Neuberger any fees under the Agreement.

       Income earned on the securities loaned, if any, is reflected in the Statements of Operations under the caption Income from securities loaned-net.

   12 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

   13 SHORT SALES: Strategic Income may enter into short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed by purchasing them at the market price at a date in the future. When a Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The Fund is required to pay the lender any dividends and may be required to pay premium or interest, in connection with the short sales.

       The Fund may also attempt to limit exposure to a possible decline in the market value of securities through short sales of securities that Management believes possess volatility characteristics similar to those being hedged. In such case, any loss in the Fund's long position after the short sale should be

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

       reduced by a corresponding gain in the short position. The Fund also may use short sales in an attempt to realize gains. The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

       At April 30, 2004, open positions in short sales for Strategic Income were as follows:

                                                                                                    UNREALIZED
       SHARES SOLD SHORT                DESCRIPTION                     PROCEEDS   MARKET VALUE   DEPRECIATION
       150                              Hospira, Inc.                     $4,268         $4,269             $1

   14  TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
       INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, Strategic Income may invest in Institutional Cash. Institutional Cash seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that Strategic Income invests in Institutional Cash, Management waives a portion of its management fee equal to the management fee it receives from Institutional Cash on those assets. For the six months ended April 30, 2004, income earned on this investment by Strategic Income amounted to $818 and is reflected in the Statements of Operations under the caption Income from investments in affiliated issuers. For the six months ended April 30, 2004, management fees waived on Strategic Income's investment in Institutional Cash amounted to $112.

       NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

       Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.10% and 0.60%, for Institutional Cash and Strategic Income, respectively, of its average daily net assets.

       Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

       Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                  REIMBURSEMENT FROM
                                                                                              MANAGEMENT FOR THE SIX
                                                                  EXPENSE                               MONTHS ENDED
       CLASS                                                LIMITATION(1)       EXPIRATION            APRIL 30, 2004
       INSTITUTIONAL CASH FUND TRUST CLASS                           0.41%        10/31/07                  $     --
       STRATEGIC INCOME FUND INSTITUTIONAL CLASS                     0.85%        10/31/14                   103,005

       (1) Expense limitation per annum of the respective class' average daily net assets.

NOTES TO FINANCIAL STATEMENTS Income Funds cont'd
-------------------------------------------------

       The Trust Class of Institutional Cash and the Institutional Class of Strategic Income have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement.

       During the six months ended April 30, 2004, there was no reimbursement to Management. At April 30, 2004, Strategic Income had a contingent liability to Management under the agreement of $307,850.

       On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to each Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of each Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

       Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

       Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $635 and $289, for Institutional Cash and Strategic Income, respectively.

       Strategic Income has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended April 30, 2004, the impact of this arrangement was a reduction of expenses of $1,007.

       NOTE C--SECURITIES TRANSACTIONS:

       Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, foreign currency contracts, and option contracts) for the six months ended April 30, 2004 were as follows:

       STRATEGIC INCOME

                                                                                                          SALES AND
       PURCHASES OF                  PURCHASES EXCLUDING          SALES AND MATURITIES         MATURITIES EXCLUDING
       U.S. GOVERNMENT                   U.S. GOVERNMENT            OF U.S. GOVERNMENT              U.S. GOVERNMENT
       AND AGENCY OBLIGATIONS     AND AGENCY OBLIGATIONS        AND AGENCY OBLIGATIONS       AND AGENCY OBLIGATIONS
       $1,323,017                            $13,796,603                      $179,120                  $11,309,012

       All securities transactions for Institutional Cash were short-term.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

       During the six months ended April 30, 2004, Strategic Income had entered into various contracts to deliver currencies at specified future dates. At April 30, 2004, open contracts were as follows:

                                                                                                         NET UNREALIZED
                                                               IN EXCHANGE    SETTLEMENT                   APPRECIATION
       SELL                                       CONTRACTS            FOR          DATE         VALUE   (DEPRECIATION)
       CANADIAN DOLLAR                              170,000     $  124,959       6/23/04    $  123,811         $  1,148
       EURO DOLLAR                                2,221,000      2,626,777       6/23/04     2,656,015          (29,238)
       JAPANESE YEN                             160,716,000      1,467,726       6/23/04     1,458,684            9,042
       POUND STERLING                               189,000        332,829       6/23/04       333,690             (861)

       During the six months ended April 30, 2004, brokerage commissions on securities transactions for Strategic Income amounted to $17,278, of which Neuberger received $556, Lehman received $2,356, and other brokers received $14,366.

       NOTE D--FUND SHARE TRANSACTIONS:

       Share activity for the six months ended April 30, 2004 and for the year ended October 31, 2003 was as follows:

                        FOR THE SIX MONTHS ENDED APRIL 30, 2004             FOR THE YEAR ENDED OCTOBER 31, 2003
                                        SHARES                                                  SHARES
                                     ISSUED ON                                               ISSUED ON
                                  REINVESTMENT                                            REINVESTMENT
                                  OF DIVIDENDS                                            OF DIVIDENDS
       (000'S            SHARES            AND        SHARES                    SHARES             AND       SHARES
       OMITTED)            SOLD  DISTRIBUTIONS      REDEEMED       TOTAL          SOLD   DISTRIBUTIONS     REDEEMED       TOTAL
       INSTITUTIONAL
       CASH:

       TRUST CLASS    4,344,652          2,324    (4,490,271)   (143,295)   12,498,219           4,312  (12,976,936)   (474,405)

                         FOR THE SIX MONTHS ENDED APRIL 30, 2004          FOR THE PERIOD ENDED OCTOBER 31, 2003*
       STRATEGIC
       INCOME:
       INSTITUTIONAL
       CLASS                316             40            (3)        353         2,466              14         (144)     2,336

       * Period from July 11, 2003 (commencement of operations) to October 31, 2003.

       NOTE E--LINE OF CREDIT:

       At April 30, 2004, each Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire

NOTES TO FINANCIAL STATEMENTS Income Funds cont'd
-------------------------------------------------

       $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2004. During the six months ended April 30, 2004, neither Fund utilized this line of credit.

       NOTE F--UNAUDITED FINANCIAL INFORMATION:

       The financial information included in this interim report is taken from the records of each Fund without audit by independent auditors. Annual reports contain audited financial statements.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

FINANCIAL HIGHLIGHTS Institutional Cash Fund
--------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

TRUST CLASS+                                                                                                       PERIOD FROM
                                                  SIX MONTHS ENDED                                                MAY 8, 2000^
                                                         APRIL 30,              YEAR ENDED OCTOBER 31,          TO OCTOBER 31,
                                                  ----------------       -----------------------------------    --------------
                                                              2004           2003          2002         2001              2000
                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.0000       $ 1.0000      $ 1.0000     $ 1.0000           $1.0000
                                                          --------       --------      --------     --------           -------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                 .0039          .0096         .0176        .0466             .0307
                                                          --------       --------      --------     --------           -------

LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                                  (.0039)        (.0096)       (.0176)      (.0466)           (.0307)
FROM NET CAPITAL GAINS                                      (.0000)          --          (.0000)          --               --
                                                          --------       --------      --------     --------           -------
TOTAL DISTRIBUTIONS                                         (.0039)        (.0096)       (.0176)      (.0466)           (.0307)
                                                          --------       --------      --------     --------           -------
NET ASSET VALUE, END OF PERIOD                            $ 1.0000       $ 1.0000      $ 1.0000     $ 1.0000           $1.0000
                                                          --------       --------      --------     --------           -------
TOTAL RETURN++                                               +0.39%**       +0.97%        +1.77%       +4.76%            +3.11%**

RATIOS/SUPPLEMENTAL DATA                                     +0.39%**       +0.97%        +1.77%       +4.76%            +3.11%**
NET ASSETS, END OF PERIOD (IN MILLIONS)                   $2,538.8       $2,682.1      $3,156.5     $2,125.1           $ 635.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                 .28%*          .28%          .28%         .29%              .36%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    .28%*          .28%          .28%         .29%              .35%*
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                                 .78%*          .97%         1.74%        4.52%             6.45%*

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Strategic Income Fund
------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INSTITUTIONAL CLASS                                                                              PERIOD FROM
                                                                       SIX MONTHS ENDED       JULY 11, 2003^
                                                                              APRIL 30,       TO OCTOBER 31,
                                                                       ----------------       --------------
                                                                                  2004                  2003
                                                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                             $10.11               $10.00
                                                                                 ------               ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                        .18                  .10
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                    .12                  .09
                                                                                 ------               ------
TOTAL FROM INVESTMENT OPERATIONS                                                    .30                  .19
                                                                                 ------               ------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                                                         (.23)                (.08)
                                                                                 ------               ------
NET ASSET VALUE, END OF PERIOD                                                   $10.18               $10.11
                                                                                 ------               ------
TOTAL RETURN++                                                                    +2.93%**             +1.95%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                          $ 27.4               $ 23.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                                      .86%*                .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS***                                      .85%*                .84%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                        3.54%*               3.51%*
PORTFOLIO TURNOVER RATE                                                              47%                  34%

See Notes to Financial Highlights

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For Strategic Income, total return would have been lower if Management had not reimbursed certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

*** After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                                          SIX MONTHS ENDED      PERIOD ENDED
                                                                                 APRIL 30,       OCTOBER 31,
                                                                                      2004           2003(1)
Strategic Income Institutional Class                                                  1.64%             3.77%

(1)  Period from July 11, 2003 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

DIRECTORY
---------

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1221

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

TRUSTEES AND OFFICERS (Unaudited)
---------------------------------

The following tables set forth information concerning the Trustees and officers of the Trust. All persons named as Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                              POSITION AND                                   FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)     PRINCIPAL OCCUPATION(S) (3)       TRUSTEE          FUND COMPLEX BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

John Cannon (74)             Trustee since    Consultant. Formerly,                38        Independent Trustee or
                             1994             Chairman and Chief                             Director of three series
                                              Investment Officer, CDC                        of OppenheimerFunds:
                                              Investment Advisors                            Limited Term New York
                                              (registered investment                         Municipal Fund, Rochester
                                              adviser) (1993-January                         Fund Municipals, and
                                              1999); prior thereto,                          Oppenheimer Convertible
                                              President and Chief                            Securities Fund since
                                              Executive Officer, AMA                         1992.
                                              Investment Advisors, an
                                              affiliate of the American
                                              Medical Association.

Faith Colish (68)            Trustee since    Counsel, Carter Ledyard &            38        Director, American Bar
                             2000             Milburn LLP (law firm)                         Retirement Association
                                              since October 2002;                            (ABRA) since 1997
                                              formerly, Attorney at Law                      (not-for-profit
                                              and President, Faith                           membership association).
                                              Colish, A Professional
                                              Corporation, 1980 to
                                              2002.

Walter G.Ehlers (71)         Trustee since    Consultant; Retired                  38        None.
                             2000             President and Trustee,
                                              Teachers Insurance &
                                              Annuity (TIAA) and
                                              College Retirement
                                              Equities Fund (CREF).


TRUSTEES AND OFFICERS (Unaudited) cont'd
----------------------------------------

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                              POSITION AND                                   FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)     PRINCIPAL OCCUPATION(S) (3)       TRUSTEE          FUND COMPLEX BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
C.Anne Harvey (66)           Trustee since    Consultant, C.A.Harvey               38        Formerly, Member,
                             2000             Associates since June                          Individual Investors
                                              2001; formerly, Director,                      Advisory Committee to the
                                              AARP, 1978 to December                         New York Stock Exchange
                                              2001.                                          Board of Directors, 1998
                                                                                             to June 2002; President,
                                                                                             Board of Associates to
                                                                                             The National
                                                                                             Rehabilitation Hospital's
                                                                                             Board of Directors since
                                                                                             2002; Member, American
                                                                                             Savings Education
                                                                                             Council's Policy Board
                                                                                             (ASEC), 1998-2000;
                                                                                             Member, Executive
                                                                                             Committee, Crime
                                                                                             Prevention Coalition of
                                                                                             America, 1997-2000.

Barry Hirsch (71)            Trustee since    Attorney at Law.                     38        None.
                             1993             Formerly, Senior Counsel,
                                              Loews Corporation
                                              (diversified financial
                                              corporation) May 2002
                                              until April 2003;
                                              formerly, Senior Vice
                                              President, Secretary and
                                              General Counsel, Loews
                                              Corporation.

Robert A.Kavesh (76)         Trustee since    Marcus Nadler Professor              38        Director, DEL
                             1993             of Finance and Economics                       Laboratories,
                                              Emeritus, New York                             Inc. (cosmetics and
                                              University Stern School                        pharmaceuticals) since
                                              of Business.                                   1978; Director, The
                                                                                             Caring Community
                                                                                             (not-for-profit).

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                              POSITION AND                                   FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)     PRINCIPAL OCCUPATION(S) (3)       TRUSTEE          FUND COMPLEX BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Howard A.Mileaf (67)         Trustee since    Retired. Formerly, Vice              38        Director, WHX Corporation
                             2000             President and Special                          (holding company) since
                                              Counsel, WHX Corporation                       August 2002; Director,
                                              (holding company)                              Webfinancial Corporation
                                              1993-2001.                                     (holding company) since
                                                                                             December 2002; Director,
                                                                                             State Theatre of New
                                                                                             Jersey (not-for-profit
                                                                                             theater) since 2000;
                                                                                             formerly, Director,
                                                                                             Kevlin Corporation
                                                                                             (manufacturer of
                                                                                             microwave and other
                                                                                             products).

William E.Rulon (71)         Trustee since    Retired. Senior Vice                 38        Director, Pro-Kids Golf
                             1993             President, Foodmaker,                          and Learning Academy
                                              Inc. (operator and                             (teach golf and computer
                                              franchiser of                                  usage to "at risk"
                                              restaurants) until                             children) since 1998;
                                              January 1997.                                  formerly, Director,
                                                                                             Prandium, Inc.
                                                                                             (restaurants) from March
                                                                                             2001 until July 2002.

Cornelius T.Ryan (72)        Trustee since    Founding General Partner,            38        Director, Capital Cash
                             2000             Oxford Partners and                            Management Trust (money
                                              Oxford Bioscience                              market fund),
                                              Partners (venture capital                      Narragansett Insured
                                              partnerships) and                              Tax-Free Income Fund,
                                              President, Oxford Venture                      Rocky Mountain Equity
                                              Corporation.                                   Fund, Prime Cash Fund,
                                                                                             several private companies
                                                                                             and QuadraMed Corporation
                                                                                             (NASDAQ).

TRUSTEES AND OFFICERS (Unaudited) cont'd
----------------------------------------

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                              POSITION AND                                   FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)     PRINCIPAL OCCUPATION(S) (3)       TRUSTEE          FUND COMPLEX BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)         Trustee since    General Partner, Seip                38        Director, H&R Block, Inc.
                             2000             Investments LP (a private                      (financial services
                                              investment partnership);                       company) since May 2001;
                                              formerly, President and                        Director, Forward
                                              CEO, Westaff, Inc.                             Management, Inc. (asset
                                              (temporary staffing), May                      management) since 2001;
                                              2001 to January 2002;                          formerly, Director,
                                              Senior Executive at the                        General Magic (voice
                                              Charles Schwab                                 recognition software)
                                              Corporation from 1983 to                       November 2001 until 2002;
                                              1999; including Chief                          Director, E-Finance
                                              Executive Officer,                             Corporation (credit
                                              Charles Schwab Investment                      decisioning services)
                                              Management, Inc. and                            1999-2003; Director, Save-
                                              Trustee, Schwab Family of                      Daily.com (micro
                                              Funds and Schwab                               investing services)
                                              Investments from 1997 to                       1999-2003; Director,
                                              1998 and Executive Vice                        Offroad Capital
                                              President-Retail                               Inc. (pre-public internet
                                              Brokerage, Charles Schwab                      commerce company).
                                              Investment Management
                                              from 1994 to 1997.

Candace L.Straight (56)      Trustee since    Private investor and                 38        Director, The Proformance
                             1993             consultant specializing                        Insurance Company
                                              in the insurance                               (personal lines property
                                              industry; formerly, Advisory                   and casualty insurance
                                              Director, Securitas                            company) since March
                                              Capital LLC (a global                          2004;Director, Providence
                                              private equity investment                      Washington (property and
                                              firm dedicated to making                       casualty insurance
                                              investments in the                             company) since December
                                              insurance sector) 1998                         1998; Director, Summit
                                              until December 2002.                           Global Partners
                                                                                             (insurance brokerage
                                                                                             firm) since October 2000.

Peter P.Trapp (59)           Trustee since    Regional Manager for                 38        None.
                             2000             Atlanta Region, Ford
                                              Motor Credit Company
                                              since August 1997;
                                              formerly, President, Ford
                                              Life Insurance Company,
                                              April 1995 until August
                                              1997.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                              POSITION AND                                   FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)     PRINCIPAL OCCUPATION(S) (3)       TRUSTEE          FUND COMPLEX BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Edward I. O'Brien* (75)      Trustee since    Formerly, Member,                    38        Director, Legg Mason,
                             2000             Investment Policy                              Inc. (financial services
                                              Committee, Edward                              holding company) since
                                              Jones, 1993-2001;                              1993; formerly, Director,
                                              President, Securities                          Boston Financial Group
                                              Industry Association                           (real estate and tax
                                              ("SIA") (securities                            shelters) 1993-1999.
                                              industry's representative
                                              in government relations
                                              and regulatory matters at
                                              the federal and state
                                              levels) from 1974-1992;
                                              Adviser to SIA, November
                                              1992-November 1993.

Jack L. Rivkin* (63)         President and    Executive Vice President             38        Director, Dale Carnegie
                             Trustee since    and Chief Investment                           and Associates, Inc.
                             December         Officer, Neuberger Berman                      (private company)
                             2002             Inc. (holding company)                         since 1998; Director,
                                              since 2002 and 2003,                           Emagin Corp. (public
                                              respectively; Executive                        company) since 1997;
                                              Vice President and Chief                       Director, Solbright, Inc.
                                              Investment Officer,                            (private company) since
                                              Neuberger Berman since                         1998; Director, Infogate,
                                              2002 and 2003,                                 Inc. (private company)
                                              respectively; Director                         since 1997.
                                              and Chairman, NB
                                              Management since December
                                              2002; formerly, Executive
                                              Vice President, Citigroup
                                              Investments, Inc. from
                                              September 1995 to
                                              February 2002; Executive
                                              Vice President, Citigroup
                                              Inc. from September 1995
                                              to February 2002.

TRUSTEES AND OFFICERS (Unaudited) cont'd
----------------------------------------

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                              POSITION AND                                   FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)     PRINCIPAL OCCUPATION(S) (3)       TRUSTEE          FUND COMPLEX BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (44)       Chairman of      Executive Vice President,            38        Director, Neuberger
                             the Board,       Neuberger Berman                               Berman Inc. (holding
                             Chief            Inc. (holding company)                         company) from October
                             Executive        since 1999; Head of                            1999 through March 2003;
                             Officer and      Neuberger Berman Inc.'s                        President and Director,
                             Trustee since    Mutual Funds and                               NB Management since 1999;
                             2000 President   Institutional Business                         Director and Vice
                             and Chief        since 1999; Executive                          President, Neuberger &
                             Executive        Vice President, Neuberger                      Berman Agency, Inc. since
                             Officer from     Berman since 1999;                             2000.
                             Management       Principal, Neuberger
                             from 1999 to     Berman from 1997 until
                             2000             1999; Senior Vice
                                              President, NB 1996 until
                                              1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds for which NB Management serves as investment manager.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                      POSITION AND
  NAME, AGE, AND ADDRESS (1)     LENGTH OF TIME SERVED (2)                      PRINCIPAL OCCUPATION(S) (3)
-------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (47)        Secretary since 1985                  Vice President-Mutual Fund Board Relations, NB
                                                                     Management since 2000; Vice President, Neuberger
                                                                     Berman since 2002 and employee since 1999; Vice
                                                                     President, NB Management from 1986 to
                                                                     1999; Secretary, eleven registered investment
                                                                     companies for which NB Management acts as
                                                                     investment manager and administrator (four since
                                                                     2002, three since 2003, and one since 2004).

Robert Conti (47)              Vice President since 2000             Senior Vice President, Neuberger Berman since 2003;
                                                                     Vice President, Neuberger Berman from 1999 until
                                                                     2003; Senior Vice President, NB Management since
                                                                     2000; Controller, NB Management until 1996;
                                                                     Treasurer, NB Management from 1996 until 1999;
                                                                     Vice President, eleven registered investment
                                                                     companies for which NB Management acts as
                                                                     investment manager and administrator (three since
                                                                     2000, four since 2002, three since 2003, and one
                                                                     since 2004).

Brian P. Gaffney (50)          Vice President since 2000             Managing Director, Neuberger Berman since 1999;
                                                                     Senior Vice President, NB Management since 2000;
                                                                     Vice President, NB Management from 1997 until
                                                                     1999; Vice President, eleven registered investment
                                                                     companies for which NB Management acts as
                                                                     investment manager and administrator (three since
                                                                     2000, four since 2002, three since 2003, and one
                                                                     since 2004).

Sheila R. James (38)           Assistant Secretary since 2002        Employee, Neuberger Berman since 1999; Employee,
                                                                     NB Management from 1991 to 1999; Assistant
                                                                     Secretary, eleven registered investment companies
                                                                     for which NB Management acts as investment manager
                                                                     and administrator (seven since 2002, three since
                                                                     2003, and one since 2004).

Kevin Lyons (48)               Assistant Secretary since 2003        Employee, Neuberger Berman since 1999; Employee,
                                                                     NB Management from 1993 to 1999; Assistant
                                                                     Secretary, eleven registered investment companies
                                                                     for which NB Management acts as investment manager
                                                                     and administrator (ten since 2003 and one since
                                                                     2004).

TRUSTEES AND OFFICERS (Unaudited) cont'd
----------------------------------------

                                      POSITION AND
  NAME, AGE, AND ADDRESS (1)     LENGTH OF TIME SERVED (2)                      PRINCIPAL OCCUPATION(S) (3)
-------------------------------------------------------------------------------------------------------------------------
John M. McGovern (34)          Assistant Treasurer since 2002        Vice President, Neuberger Berman since 2004;
                                                                     Employee, NB Management since 1993; Assistant
                                                                     Treasurer, eleven registered investment companies
                                                                     for which NB Management acts as investment manager
                                                                     and administrator (seven since 2002, three since
                                                                     2003, and one since 2004).

Barbara Muinos (45)            Treasurer and Principal Financial     Vice President, Neuberger Berman since 1999;
                               and Accounting Officer since          Assistant Vice President, NB Management from 1993
                               2002                                  to 1999; Treasurer and Principal Financial and
                                                                     Accounting Officer, eleven registered investment
                                                                     companies for which NB Management acts as
                                                                     investment manager and administrator (seven since
                                                                     2002, three since 2003, and one since 2004);
                                                                     Assistant Treasurer, three registered investment
                                                                     companies for which NB Management acts as
                                                                     investment manager and administrator from 1996
                                                                     until 2002.

Frederic B. Soule (57)         Vice President since 2000             Senior Vice President, Neuberger Berman since
                                                                     2003; Vice President, Neuberger Berman from 1999
                                                                     until 2003; Vice President, NB Management from
                                                                     1995 until 1999; Vice President, eleven registered
                                                                     investment companies for which NB Management acts
                                                                     as investment manager and administrator (three
                                                                     since 2000, four since 2002, three since 2003, and
                                                                     one since 2004).

Trani Jo Wyman (34)            Assistant Treasurer since 2002        Employee, NB Management since 1991; Assistant
                                                                     Treasurer, eleven registered investment companies
                                                                     for which NB Management acts as investment manager
                                                                     and administrator (seven since 2002, three since
                                                                     2003, and one since 2004).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                                     NEUBERGER BERMAN APRIL 30, 2004 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Beginning September 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website at www.nb.com [http://www.nb.com].

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

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

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

                                                [NEUBERGER  BERMAN LOGO]

                                                A LEHMAN BROTHERS COMPANY

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue 2nd Floor
                                                New York, NY 10158-0180
Statistics and projections in this              SHAREHOLDER SERVICES
report are derived from sources deemed          800.877.9700
to be reliable but cannot be regarded as        INSTITUTIONAL SERVICES
a representation of future results of           800.366.6264
the Funds. This report is prepared for          INTERNAL SALES & SERVICES
the general information of shareholders         877.461.1899
and is not an offer of shares of the
Funds. Shares are sold only through             www.nb.com
the currently effective prospectus, which
must precede or accompany this report.          [RECYCLED SYMBOL] B0586 06/04

Item 2. Code of Ethics.

Not Applicable.  Only required in an annual report.

Item 3. Audit Committee Financial Expert.

Not Applicable.  Only required in an annual report.

Item 4. Principal Accountant Fees and Services.

Not Applicable.  Only required in an annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

Not Yet Applicable.  Item applies to periods ending on or after July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable to the Registrant.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits

(a)(1) Not Applicable. Only required in an annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto

   (b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds


By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2004



By: /s/ Barbara Muinos
    ------------------
    Barbara Muinos
    Treasurer and Principal Financial
      and Accounting Officer

Date: June 28, 2004